                                    [LOGO]
                        AID ASSOCIATION FOR LUTHERANS


                                          AAL VARIABLE PRODUCT SERIES FUND, INC.
                                                  AAL VARIABLE ANNUITY ACCOUNT I
                                                     AAL VARIABLE LIFE ACCOUNT I


                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 1998

                                                            AAL Variable Product
                                                          Money Market Portfolio

                                                            AAL Variable Product
                                                                  Bond Portfolio

                                                            AAL Variable Product
                                                              Balanced Portfolio

                                                            AAL Variable Product
                                                   Large Company Stock Portfolio

                                                            AAL Variable Product
                                                   Small Company Stock Portfolio

                                                            AAL Variable Product
                                                   International Stock Portfolio

                                                            AAL Variable Product
                                                       High Yield Bond Portfolio

                  YOUR LINK TO AID ASSOCIATION FOR LUTHERANS

                                 800-CALL AAL

                                (800-225-5225)

                             Calls May Be Recorded



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              Please be prepared to give your name, certificate
                 number and Social Security number. Thank you!

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


TABLE OF CONTENTS

PRESIDENT'S LETTER.........................................................   2

PORTFOLIO PERSPECTIVES
  AAL Variable Product Money Market Portfolio..............................   4
  AAL Variable Product Bond Portfolio......................................   6
  AAL Variable Product Balanced Portfolio..................................   8
  AAL Variable Product Large Company Stock Portfolio.......................  10
  AAL Variable Product Small Company Stock Portfolio.......................  12
  AAL Variable Product International Stock Portfolio.......................  14
  AAL Variable Product High Yield Bond Portfolio...........................  16

SCHEDULE OF INVESTMENTS
  AAL Variable Product Money Market Portfolio..............................  18
  AAL Variable Product Bond Portfolio......................................  20
  AAL Variable Product Balanced Portfolio..................................  25
  AAL Variable Product Large Company Stock Portfolio.......................  41
  AAL Variable Product Small Company Stock Portfolio.......................  50
  AAL Variable Product International Stock Portfolio.......................  60
  AAL Variable Product High Yield Bond Portfolio...........................  63

STATEMENT OF ASSETS AND LIABILITIES
  AAL Variable Product Series Fund, Inc. ..................................  66
  AAL Variable Annuity Account I...........................................  83
  AAL Variable Life Account I..............................................  93

STATEMENT OF OPERATIONS
  AAL Variable Product Series Fund, Inc. ..................................  68
  AAL Variable Annuity Account I...........................................  84
  AAL Variable Life Account I..............................................  94

STATEMENT OF CHANGES IN NET ASSETS
   AAL Variable Product Series Fund, Inc. .................................  70
   AAL Variable Annuity Account I .........................................  86
   AAL Variable Life Account I ............................................  96

NOTES TO FINANCIAL STATEMENTS
   AAL Variable Product Series Fund, Inc. .................................  72
   AAL Variable Annuity Account I .........................................  88
   AAL Variable Life Account I ............................................  98

FINANCIAL HIGHLIGHTS.......................................................  78

REPORT OF INDEPENDENT AUDITORS
  AAL Variable Product Series Fund, Inc. ..................................  82
  AAL Variable Annuity Account I...........................................  92
  AAL Variable Life Account I ............................................. 102

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


JANUARY 27, 1999.


DEAR MEMBER:

We are pleased to provide you with the annual report for the AAL Variable Product Series Fund, Inc., AAL Variable Annuity Account I and AAL Variable Life Account I. Details about performance and holdings for each individual portfolio are included. We hope you take time to review this information.

[PICTURE APPEARS HERE]

JOHN O. GILBERT (LEFT) WITH STEVEN A. WEBER

1998 was a volatile year for investors in products tied to domestic financial markets. The Dow Jones Industrial Average (Dow) reached a then new high at 9,337 in July and then dropped almost 1,000 points in a four-day span at the end of August. Experts believe this kind of volatility was created by investor concern. The economic situation in other parts of the world caused investor uncertainty in U.S. financial markets and investors began to take their money out of investments perceived as risky.

Despite the stock market volatility, the Dow ended the year up 16 percent at 9,181 and the Standard & Poor's(R) 500 Composite Stock Price Index finished up 26 percent for the year. This is the first time in history that the Dow posted double-digit percentage gains four years in a row. Many experts

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

believe this was helped by the Federal Reserve Board lowering interest rates three separate times near year-end.

In times of volatile markets, it is important to take a long-term, diversified approach to investing. Even though the AAL Variable Annuity and Variable Universal Life are primarily insurance products, if you are uncomfortable with the volatility of the past year, you may want to rethink your mix of investment options within these products.

We at AAL would like to thank you for your continued loyalty and confidence. We look forward to serving you and encourage you to take advantage of all the financial services offered to Lutherans and their families by AAL and its affiliates. If you have questions regarding your variable annuity or variable universal life certificates, please contact your local AAL representative or call 800-225-5225 between 7a.m. and 8p.m. Central Time, Mon. through Fri., and from 9a.m. to 1p.m. Central Time on Sat., to speak with an AAL variable products service center representative.

Best regards,


/s/ John Gilbert                          /s/ Steven A. Weber

JOHN O. GILBERT                           STEVEN A. WEBER
President & Chief Executive Officer       President
Aid Association for Lutherans             AAL Variable Product Series Fund, Inc.

                       AAL VARIABLE PRODUCTS ANNUAL REPORT

 ............Total Net Assets...............$33,570,862................NAV.......


MONEY MARKET PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING 1998?

The return on the Portfolio for 1998 was 5.31%. The 7-day yield, which more closely reflects the current earnings, was 4.99% at year-end. Money market returns were stable for most of the year. The federal funds rate was cut from 5.50% in September to 4.75% by Nov. 17, in a series of three decreases. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by banks which may lend federal funds to each other on an overnight basis. These actions on the part of the Federal Reserve Board (the Fed) caused rates available on short-term investments to decline by a similar amount.

                         VALUE OF A $10,000 INVESTMENT
                         -----------------------------

                                   06-14-95   12-31-95   12-31-96   12-31-97   12-31-98
MONEY MARKET PORTFOLIO               10,000     10,302     10,841     11,419     12,024
SALOMON BROTHERS SHORT TERM INDEX    10,000     10,295     10,805     11,328     11,848

*An index composed of 1-month Treasury bills.

HOW HAVE THE FED'S INTEREST RATE CUTS AFFECTED THE RETURNS AVAILABLE TO THE PORTFOLIO?

[PICTURE APPEARS HERE]

As a result of the rate cuts, interest rates available on short-term investments are approximately 0.75% lower than they were before the reductions. If Federal Reserve policy remains constant throughout 1999, returns on the Portfolio are likely to reflect the impact of the rate decreases, which occurred in the fourth quarter of 1998.

                         AVERAGE ANNUAL TOTAL RETURNS/1/
                         ----------------------------
                            As of December 31, 1998

                                                            From     Inception
                                                1-Year    Inception     Date
                                                ------    ---------     ----
Fund Portfolio/2/.............................  5.31%       5.33%     6/14/95
Variable Annuity
Subaccount/3/.................................  4.02%       4.04%     6/15/95
Variable Life
Subaccount/3/.................................   NA         3.29%     5/15/98
SEC Variable
Annuity Subaccount/4/......................... (2.53%)      2.97%     6/15/95

           PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

/1/ TOTAL RETURNS - Total returns and unit values are subject to fluctuation.
    Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Actual returns experienced by the contract owner, as reflected in the cash value of the certificate, will be significantly less than those shown for the Portfolios, because the owner's values are reduced by mortality and risk expenses, and other charges and expenses related to the certificate's insurance coverage.

/2/ FUND PORTFOLIO - Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges. However, these values reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ VARIABLE SUBACCOUNTS - Annuity returns reflect the deduction of the 1.25% mortality and expense risk fee, but do not reflect the $25 annual maintenance charge (for accounts of less than $5,000) or surrender charges. Life returns do not reflect charges assessed to individual certificate owners.

/4/ SEC VARIABLE ANNUITY SUBACCOUNT - Reflects all fees and expenses and the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh.

Please refer to the hypothetical illustrations in the account prospectus which show the effect on performance of various assumptions regarding the cost for insurance protection. You may also obtain a personalized illustration of historical performance which reflects the costs of your certificate's insurance protection.

                       AAL VARIABLE PRODUCTS ANNUAL REPORT

 .........$1.00..............NUMBER OF SECURITIES IN PORTFOLIO.........39........


DO YOU FORESEE ANY CHANGES IN THE ECONOMY THAT MAY RESULT IN THE FED RAISING INTEREST RATES IN THE NEAR TERM?

The primary impetus that would cause the Fed to raise interest rates would be in anticipation of higher rates of inflation. This could occur from labor shortages and a resultant increase in costs to attract skilled workers. Another factor leading to higher inflation would be an overheating of the economy, caused by increased consumer spending levels. While we do not expect either of these outcomes at the current time, we are constantly monitoring economic events to take advantage of changes in the environment.

/s/ Alan D. Onstad

Alan D. Onstad
PORTFOLIO MANAGER

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                              5 LARGEST HOLDINGS
                              ------------------

                                            Interest   Maturity   % of Portfolio
Security                                     Rate*       Date        12/31/98
--------------------------------------------------------------------------------
Hershey Foods Corporation.................. 5.350%     1/26/99        3.6%

Ford Motor Credit Corporation.............. 5.400%     1/28/99        3.6%

Countrywide Home Mortgage.................. 5.250%     1/14/99        3.5%

H. J. Hienz Corporation.................... 5.250%      2/5/99        3.5%

Wisconsin Electric Corporation............. 5.270%     1/12/99        3.4%

* The interest rate shown reflects the coupon rate, or, for the securities purchased at a discount, the discount rate at the date of purchase.
Value of a $10,000 Investment



                               SECTOR ALLOCATIONS
                               ------------------

                           [PIE CHART APPEARS HERE]

                                                                  % of Portfolio
                                                                     12/31/98
                                                                     --------
 . Utilities.......................................................     34%

 . Consumer Non-Durables...........................................     26%

 . Finance.........................................................     19%

 . Consumer Durables...............................................     10%

 . Technology......................................................      5%

 . Energy..........................................................      3%

 . Materials & Services............................................      3%
                                                                     --------
                                                     TOTAL            100%


                                CREDIT QUALITY
                                --------------

                          AVERAGE QUALITY: FIRST TIER


                                   MATURITY
                                   --------

                           AVERAGE MATURITY: 22 DAYS

                     AAL VARIABLE PRODUCTS ANNUAL REPORT

 .............Total Net Assets...............$42,207,168..............NAV........


BOND PORTFOLIO.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO THE U.S. BOND MARKET DURING 1998, AND WHAT FACTORS AFFECTED PERFORMANCE?

The Portfolio performed well during 1998 relative to the bond market in general. The bond market experienced a dramatic increase in interest rate risk premium for corporate securities around mid-year. Corporate bond buyers demanded a higher spread over Treasury securities than they had in the first half of 1998 to justify purchases of lower quality corporate bonds. The investing public accepted this dramatic rise in U.S. credit spreads as the consequence of emerging market events and the liquidity problems that ensued. On December 31, 1998, all of the Portfolio's securities were of investment-grade, and 78% was rated AAA, the highest rating achievable. The high quality helped the Portfolio avoid most of the adverse spread widening.

WHICH AREA OF THE INVESTMENT-GRADE BOND MARKET (E.G., U.S. TREASURY, CORPORATE, MORTGAGE-BACKED AND ASSET-BACKED) PROVIDED THE MOST ATTRACTIVE RETURNS FOR INVESTORS DURING 1998? TO WHAT DEGREE DID THE PORTFOLIO TAKE ADVANTAGE OF THESE OPPORTUNITIES?

[PICTURE APPEARS HERE]

The longest-term U.S. Treasury bonds provided the highest total returns for the year, coming in at 14.2%. Long-term government agency and the highest quality corporate securities were not far behind. The Portfolio had approximately 38% in U.S. Treasurys and 9% in government agency securities. With maturities ranging from one to 30 years, the Portfolio captured a good portion of the best performing sectors of the bond market during 1998.


                         AVERAGE ANNUAL TOTAL RETURNS/1/
                         ----------------------------
                            As of December 31, 1998

                                                            From      Inception
                                               1-Year     Inception      Date
                                               ------------------------------
Fund Portfolio/2/.............................  8.59%       7.56%      6/14/95
Variable Annuity
Subaccount/3/.................................  7.24%       6.29%      6/15/95
Variable Life
Subaccount/3/.................................   NA         6.23%      5/15/98
SEC Variable
Annuity Subaccount/4/.........................  0.48%       5.20%      6/15/95

            PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

/1/ TOTAL RETURNS - Total returns and unit values are subject to fluctuation.
    Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Actual returns experienced by the contract owner, as reflected in the cash value of the certificate, will be significantly less than those shown for the Portfolios, because the owner's values are reduced by mortality and risk expenses, and other charges and expenses related to the certificate's insurance coverage.

/2/ FUND PORTFOLIO - Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges. However, these values reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ VARIABLE SUBACCOUNTS - Annuity returns reflect the deduction of the 1.25% mortality and expense risk fee, but do not reflect the $25 annual maintenance charge (for accounts of less than $5,000) or surrender charges. Life returns do not reflect charges assessed to individual certificate owners.

/4/ SEC VARIABLE ANNUITY SUBACCOUNT - Reflects all fees and expenses and the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh.

Please refer to the hypothetical illustrations in the account prospectus which show the effect on performance of various assumptions regarding the cost for insurance protection. You may also obtain a personalized illustration of historical performance which reflects the costs of your certificate's insurance protection.

                         VALUE OF A $10,000 INVESTMENT
                         -----------------------------

                                         06-14-95    12-31-95    12-31-96     12-31-97     12-31-98
BOND PORTFOLIO                            10,000       10,580      10,909       11,930       12,955
LEHMAN BROTHERS AGGREGATE BOND INDEX      10,000       10,616      10,999       12,062       13,101

                     AAL VARIABLE PRODUCTS ANNUAL REPORT.

 ........$10.36.............Number of Securities in Portfolio...........157......

HOW WAS THE PERFORMANCE OF THE U.S. BOND MARKET AFFECTED IN 1998 BY THE FINANCIAL TURMOIL EXPERIENCED BY RUSSIA, BRAZIL AND ASIA?

Financial problems in these areas of the world have had a deflationary impact on U.S. markets. The global liquidity crisis triggered by the Russian debt default debacle resulted in the Federal Reserve Board taking action by lowering short-term interest rates to preempt a possible global recession. Devaluation of the Brazilian currency and excess manufacturing capacity in Asia resulted in a flood of inexpensive imports into the U.S., which helped keep inflation low and allowed Treasury interest rates to decline during the second half of 1998.


/s/ R. Jerry Scheel

R. Jerry Scheel
PORTFOLIO MANAGER


                                    MATURITY
                                    --------

                          AVERAGE MATURITY: 7.80 YEARS


                              5 LARGEST HOLDINGS
                              ------------------

                                          Interest      Maturity  % of Portfolio
Security                                    Rate          Date       12/31/98
--------------------------------------------------------------------------------
Enterprise Oil Notes....................   6.500%       5/01/05        1.2%

U.S. Treasury Bond......................   8.125%       8/15/19        1.2%

U.S. Treasury Bond......................   7.875%       2/15/21        1.2%

U.S. Treasury Bond......................   8.750%       5/15/17        1.2%

U.S. Treasury Bond......................   8.250%       2/15/20        1.1%

                                                                  Bond Portfolio


                               SECTOR ALLOCATIONS
                               -------------------

                           [PIE CHART APPEARS HERE]

                                                                  % of Portfolio
                                                                     12/31/98
                                                                    ----------
 . U.S. Government Obligations....................................       37%

 . U.S. Government Agency Obligations.............................       37%

 . Corporate Obligations..........................................       19%

 . Short-Term Obligations.........................................        3%

 . Other Government Securities....................................        2%

 . Asset-Backed Securities........................................        1%

 . Utility Bonds..................................................        1%
                                                                    ----------
                                   Total                               100%


                                 CREDIT QUALITY
                                 --------------

                              AVERAGE QUALITY: AAA


                           [PIE CHART APPEARS HERE]


                                                                  % of Portfolio
                                                                     12/31/98
                                                                    ----------
 . AAA...........................................................       79%

 . AA............................................................        4%

 . A.............................................................       10%

 . BBB...........................................................        7%
                                                                    ----------
                                Total                                 100%

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

 ..........TOTAL NET ASSETS...............$545,336,915..........................NAV............

BALANCED PORTFOLIO
                                                          [PICTURE APPEARS HERE]

HOW DID THE U.S. STOCK AND BOND MARKETS PERFORM DURING 1998?

The U.S. equity market performed exceptionally well in 1998 for owners of large capitalization stocks, but proved to be a difficult year for owners of small company stocks. The S&P 500 Index* advanced 28.6% in 1998, while the S&P SmallCap 600 Index** declined 1.3%. The advance in the S&P 500 in 1998 followed exceptional returns in the previous three years (33.4% in 1997, 23.0% in 1996 and 37.6% in 1995). The compound annual return of the S&P 500 Index has been 30.4% over the last four years. We do not expect returns from the S&P 500 to be of nearly the same magnitude over the next several years, but to revert to more normal returns that have historically averaged about 10% per year. Although returns from the bond market were dwarfed by comparison to the S&P 500 in 1998, the Lehman Brothers Aggregate Bond Index*** did deliver an 8.7% return. Interest rates declined by more than 1% for most

    *An unmanaged index comprised of 500 common stocks representative of the stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

   **An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.

  ***An unmanaged index that encompasses four major classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

 ****This index is a blend of the S&P 500(R) Index (55%), Lehman Index (35%) and
     Salomon Index (10%).

*****An index composed of 1-month Treasury bills.

                        AVERAGE ANNUAL TOTAL RETURNS/1/
                        -------------------------------
                            As of December 31, 1998

                                                      From      Inception
                                           1-Year   Inception     Date
                                               ------------------------------
Fund Portfolio/2/.............................. 19.27%   18.71%      6/14/95
Variable Annuity Subaccount/3/................. 17.79%   17.22%      6/15/95
Variable Life Subaccount/3/....................    NA     9.45%      5/15/98
SEC Variable Annuity Subaccount/4/............. 10.37%   16.02%      6/15/95

           PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

/1/ TOTAL RETURNS -- Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Actual returns experienced by the contract owner, as reflected in the cash value of the certificate, will be significantly less than those shown for the Portfolios, because the owner's values are reduced by mortality and risk expenses, and other charges and expenses related to the certificate's insurance coverage.

/2/ FUND PORTFOLIO -- Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges. However, these values reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ VARIABLE SUBACCOUNTS -- Annuity returns reflect the deduction of the 1.25% mortality and expense risk fee, but do not reflect the $25 annual maintenance charge (for accounts of less than $5,000) or surrender charges. Life returns do not reflect charges assessed to individual certificate owners.

/4/ SEC VARIABLE ANNUITY SUBACCOUNT -- Reflects all fees and expenses and the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh.

Please refer to the hypothetical illustrations in the account prospectus which show the effect on performance of various assumptions regarding the cost for insurance protection. You may also obtain a personalized illustration of historical performance which reflects the costs of your certificate's insurance protection.

                         VALUE OF A $10,000 INVESTMENT

                                            06-14-95       12-31-95       12-31-96       12-31-97       12-31-98
                                        ----------------------------------------------------------------------------
Balanced Portfolio                           10,000         11,146         12,667         15,416         18,387
S&P 500 Index                                10,000         11,630         14,298         19,067         24,515
Lehman Brothers Aggregate Bond Index         10,000         10,616         10,999         12,062         13,101
Blended Index                                10,000         11,133         12,707         15,492         18,514
Salomon Brothers Short Term Index            10,000         12,295         10,805         11,328         11,848

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

 ........$15.97.............................0umber of Securities in Portfolio..............806.........

maturities in 1998, which allowed investment- grade bond investors to realize appreciation in the value of their portfolios, together with their return from interest income.

IS ANY CONSIDERATION BEING GIVEN TO INCREASE THE PORTFOLIO'S STOCK WEIGHTING TO TAKE ADVANTAGE OF THE CONTINUED STRONG PERFORMANCE BY STOCKS?

We regularly assess valuation levels of the market and develop a forecast of our return expectations for the S&P 500 (stocks), the Lehman Brothers Aggregate Bond Index (bonds) and commercial paper (cash). Because of the high valuation levels of the S&P 500, we currently maintain a neutral weighting in stocks (55%), and will look to underweight stocks relative to bonds and cash if the S&P 500 stock index begins to decline and shows continued weakness.


/s/ Reginald L. Pfeifer

Reginald L. Pfeifer
PORTFOLIO MANAGER

                                   ASSET MIX
                                   ---------

Balanced Portfolio

                           [PIE CHART APPEARS HERE]

                                    % of Portfolio
                                       12/31/98
                                       --------
 .    Common Stocks.................   55%

 .    Long-Term Obligations.........   35%

 .    Short-Term Obligations........   10%
                                    ------
                       Total         100%

                            5 LARGEST BOND HOLDINGS
                            -----------------------

                        INTEREST        MATURITY   % OF PORTFOLIO
SECURITY                  RATE            DATE        12/31/98
----------------------------------------------------------------
U.S.  Treasury Bond....  5.250%          1/31/01        0.42%

U.S.  Treasury Bond....  8.750%          5/15/17        0.38%

U.S.  Treasury Bond....  7.625%          2/15/25        0.36%

U.S.  Treasury Bond.... 10.750%          2/15/03        0.34%

U.S.  Treasury Bond....  6.875%          8/15/25        0.33%

                        5 LARGEST MONEY MARKET HOLDINGS
                        -------------------------------

                                 Interest         Maturity   % of Portfolio
Security                           Rate*            Date         12/31/98
--------------------------------------------------------------------------------
General Motors Acceptance
Corporation.....................  5.170%            1/12/99         1.43%

Ford Motor Credit Company.......  5.170%           11/15/99         1.13%

GTE Corporation.................  5.500%            2/12/99         1.09%

American Express Credit.........  5.850%             1/4/99         0.98%

Sears Roebuck Acceptance
Corporation.....................  5.350%            1/11/99         0.90%

                        5 LARGEST COMMON STOCK HOLDINGS
                        -------------------------------

                                              %of Portfolio
   Security                                      12/31/98
   --------------------------------------------------------
   Microsoft Corporation......................    1.9%

   General Electric Company...................    1.9%

   Intel Corporation..........................    1.1%

   Wal-Mart Stores, Inc.......................    1.0%

   Exxon Corporation..........................    1.0%

* The interest rate reflects the discount rate at the date of purchase.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

 ............Total Net Assets................$572,360,986................NAV................

                       LARGE COMPANY STOCK PORTFOLIO


 HOW DID LARGE-CAP STOCKS PERFORM DURING 1998, AND WHAT FACTORS AFFECTED PERFORMANCE?

                                                          [PICTURE APPEAES HERE]

 Large cap stocks lead the way in 1998, significantly outperforming smaller capitalization stocks. Even within the S&P 500 Index*, the larger the capitalization, the better the performance of the stock. The top capitalization quintile, which is comprised of the 100 largest stocks in the S&P 500 Index, had a return of 36.4% vs. a 5.6% return for the other 400 stocks in the Index and a 28.6% return for the Index as a whole. The factors that led to this performance included reasonably robust profit improvement for many of these larger companies due to their position as market leaders in their respective industries, and their ability to grow earnings through cost reduction due to the large size of their operations. Also, many of the industries of these large companies were among the most successful during the year, including computer hardware, computer software, pharmaceuticals, electronics, retailing, telecommunications services, equipment and autos.

*An unmanaged index comprised of 500 common stocks representative of the stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

                        AVERAGE ANNUAL TOTAL RETURNS/1/
                        -------------------------------
                            As of December 31, 1998

                                                 From       Inception
                                      1-Year   Inception        Date
                                     ----------------------------------
Fund Portfolio/2/................... 28.36%     28.35%       6/14/95
Variable Annuity
Subaccount/3/....................... 26.76%     26.68%       6/15/95
Variable Life
Subaccount/3/.......................    NA      12.00%       5/15/98
SEC Variable
Annuity Subaccount/4/............... 18.78%     25.37%       6/15/95

           PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

/1/ TOTAL RETURNS -- Total returns and unit values are subject to fluctuation.
    Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Actual returns experienced by the contract owner, as reflected in the cash value of the certificate, will be significantly less than those shown for the Portfolios, because the owner's values are reduced by mortality and risk expenses, and other charges and expenses related to the certificate's insurance coverage.

/2/ FUND PORTFOLIO -- Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges. However, these values reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ VARIABLE SUBACCOUNTS -- Annuity returns reflect the deduction of the 1.25% mortality and expense risk fee, but do not reflect the $25 annual maintenance charge (for accounts of less than $5,000) or surrender charges. Life returns do not reflect charges assessed to individual certificate owners.

/4/ SEC VARIABLE ANNUITY SUBACCOUNT -- Reflects all fees and expenses and the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh.

Please refer to the hypothetical illustrations in the account prospectus which show the effect on performance of various assumptions regarding the cost for insurance protection. You may also obtain a personalized illustration of historical performance which reflects the costs of your certificate's insurance protection.

                         VALUE OF A $10,000 INVESTMENT
                         -----------------------------

             $10,000 INVESTMENT PLOT POINTS FOR THE ANNUAL REPORT

                                    06-14-95       12-31-95       12-31-96      12-31-97       12-31-98
                                   ---------------------------------------------------------------------
LARGE COMPANY STOCK PORTFOLIO        10,000         11,639         14,254        18,900         24,259
S&P 500 INDEX                        10,000         11,630         14,298        19,067         24,515

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

 ........$22.90............Number of Securities in Portfolio.........503........



WHY HAVE LARGE-CAP STOCKS CONTINUED TO OUTPERFORM SMALL-AND MID-CAP STOCKS?

Several reasons could be given for large-cap stock outperformance: the robust profits generated by the various industries cited previously, the degree of confidence that investors placed on the sustainability of this profit growth, and the large capital inflows experienced in this sector of the equity markets. Although profit growth wasn't absent from the profile of many smaller companies, even those whose profit trends were above average may have suffered from a lack of investor confidence in the sustainability of this growth.

DO YOU FEEL THE S&P 500 INDEX CAN CONTINUE TO PRODUCE DOUBLE-DIGIT RETURNS IN THE YEAR AHEAD, GIVEN THE CURRENT ECONOMIC ENVIRONMENT?

I would not expect the S&P 500 Index to produce double-digit returns this year due to a variety of reasons: the current valuation of the stock market, trends in corporate profitability and the outlook for interest rates. The valuation of the stock market is at all-time highs with the price-earnings (P/E) ratio of the S&P 500 Index at 28 times expected 1999 earnings, about twice the historical average. This level makes it hard to expect further expansion of the P/E multiple. One factor that affects the multiple of the stock market is the profitability of companies in the market. Using return on equity (ROE) as a measure of profitability, it appears that the aggregate ROE has peaked in the past 12 to 18 months and is starting to decline, suggesting that the market's P/E multiple is likely to peak and possibly decline. Finally, declining interest rates also enable the market multiple to rise. It is possible that the decline in interest rates experienced over the past decade may start to flatten if the economy remains reasonably strong. The Federal Reserve will be less likely to lower interest rates further in a strong economy.

/s/ David J. Schnarsky

David J. Schnarsky
PORTFOLIO MANAGER


                              SECTOR ALLOCATIONS
                              ------------------


                           [PIE CHART APPEARS HERE]


                                                               % of Portfolio
                                                                  12/31/98
                                                                  --------

 .  Consumer Non-Durables                                             33%

 .  Technology                                                        17%

 .  Finance                                                           15%

 .  Utilities                                                         14%

 .  Energy                                                             6%

 .  Materials & Services                                               6%

 .  Capital Goods                                                      5%

   Consumer Durables                                                  2%

   Transportation                                                     1%

   Short-Term Obligations                                             1%
                                                                  --------

                                                             Total  100%



                              5 LARGEST HOLDINGS
                              ------------------


                                                               % of Portfolio
Security                                                          12/31/98
-----------------------------------------------------------------------------

Microsoft Corporation                                               3.5%
General Electric Company                                            3.4%
Intel Corporation                                                   2.0%
Wal-Mart Stores, Inc.                                               1.8%
Exxon Corporation                                                   1.8%

                       AAL VARIABLE PRODUCTS ANNUAL REPORT


 ............Total Net Assets..............$198,320,564.........NAV..............

SMALL COMPANY STOCK PORTFOLIO


HOW DID SMALL-CAP STOCKS PERFORM DURING 1998, AND WHAT FACTORS AFFECTED PERFORMANCE?
                                                          [PICTURE APPEARS HERE]

The S&P SmallCap 600 Index* was down 1.3% in 1998. This compared to a 28.6% return for the S&P 500 Index**. Two major factors, liquidity and predictable earnings growth, contributed to this performance discrepancy. The Federal Reserve reduced interest rates which expanded the amount of liquidity in the economy and benefited U.S. financial assets (stocks and bonds) as a result. As stock valuations continued to increase, investors used this liquidity to buy stocks of the safest and largest U.S. companies, driving valuations for large-cap stocks even higher. The second half of 1998 also saw profit growth decline for many U.S. companies. In a period of slowing profits, investors pay a premium for those companies with highly visible future profits. The majority of companies with this characteristic are large-cap stocks. The combination of the above factors caused small-cap stocks to significantly underperform large-cap stocks in 1998.


* An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.

** An unmanaged index comprised of 500 common stocks representative of the stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

*** An index comprised of 250 stocks designed to represent performance attributes of the smaller capitalization segment of the U.S. equity markets.




                         AVERAGE ANNUAL TOTAL RETURNS/1/
                         -------------------------------
                            As of December 31, 1998


                                            FROM     INCEPTION
                                 1-YEAR   INCEPTION    DATE
                                 -----------------------------
Fund Portfolio/2/..............     0.14%   15.00%   6/14/95
Variable Annuity
Subaccount/3/..................    (1.11%)  13.46%   6/15/95
Variable Life
Subaccount/3/..................      NA     (9.29%)  5/15/98
SEC Variable
Annuity Subaccount/4/..........    (7.34%)  12.29%   6/15/95


            PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

/1/ TOTAL RETURNS -- Total returns and unit values are subject to fluctuation.
    Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Actual returns experienced by the contract owner, as reflected in the cash value of the certificate, will be significantly less than those shown for the Portfolios, because the owner's values are reduced by mortality and risk expenses, and other charges and expenses related to the certificate's insurance coverage.

/2/ FUND PORTFOLIO --Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges. However, these values reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ VARIABLE SUBACCOUNTS -- Annuity returns reflect the deduction of the 1.25% mortality and expense risk fee, but do not reflect the $25 annual maintenance charge (for accounts of less than $5,000) or surrender charges. Life returns do not reflect charges assessed to individual certificate owners.

/4/ SEC VARIABLE ANNUITY SUBACCOUNT -- Reflects all fees and expenses and the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh.

Please refer to the hypothetical illustrations in the account prospectus which show the effect on performance of various assumptions regarding the cost for insurance protection. You may also obtain a personalized illustration of historical performance which reflects the costs of your certificate's insurance protection.

                         VALUE OF A $10,000 INVESTMENT
                         -----------------------------

SMALL COMPANY STOCK PORTFOLIO      10,000   11,070   13,084   16,403   16,425
WILSHIRE SMALL CAP INDEX           10,000   11,181   13,383   16,972   16,867
S&P 600 INDEX                      10,000   11,510   13,962   17,533   17,301
MIXED WILSHIRE & S&P 600           10,000   11,181   13,383   16,972   17,056

Prior March 1, 1998, the Portfolio's objective was to approximate the performance of the Wilshire Small Cap Index. The change to the S&P Small Cap 600 Index was made because it reflects more current market data and information is available on a daily basis.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


 ........$12.40........  Number of Securities in Portfolio..........602..........


WHICH SMALL-CAP INDUSTRY SECTORS SHOWED THE GREATEST STRENGTH DURING 1998? WHICH SECTORS WERE THE WEAKEST?

The following table lists the best performing and worst performing sectors for the S&P SmallCap 600 Index and their corresponding returns for 1998.

----------------------------------------------------------------
 Best Performing      Returns      Worst Performing     Returns
----------------------------------------------------------------
Consumer Durables      10.9%            Energy          -43.4%
----------------------------------------------------------------
                                      Materials &
    Utilities           8.5%           Services          -3.7%
----------------------------------------------------------------
 Transportation         4.6%            Finance          -0.1%
----------------------------------------------------------------

WHY HAVE SMALL-CAP STOCKS CONTINUED TO UNDERPERFORM MID- AND LARGE-CAP STOCKS? DO YOU SEE THIS CONTINUING?

While no one has a crystal ball and the aforementioned factors remain, a compelling argument can be made for small-cap stocks. First, the underperformance of small-cap stocks has created a valuation gap with large-cap stocks that has not been seen for the last 20 years. Second, small-cap stocks offer better earnings growth than large-cap stocks. Finally, small-cap stocks have seen a higher percentage of insider buying than large-cap stocks during December. These factors suggest that small-cap stocks offer attractive valuations with solid appreciation potential.


HAS STANDARD & POOR'S MADE ANY COMPANY CHANGES TO THE S&P SMALLCAP 600 INDEX SINCE THE PORTFOLIO BEGAN USING THIS INDEX AS ITS BENCHMARK IN MARCH 1998?

Standard & Poor's adds and deletes companies in their indexes throughout the year. Changes are typically made when a company has become too large or too small for its current index or the company has been acquired through a merger or acquisition. There were 88 company changes in the S&P SmallCap 600 Index in 1998. After February 1998, there were 71 company changes to the index. Most of these changes were the result of mergers.

/s/ Brian J.  Flanagan

Brian J.  Flanagan
Portfolio Manager


                               SECTOR ALLOCATIONS
                               ------------------

                           [PIE CHART APPEARS HERE]


                             % of Portfolio
                                12/31/98
                                --------

 .Consumer Non-Durables               26%

 .Materials & Services                20%

 .Finance                             16%

 .Technology                          13%

 .Capital Goods                        7%

 .Consumer Durables                    6%

 .Utilities                            6%

 .Transportation                       3%

 .Energy                               2%

 .Short-Term Obligations               1%

                           Total    100%


                              5 LARGEST HOLDINGS
                              ------------------

                                         %of Portfolio
Security                                   12/31/98
--------------------------------------------------------
Vitesse Semiconductor Corporation........    1.0%

Samina Corporation.......................    0.9%

Medimmune, Inc...........................    0.8%

E*Trade Group, Inc.......................    0.7%

Astoria Financial Corporation............    0.7%

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

 ..........TOTAL NET ASSETS..............$15,594,651.............NAV.............


     INTERNATIONAL STOCK PORTFOLIO

     HOW HAS THE PORTFOLIO PERFORMED SINCE ITS INTRODUCTION ON MARCH 2, 1998, AND WHAT FACTORS AFFECTED PERFORMANCE?

     Since its inception, the Portfolio returned 11.09%, vs. the MSCI EAFE Index* return of 7.83%. Outperformance was due to overweight positions in the continental European markets (most notably the Netherlands, Italy and Spain), good stock selection in Europe, underweight positions in Japan and the rest of Asia, and nominal exposure to the emerging markets.

    *The Morgan Stanley Capital International Europe, Australasia, Far East
     Index is a stock index designed to measure the investment returns of the developed countries outside of North America. The index currently includes stocks from 21 countries.

     ARE THERE ANY COUNTRIES IN WHICH YOU ARE NOT CURRENTLY INVESTED THAT YOU FEEL ARE WORTH WATCHING FOR FUTURE OPPORTUNITIES?

     Other than some minor adjustments to current country weightings, we do not anticipate any significant changes to our overall country exposure at this point. The continuing crisis in emerging markets may provide stock-specific opportunities at some point over the next 12 months, as valuations may eventually become attractive.

     HOW DID THE PORTFOLIO REACT TO THE FINANCIAL CRISES THAT SURFACED AMONG SOME OF THE WORLD'S COUNTRIES DURING 1998?

     The Portfolio held its own against the benchmark in the volatile third quarter, returning -14.23% vs. -14.21% for the EAFE Index. This was above the

                            [PICTURE APPPEARS HERE]

                       AVERAGE ANNUAL TOTAL RETURNS/1/

                            As of December 31, 1998

                                                     From        Inception
International           Year-To-Date    1-Year     Inception        Date
Fund Portfolio/2/.......   10.41%         NA        10.41%         3/2/98
VA Subaccount/3/.........   9.27%         NA         9.27%         3/3/98
VUL Subaccount/3/........   2.51%         NA         2.51%        5/15/98
SEC VA Subaccount/4/.....   2.39%         NA         2.39%         3/3/98

           PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

/1/ TOTAL RETURNS - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Actual returns experienced by the contract owner, as reflected in the cash value of the certificate, will be significantly less than those shown for the Portfolios, because the owner's values are reduced by mortality and risk expenses, and other charges and expenses related to the certificate's insurance coverage.

/2/ FUND PORTFOLIO - Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges. However, these values reflect the deduction of a 0.80% maximum annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ VARIABLE SUBACCOUNTS - Annuity returns reflect the deduction of the 1.25% mortality and expense risk fee, but do not reflect the $25 annual maintenance charge (for accounts of less than $5,000) or surrender charges. Life returns do not reflect charges assessed to individual certificate owners.

/4/ SEC VARIABLE ANNUITY SUBACCOUNT - Reflects all fees and expenses and the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh.

Please refer to the hypothetical illustrations in the account prospectus which show the effect on performance of various assumptions regarding the cost for insurance protection. You may also obtain a personalized illustration of historical performance which reflects the costs of your certificate's insurance protection.

                         VALUE OF A $10,000 INVESTMENT

INTERNATIONAL STOCK PORTFOLIO           10,000   11,041
MSCI EAFE Index                         10,000   10,746

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

 ...........$11.05..........NUMBER OF SECURITIES IN PORTFOLIO........69..........


                     DISTRIBUTION OF COMMON STOCK HOLDINGS
                     -------------------------------------

                              [MAP APPEARS HERE]

International investing involves additional risks including currency fluctuations, economic and political instability, and accounting standards.

median of the Lipper Universe. It then rallied nicely in the fourth quarter (+18.03%). We believe the outlook for global equity markets looks better now than during the height of the turmoil in late summer. Our view is that we are through the worst. The primary challenges to this more favorable outlook include: a failure of fiscal and monetary authorities to continue to promote stimulative policies; a lack of effectiveness in achieving their ends; and a worse than anticipated downturn in corporate profits. The current environment necessitates disciplined stock selection more than ever. we are optimistic about the prospects for achieving attractive returns.


/s/ Kathleen M. Harris
Kathleen M. Harris
PORTFOLIO MANAGER

/s/ L. Sean Roche
L. Sean Roche
PORTFOLIO MANAGER



                                   ASSET MIX


                           [PIE CHART APPEARS HERE]

                           % of Portfolio
                               12/31/98
                               --------
 .  Common Stocks.................96.2%

 .  Short-Term Obligations.........3.8%
                        -------------
                        Total     100%


                               5 LARGEST HOLDINGS
                               ------------------

                                                        %OF PORTFOLIO
SECURITY                  COUNTRY          INDUSTRY       12/31/98
----------------------------------------------------------------------
BRITISH AEROSPACE........ United Kingdom   Manufacturing    3.3%

GLAXO WELLCOME PLC....... United Kingdom   Drugs            3.2%


NTT MOBILE COMMUNICATION
NETWORK, INC............. Japan            Telephone        3.2%

SUEZ LYONNAISE DES EAUX.. France           Construction     3.0%

TELELCOM ITALIA SPA...... Italy            Telephone        3.0%

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


 ..........TOTAL NET ASSETS............$27,965,454.............NAV...............


     HIGH YIELD BOND PORTFOLIO

     HOW HAVE HIGH YIELD BONDS PERFORMED SINCE THE PORTFOLIO'S INTRODUCTION ON MARCH 2, 1998?

     The high yield bond market, as measured by the Merrill Lynch High Yield Index, had a total return of 2.6% during this time period. The market was fairly calm through July, but took an abrupt turn for the worse in August when the Russian government devalued the ruble and defaulted on its debt. This event caught the markets by surprise and sparked a "flight to quality" trade by investors. In times of great uncertainty, investors will sell so called "risky" assets in favor of "safe" investments. High yield bonds are considered one of the more risky segments within the fixed-income sector, as contrasted with U.S. government bonds. As a result, high yield bonds showed negative returns for three consecutive months before recovering in November. Within the high yield market, the better quality bonds outperformed the lower-rated sectors. The highest quality bonds, or those rated BB, returned 6.6% for all of 1998, while the single B sector returned 2.8%, and the lowest rated CCC sector had a negative return of 8.1%.

                            [PICTURE APPEARS HERE]

                        AVERAGE ANNUAL TOTAL RETURNS/1/
                        -------------------------------
                            As of December 31, 1998

                                                       FROM      INCEPTION
HIGH YIELD BOND            YEAR-TO-DATE    1-YEAR    INCEPTION     DATE
FUND PORTFOLIO/2/........... (3.25%)         NA       (3.25%)      3/2/98
VA SUBACCOUNT/3/............ (4.25%)         NA       (4.25%)      3/3/98
VUL SUBACCOUNT/3/........... (4.58%)         NA       (4.58%)     5/15/98
SEC VA SUBACCOUNT/4/........(10.28%)         NA      (10.28%)      3/3/98


           PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

/1/ TOTAL RETURNS - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Actual returns experienced by the contract owner, as reflected in the cash value of the certificate, will be significantly less than those shown for the Portfolios, because the owner's values are reduced by mortality and risk expenses, and other charges and expenses related to the certificate's insurance coverage.

/2/ FUND PORTFOLIO - Average annual total returns reflect reinvestment of all dividends and capital gains distributions but do not reflect separate account expenses or charges. However, these values reflect the deduction of a 0.40% maximum annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ VARIABLE SUBACCOUNTS - Annuity returns reflect the deduction of the 1.25% mortality and expense risk fee, but do not reflect the $25 annual maintenance charge (for accounts of less than $5,000) or surrender charges. Life returns do not reflect charges assessed to individual certificate owners.

/4/ SEC VARIABLE ANNUITY SUBACCOUNT - Reflects all fees and expenses and the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh.

Please refer to the hypothetical illustrations in the account prospectus which show the effect on performance of various assumptions regarding the cost for insurance protection. You may also obtain a personalized illustration of historical performance which reflects the costs of your certificate's insurance protection.

                         VALUE OF A $10,000 INVESTMENT
                         -----------------------------

HIGH YIELD BOND PORTFOLIO               10,000         9,675
MERRILL LYNCH HIGH YIELD BOND INDEX     10,000        10,273

* An unmanaged index comprised of over 900 "cash-pay" high yield bonds representative of the high yield market as a whole.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

 ...........$8.95..........NUMBER OF SECURITIES IN PORTFOLIO........82..........

HOW DID THE PORTFOLIO PERFORM DURING THIS PERIOD, AND WHAT FACTORS AFFECTED PERFORMANCE?

The Portfolio returned a negative 2.9% during this period. The best performing sector last year was media. This sector represents 12.5% of the Portfolio, and consists of companies in the cable TV, radio and television broadcasting and publishing industries. These industries are somewhat defensive because their businesses are non-cyclical and based entirely in the United States. This sector finished the year with a return of about 11%. On the other hand, the basic materials sector (steel, paper and chemicals) has been most affected by weak international economies. This sector finished the year with a slightly negative return and currently accounts for 11.6% of the Portfolio. As 1999 unfolds, I believe this sector presents the most interesting opportunities. The U.S. economy remains strong and Asia is beginning to recover. I expect profitability to improve this year for basic material companies and for their bonds to outperform the market in 1999.

/S/ David G. Carroll

David G. Carroll
PORTFOLIO MANAGER

                                                     5 LARGEST HOLDINGS
                                                     ------------------

                                              INTEREST  MATURITY  % OF PORTFOLIO
SECURITY                                        RATE      DATE       12/31/98
--------------------------------------------------------------------------------
CENTURY COMMUNICATION CORP....................  8.750%  10/01/07       2.0%
GRAND CASINOS, INC............................ 10.125%  12/01/03       2.0%
COMCAST CELLULAR HOLDINGS, INC................  9.500%   5/01/07       1.9%
SPANISH BROADCASTING SYSTEMS, INC............. 11.000%   3/15/04       1.9%
DAY INTERNATIONAL GROUP, INC.................. 11.125%    6/1/05       1.9%


                                   ASSET MIX
                                   ---------


                           [PIE CHART APPEARS HERE]

                                % of Portfolio
                                   12/31/98
                                   --------
Long-Term Obligations.............. 98.6%

Short-Term Obligations.............  1.4%
                              ----------
                              Total  100%


                                CREDIT QUALITY
                                --------------

                              AVERAGE QUALITY: B+


                           [PIE CHART APPEARS HERE]

                                % of Portfolio
                                  12/31/98

 . BB...............................25%

 . B................................68%

 . CCC..............................7%
                          ----------
                          Total  100%


                                   MATURITY
                                   --------

                          AVERAGE MATURITY: 8.0 YEARS

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                  AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO
                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


          INVESTMENT OBJECTIVE
          --------------------
          The Portfolio seeks to provide maximum current income, to the extent consistent with liquidity and a stable net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.


PRINCIPAL         COMMERCIAL                             INTEREST    MATURITY    MARKET
AMOUNT            PAPER (98.3%)                          RATE(A)     DATE        VALUE
$  282,000   Abbott Laboratories......................    5.500%     1/13/99   $  281,483
 1,000,000   American General Finance Corporation.....    5.450       2/1/99      995,307
 1,100,000   Ameritech Corporation....................    5.350      1/20/99    1,096,894
   745,000   Associates Corporation of North America..    5.700       1/5/99      744,528
   800,000   Bell Atlantic Network Funding............    5.100      1/15/99      798,413
 1,026,000   Bell South Telecommunications............    5.050      1/11/99    1,024,561
   213,000   Bell South Telecommunications............    5.350      1/26/99      212,209
 1,100,000   Carolina Power & Light, Inc..............    5.200      1/25/99    1,096,187
   396,000   CIT Group Holdings, Inc..................    5.400      1/28/99      394,396
   750,000   Coca-Cola Company........................    4.950      1/21/99      747,938
 1,113,000   Colgate-Palmolive Company................    4.870      3/29/99    1,099,901
   303,000   Consolidated Natural Gas Company.........    5.130      1/28/99      301,834
   788,000   Consolidated Natural Gas Company.........    5.120       2/2/99      784,414
 1,151,000   Countrywide Home Loans, Inc..............    5.500      1/14/99    1,148,714
 1,000,000   Duke Energy Corporation..................    5.150      1/13/99      998,283
 1,000,000   E.I. DuPont de Nemours & Company.........    5.130      1/29/99      996,010
   371,000   Eaton Corporation........................    5.250      1/22/99      369,864
   499,000   Eaton Corporation........................    5.500      1/25/99      497,170
$1,094,000   Exxon Asset Management...................    5.650%      1/6/99   $1,093,142
 1,200,000   Ford Motor Credit Corporation............    5.400      1/28/99    1,195,140
 1,100,000   General Electric Capital Corporation.....    5.320      1/19/99    1,097,057
   558,000   General Motors Acceptance Corporation....    5.330      1/15/99      556,843
   587,000   General Motors Acceptance Corporation....    5.510      1/21/99      585,203
 1,000,000   GTE Corporation..........................    5.340      2/16/99      993,177
 1,150,000   H.J. Heinz, Inc..........................    5.250       2/5/99    1,144,130
 1,200,000   Hershey Foods Corporation................    5.350      1/26/99    1,195,542
   960,000   Household Finance Corporation............    5.340       1/4/99      959,573
   970,000   International Business Machines Credit
             Corporation..............................    5.220      1/22/99      967,046
 1,100,000   International Lease Finance Corporation..    5.180       1/6/99    1,099,209
 1,109,000   J.C. Penney Funding Corporation..........    5.250      1/27/99    1,104,795
   923,000   Lucent Technologies, Inc.................    5.130       1/8/99      922,079
 1,056,000   Pepsico, Inc.............................    5.170       1/7/99    1,055,090
 1,096,000   Procter & Gamble Company.................    4.850      2/12/99    1,089,798
   941,000   SBC Communications, Inc..................    5.150      1/21/99      938,308
   707,000   Schering-Plough Corporation..............    5.200      1/26/99      704,447

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL    COMMERCIAL                              INTEREST      MATURITY     MARKET
AMOUNT       PAPER (98.3% )                          RATE(A)       DATE         VALUE
========================================================================================
$  728,000   Southern California
             Edison Company...........................5.200       1/12/99    $   726,843

   153,000   Southern California
             Edison Company...........................5.400       1/14/99        152,702

   713,000   Walt Disney Company......................5.150        1/5/99        712,592
 1,125,000   Wisconsin Electric Power Company.........5.270       1/12/99      1,123,188

             ---------------------------------------------------------------------------
             TOTAL COMMERCIAL PAPER (98.3%)
             (amortized cost $33,004,010).....................................33,004,010
             ===========================================================================
             ---------------------------------------------------------------------------
             OTHER ASSETS,
             LESS LIABILITIES (1.7%).............................................566,852
             ===========================================================================
             ---------------------------------------------------------------------------
             NET ASSETS (100.0%).............................................$33,570,862
             ===========================================================================


(a) The interest rate shown reflects the discount rate at the date of purchase.


The accompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                      AAL VARIABLE PRODUCT BOND PORTFOLIO
                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


          INVESTMENT OBJECTIVE
          --------------------
          The Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.


PRINCIPAL   LONG-TERM FIXED INCOME           INTEREST       MATURITY       MARKET
AMOUNT      SECURITIES (98.1%)               RATE           DATE           VALUE
------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (37.4%)
-----------------------------------
$  275,000   U.S. Treasury Notes...........  7.750%         12/31/99       $283,250
   250,000   U.S. Treasury Notes...........  7.750           1/31/00        257,969
   260,000   U.S. Treasury Notes...........  7.125           2/29/00        267,069
   300,000   U.S. Treasury Notes...........  6.875           3/31/00        307,781
   250,000   U.S. Treasury Notes...........  6.750           4/30/00        256,562
   400,000   U.S. Treasury Notes...........  8.875           5/15/00        422,000
   350,000   U.S. Treasury Notes...........  5.875           6/30/00        356,125
   100,000   U.S. Treasury Notes...........  6.125           7/31/00        102,187
   300,000   U.S. Treasury Notes...........  6.250           8/31/00        307,594
   300,000   U.S. Treasury Notes...........  6.125           9/30/00        307,406
   350,000   U.S. Treasury Notes...........  5.750          10/31/00        356,672
   375,000   U.S. Treasury Notes...........  8.500          11/15/00        400,429
   250,000   U.S. Treasury Notes...........  5.250           1/31/01        253,125
   240,000   U.S. Treasury Notes...........  7.750           2/15/01        254,775
   285,000   U.S. Treasury Notes...........  8.000           5/15/01        306,108
   150,000   U.S. Treasury Notes...........  5.625           6/30/01        156,891
   300,000   U.S. Treasury Notes...........  7.875           8/15/01        323,344
   150,000   U.S. Treasury Notes...........  5.875          11/30/01        154,969
   175,000   U.S. Treasury Notes...........  6.500           5/31/02        184,789
   350,000   U.S. Treasury Notes...........  6.000           7/31/02        364,765
   300,000   U.S. Treasury Notes...........  6.250           8/31/02        315,281
   250,000   U.S. Treasury Notes...........  5.750          10/31/02        258,984
   250,000   U.S. Treasury Notes...........  6.250           2/15/03        264,219
   300,000   U.S. Treasury Notes...........  5.500           5/31/03        309,562
   250,000   U.S. Treasury Notes...........  5.750           8/15/03        260,937
   200,000   U.S. Treasury Notes........... 11.875          11/15/03        260,937
   350,000   U.S. Treasury Notes...........  5.875           2/15/04        369,359
   265,000   U.S. Treasury Notes...........  7.250%          5/15/04       $296,966
   250,000   U.S. Treasury Notes...........  7.250           8/15/04        281,172
   160,000   U.S. Treasury Notes...........  7.500           2/15/05        183,150
   280,000   U.S. Treasury Notes...........  7.000           7/15/06        318,850
   250,000   U.S. Treasury Notes...........  6.500          10/15/06        277,500
   200,000   U.S. Treasury Notes...........  6.250           2/15/07        219,375
   250,000   U.S. Treasury Notes...........  6.125           8/15/07        273,203
   250,000   U.S. Treasury Bonds........... 10.375          11/15/12        345,625
   250,000   U.S. Treasury Bonds...........  9.875          11/15/15        376,484
   250,000   U.S. Treasury Bonds...........  7.250           5/15/16        303,281
   275,000   U.S. Treasury Bonds...........  7.500          11/15/16        341,945
   350,000   U.S. Treasury Bonds...........  8.750           5/15/17        487,375
   375,000   U.S. Treasury Bonds...........  8.125           8/15/19        501,445
   350,000   U.S. Treasury Bonds...........  8.250           2/15/20        485,953
   375,000   U.S. Treasury Bonds...........  7.875           2/15/21        494,180
   280,000   U.S. Treasury Bonds...........  8.125           5/15/21        378,437
   290,000   U.S. Treasury Bonds...........  7.625          11/15/22        376,456
   250,000   U.S. Treasury Bonds...........  7.125           2/15/23        308,438
   250,000   U.S. Treasury Bonds...........  6.250           8/15/23        279,688
   260,000   U.S. Treasury Bonds...........  7.500          11/15/24        337,106
   250,000   U.S. Treasury Bonds...........  6.875           8/15/25        303,281
   300,000   U.S. Treasury Bonds...........  6.750           8/15/26        359,531
   300,000   U.S. Treasury Bonds...........  6.625           2/15/27        354,844
   200,000   U.S. Treasury Bonds...........  6.375           8/15/27        230,000
                    ---------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT
                    OBLIGATIONS......................................... 15,777,374
                    ===============================================================


The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL      LONG-TERM FIXED INCOME                            INTEREST       MATURITY       MARKET
AMOUNT         SECURITIES (98.1%)                                RATE           DATE           VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (37.7%)
------------------------------------------
$  250,000     Federal Home Loan Bank Debentures...............  5.625%          3/19/01       $ 253,056

   245,000     Federal Home Loan Bank Debentures...............  5.440          10/15/03         247,287

   250,000     Federal Home Loan Bank Debentures...............  6.500          11/29/05         268,058

   250,000     Federal Home Loan Mortgage Corporation..........  5.125          10/15/00         245,169

   255,000     Federal Home Loan Mortgage Corporation
               Gold 7-Yr. Balloon..............................  6.520           1/2/02          265,023

    95,615     Federal Home Loan Mortgage Corporation
               Gold 7-Yr. Balloon..............................  7.000           7/1/02           97,756

   126,840     Federal Home Loan Mortgage Corporation
               15-Yr. Pass Through.............................  7.000           1/1/11          129,719

   222,945     Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through........................  6.500           1/1/13          226,361

   218,142     Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through........................  7.500          8/15/13          224,492

   247,317     Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through........................  6.000           9/1/13          248,323

   168,377     Federal Home Loan Mortgage Corporation
               30-Yr. Pass Through.............................  7.000           6/1/26          171,832

   175,385     Federal Home Loan Mortgage Corporation
               30-Yr. Pass Through.............................  7.500          10/1/27          180,132

   159,437     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  6.500           4/1/24          160,604

   244,684     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  7.000           5/1/24          249,761

   140,826     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  7.500           8/1/25          144,648

   206,269     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  8.500          11/1/25          216,040

   104,026     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  8.000           1/1/26          107,750

   206,287     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  7.000           4/1/27          210,346

$  214,661     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  7.500%          7/1/27        $ 220,386

     9,199     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  9.000          3/15/28            9,707

   223,881     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  7.000           5/1/28          228,291

   251,317     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  6.500           7/1/28          253,204

   246,503     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  6.000           8/1/28          243,473

   249,450     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  6.500          10/1/28          251,324

   252,500     Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through........................  6.500          12/1/28          254,396

   250,000     Federal National Mortgage Association
               Global Bond.....................................  7.875          2/24/05          284,581

   250,000     Federal National Mortgage Association
               Notes...........................................  9.050          4/10/00          262,311

   250,000     Federal National Mortgage Association
               Notes...........................................  4.720          12/11/00         248,807

   250,000     Federal National Mortgage Association
               Notes...........................................  6.450          4/23/01          257,769

   250,000     Federal National Mortgage Association
               Notes...........................................  7.500          2/11/02          266,989

   250,000     Federal National Mortgage Association
               Notes...........................................  6.000          5/15/08          263,793

   250,000     Federal National Mortgage Association
               Notes...........................................  5.960          9/11/28          258,351

   198,828     Federal National Mortgage Association
               7-Yr. Balloon...................................  6.500          10/1/03          201,555

   193,786     Federal National Mortgage Association
               15-Yr. Pass Through.............................  6.000           4/1/11          194,443

   162,711     Federal National Mortgage Association
               15-Yr. Pass Through.............................  7.500           7/1/11          167,416

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL  LONG-TERM FIXED INCOME                           INTEREST      MATURITY   MARKET
AMOUNT     SECURITIES (98.1%)                               RATE          DATE       VALUE
===========================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS--CONTINUED
---------------------------------------------

$ 160,757  Federal National Mortgage Association
           15-Yr. Pass Through.............................  8.000%      7/1/12      $166,073

   87,900  Federal National Mortgage Association
           15-Yr. Pass Through.............................  7.000       9/1/12        89,834

  245,204  Federal National Mortgage Association
           15-Yr. Pass Through.............................  6.500      12/1/12       248,730

  243,195  Federal National Mortgage Association
           15-Yr. Pass Through.............................  6.500       6/1/13       246,692

  117,319  Federal National Mortgage Association
           30-Yr. Pass Through............................. 10.500       8/1/20       127,727

  221,399  Federal National Mortgage Association
           30-Yr. Pass Through.............................  8.000      12/1/24       229,491

   59,797  Federal National Mortgage Association
           30-Yr.Pass Through..............................  9.000       2/1/25        63,281

   92,216  Federal National Mortgage Association
           30-Yr. Pass Through.............................  8.500      12/1/25        96,641

  158,503  Federal National Mortgage Association
           30-Yr. Pass Through.............................  7.500       1/1/26       162,812

  195,711  Federal National Mortgage Association
           30-Yr. Pass Through.............................  7.000       2/1/26       199,764

  205,146  Federal National Mortgage Association
           30-Yr. Pass Through.............................  6.500       5/1/26       206,506

  146,437  Federal National Mortgage Association
           30-Yr. Pass Through.............................  8.000       9/1/26       151,628

  148,094  Federal National Mortgage Association
           30-Yr. Pass Through.............................  7.500       2/1/27       152,090

  183,836  Federal National Mortgage Association
           30-Yr. Pass Through.............................  7.000       3/1/27       187,643

  240,241  Federal National Mortgage Association
           30-Yr. Pass Through.............................  6.500       8/1/27       241,911

  205,014  Federal National Mortgage Association
           30-Yr. Pass Through.............................  7.500      11/1/27       210,549

$ 181,307  Federal National Mortgage Association
           30-Yr. Pass Through.............................  7.000%      1/1/28      $185,000

  244,728  Federal National Mortgage Association
           30-Yr. Pass Through.............................  6.000       5/1/28       241,568

  495,479  Federal National Mortgage Association
           30-Yr. Pass Through.............................  6.500       9/1/28       498,889

  252,033  Federal National Mortgage Association
           30-Yr. Pass Through.............................  7.000      10/1/28       257,154

  252,500  Federal National Mortgage Association
           30-Yr. Pass Through.............................  7.000      12/1/28       257,631

  250,000  Federal National Mortgage Association
           30-Yr. Pass Through.............................  6.500     12/30/28       251,721

  250,000  Federal National Mortgage Association
           30-Yr. Pass Through.............................  9.000     12/30/28       264,245

  166,089  Government National Mortgage Association
           15-Yr. Pass Through.............................  6.500      6/15/09       169,358

  157,466  Government National Mortgage Association
           30-Yr. Pass Through.............................  7.500      3/15/23       162,344

  163,572  Government National Mortgage Association
           30-Yr. Pass Through.............................  7.000      1/15/24       167,431

  126,900  Government National Mortgage Association
           30-Yr. Pass Through.............................  9.000      9/15/24       135,791

  117,401  Government National Mortgage Association
           30-Yr. Pass Through.............................  8.000      6/15/25       121,885

  240,457  Government National  Mortgage Association
           30-Yr. Pass Through.............................  6.000      5/15/26       238,326

  156,962  Government National Mortgage Association
           30-Yr. Pass Through.............................  8.000      9/15/26       162,939

  199,889  Government National Mortgage Association
           30-Yr.Pass Through..............................  8.000     10/15/26       207,501

  113,506  Government National Mortgage Association
           30-Yr. Pass Through.............................  8.500     12/15/26       120,549

  185,186  Government National Mortgage Association
           30-Yr. Pass Through.............................  7.500      3/15/27       190,927

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

                                                                  BOND PORTFOLIO

PRINCIPAL  LONG-TERM FIXED INCOME                                  INTEREST  MATURITY        MARKET
AMOUNT     SECUTIRIES (98.1%)                                      RATE      DATE            VALUE
=====================================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS--CONTINUED
---------------------------------------------
$ 213,707  Government National Mortgage Association
           30-Yr. Pass Through...................................  7.500%    10/15/27      $  220,332
  247,019  Government National Mortgage Association
           30-Yr. Pass Through...................................  7.000     11/15/27         252,712
  239,199  Government National Mortgage Association
           30-Yr. Pass Through...................................  7.000      1/15/28         244,732
  245,666  Government National Mortgage Association
           30-Yr. Pass Through...................................  6.500      7/15/28         248,125
  246,724  Government National Mortgage Association
           30-Yr. Pass Through...................................  7.000      8/15/28         252,430
  252,500  Government National Mortgage Association
           30-Yr. Pass Through...................................  6.500     12/15/28         255,027
  250,000  Private Export Funding Corporation....................  6.240      5/15/02         258,385
  250,000  Tennessee Valley Authority............................  6.000      11/1/00         254,667
           ------------------------------------------------------------------------------------------
           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............                          15,914,194
           ==========================================================================================

ASSET-BACKED SECURITIES (0.6%)
------------------------------
  250,000  NationsBank Credit Card
           Trust Certificate.....................................  6.000     12/15/05         256,315
           ------------------------------------------------------------------------------------------
           TOTAL ASSET-BACKED SECURITIES.........................                             256,315
           ==========================================================================================

CORPORATE OBLIGATIONS (18.8%)
-----------------------------
  225,000  Abbott Laboratories
           Notes.................................................  6.800      5/15/05         244,267
  250,000  American Express Company
           Senior Notes..........................................  6.750       6/1/01         257,275
  250,000  Archer-Daniels-Midland Company........................  8.125       6/1/12         307,027
  250,000  Associates Corporation
           N.A. Senior Note......................................  6.250      11/1/08         257,953
  250,000  Browning-Ferris Industries, Inc.
           Senior Notes..........................................  6.375      1/15/08         245,357
  250,000  Caterpillar, Inc......................................  9.000      4/15/06         299,232
  250,000  Chase Credit Card Master Trust........................  6.194      8/15/05         257,082
  250,000  Columbia Gas Systems Notes............................  7.320     11/28/10         266,175
  250,000  Commercial Credit Company Notes.......................  6.625%    11/15/06         263,112
  250,000  Crown Cork & Seal Notes...............................  6.750      4/15/03         252,225
  250,000  Enron Corporation Notes...............................  6.875     10/15/07         259,985
  500,000  Enterprise Oil Notes..................................  6.500       5/1/05         502,258
  250,000  First Bank System Notes...............................  7.625       5/1/05         275,395
  250,000  Ford Motor Credit
           Corporation Notes.....................................  8.200      2/15/02         268,366
  250,000  Foster Wheeler
           Corporation Notes.....................................  6.750     11/15/05         233,203
  250,000  General Electric
           Corporation Notes.....................................  8.750      5/21/07         303,561
  200,000  General Motors Acceptance
           Corporation Notes.....................................  9.625     12/15/01         222,461
  250,000  Household Finance
           Corporation Notes.....................................  6.875       3/1/03         260,400
  300,000  IBM Corporation Notes.................................  7.250      11/1/02         320,225
  250,000  MCI Worldcom, Inc.....................................  6.950      8/15/28         268,815
  250,000  PepsiCo, Inc. Notes...................................  5.700      11/1/08         250,504
  250,000  PG&E Gas Transmission,
           NW....................................................  7.100       6/1/05         269,900
  250,000  Republic New York
           Corporation...........................................  8.250      11/1/01         265,010
  250,000  Service Corporation
           International Notes...................................  6.300      3/15/03         254,659
  250,000  TCI Communications,
           Inc...................................................  6.375       5/1/03         258,644
  250,000  Tenneco, Inc..........................................  8.075      10/1/02         266,864
  350,000  Thermo Electron
           Corporation...........................................  7.625     10/30/08         366,349
  200,000  Tosco Corporation First
           Mortgage Bonds........................................  9.625      3/15/02         218,061
  225,000  Xerox Corporation
           Notes.................................................  9.750      3/15/00         236,620
           ------------------------------------------------------------------------------------------
           TOTAL CORPORATE OBLIGATIONS...........................                           7,950,985
           ==========================================================================================

UTILITY BONDS (1.2%)
--------------------
  200,000  Baltimore Gas & Electric
           Company First Refunding
           Mortgage Bonds........................................  7.500      1/15/07         223,579
  250,000  Texas Utilities Company
           First Mortgage Bonds..................................  7.375       8/1/01         261,483

           ------------------------------------------------------------------------------------------
           TOTAL UTILITY BONDS...................................                             485,062
           ==========================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL   LONG-TERM FIXED INCOME       INTEREST    MATURITY       MARKET
AMOUNT      SECURITIES (98.1%)           RATE        DATE           VALUE
=============================================================================

OTHER GOVERNMENT SECURITIES (2.4%)
----------------------------------
$  250,000  Province of Manitoba
            Debentures..................  6.125%      1/19/04        $258,537

   250,000  Province of Nova Scotia
            Debentures..................  7.250       7/27/13         278,339

   200,000  Province of Ontario
            Senior Global Bond..........  6.125       6/28/00         202,578

   250,000  Province of Quebec
            Global Bond................. 11.000       6/15/15         277,290
            -----------------------------------------------------------------
            TOTAL OTHER GOVERNMENT
            SECURITIES...........................................   1,016,744
            =================================================================
            TOTAL LONG-TERM FIXED INCOME SECURITIES
            (amortized cost basis $40,294,373)...................  41,400,674


PRINCIPAL   SHORT-TERM                        INTEREST      MATURITY     MARKET
AMOUNT      OBLIGATIONS                       RATE          DATE         VALUE
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS (2.9%) (a)
---------------------------------
$ 709,000   Transamerica Finance
            Corporation.....................   5.000%        1/4/99  $    708,705

  500,000   Ford Motor Credit
            Corporation.....................   5.610        1/14/99       498,987

            TOTAL SHORT-TERM INVESTMENTS
            (amortized cost basis $1,207,692)......................     1,207,692
            =====================================================================
            TOTAL INVESTMENTS (101.0%)
            (amortized cost basis $41,502,065).....................    42,608,366
            =====================================================================
            ---------------------------------------------------------------------
            LIABILITIES, LESS  OTHER ASSETS (-1.0%)................      (401,198)
            =====================================================================
            ---------------------------------------------------------------------
            NET ASSETS (100.0%)....................................  $ 42,207,168
            =====================================================================

(a) The interest rate reflects the discount rate at the date of purchase.


The accompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                    AAL VARIABLE PRODUCT BALANCED PORTFOLIO
                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


                INVESTMENT OBJECTIVE
                --------------------
                The Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the Large Company Stock, Bond and Money Market Portfolios, respectively.

SHARES     COMMON STOCKS (55.1%)               MARKET VALUE
===========================================================
AEROSPACE (0.8%)
----------------
   2,200   BFGoodrich Company ...................  $ 78,925
  30,128   Boeing Company .......................   982,926
   3,800   General Dynamics Corporation..........   222,775
   5,900   Lockheed Martin Corporation...........   500,025
   2,100   Northrop Grumman Corporation..........   153,563
  10,200   Raytheon Company......................   543,150
   5,800   Rockwell International Corporation....   281,662
   4,800   Textron, Inc .........................   364,500
   3,600   TRW, Inc..............................   202,275
   6,800   United Technologies Corporation.......   739,500
           ------------------------------------------------
           TOTAL AEROSPACE....................... 4,069,301
           ================================================

AIR TRANSPORTATION (0.3%)
-------------------------
   5,500   AMR Corporation*......................   326,562
   4,300   Delta Air Lines, Inc..................   223,600
   4,520   Federal Express Corporation*..........   402,280
  10,125   Southwest Airlines Company............   227,180
   2,600   USAir Group, Inc.*....................   135,200
           ------------------------------------------------
           Total Air Transportation.............. 1,314,822
           ================================================

APPAREL (0.1%)
--------------
   2,100   Fruit of the Loom, Inc.*..............    29,006
   1,900   Liz Claiborne, Inc....................    59,969
   8,600   Nike, Inc.............................   348,837
   1,700   Reebok International, Ltd.............    25,287
   1,000   Russell Corporation...................    20,313
     500   Springs Industries, Inc...............    20,719
   3,600   V F Corporation.......................   168,750
           ------------------------------------------------
           TOTAL APPAREL.........................   672,881
           ================================================

BANKING (4.8%)
--------------
  21,790   Associates First Capital Corporation..  $923,351
   8,900   BB&T Corporation......................   358,781
  35,332   Banc One Corporation.................. 1,804,140
  23,000   Bank of New York Company, Inc.........   925,750
  52,285   BankAmerica Corporation............... 3,143,636
   8,900   BankBoston Corporation................   346,544
   2,900   Bankers Trust New York Corporation....   247,769
  25,580   Chase Manhattan Corporation........... 1,741,039
  68,648   Citigroup, Inc........................ 3,398,076
   4,700   Comerica, Inc.........................   320,481
   3,400   Countrywide Credit Industries, Inc....   170,637
   8,100   Fifth Third Bancorp...................   577,631
  29,910   First Union Corporation............... 1,818,902
  17,112   Fleet Financial Group, Inc............   764,692
   7,600   Franklin Resources, Inc...............   243,200
   6,340   Huntington Bancshares, Inc............   190,596
  13,800   Keycorp...............................   441,600
   7,900   Mellon Bank Corporation...............   543,125
   4,700   Mercantile Bancorporation, Inc........   216,788
   5,300   J.P. Morgan & Company, Inc............   556,831
  10,000   National City Corporation.............   725,000
   3,400   Northern Trust Corporation............   296,863
   9,100   PNC Bank Corporation..................   492,538
   4,250   Providian Financial Corporation.......   318,750
   6,700   Regions Financial Corporation.........   270,094
   3,200   Republic New York Corporation.........   145,800
   5,200   Summit Bancorp........................   227,175
   6,300   Suntrust Banks, Inc...................   481,950
   8,050   Synovus Financial Corporation.........   196,219
  21,889   U.S. Bancorp..........................   777,060

The accompanying notes to the financial statements are an integral part of this schedule.

               SCHEDULE OF INVESTMENT OF AS OF DECEMBER 31, 1998

SHARES     COMMON STOCK (55.1%)                                     MARKET VALUE
================================================================================
BANKING--CONTINUED
------------------
   4,100   Union Planters Corporation.............................. $   185,781
   6,100   Wachovia Corporation....................................     533,369
  17,917   Washington Mutual, Inc..................................     684,205
  48,860   Wells Fargo & Company...................................   1,951,346

           --------------------------------------------------------------------
           TOTAL BANKING...........................................  26,019,719
           ====================================================================

BROKERAGE (0.5%)
----------------
  12,075   Charles Schwab Corporation..............................     678,464
   3,500   Lehman Brothers Holdings, Inc...........................     154,219
  10,700   Merrill Lynch & Company, Inc............................     714,225
  17,495   Morgan Stanley, Dean Witter,
           Discover and Company....................................   1,242,145
   3,400   The Bear Stearns Companies, Inc.........................     127,075

           --------------------------------------------------------------------
           TOTAL BROKERAGE.........................................   2,916,128
           ====================================================================

BUSINESS MACHINES (5.8%)
------------------------
  10,800   3Com Corporation*.......................................     483,975
   4,100   Apple Computer, Inc.....................................     167,844
   1,400   Autodesk, Inc...........................................      59,762
   4,900   Cabletron Systems, Inc.*................................      41,037
   2,200   Ceridian Corporation*...................................     153,587
  47,725   Cisco Systems, Inc.*....................................   4,429,477
  51,300   Compaq Computers, Inc...................................   2,151,394
   1,400   Data General Corporation*...............................      23,012
  38,500   Dell Computer Corporation*..............................   2,817,719
   4,700   Gateway, Inc.*..........................................     240,581
  14,000   HBO & Company...........................................     401,625
   3,800   Honeywell, Inc..........................................     286,187
   4,000   Ikon Office Solutions...................................      34,250
  28,200   International Business Machines Corporation.............   5,209,950
  75,300   Microsoft Corporation*..................................  10,443,169
  10,600   Novell, Inc.*...........................................     192,125
  29,350   Oracle Systems Corporation*.............................   1,265,719
   8,200   Parametric Technology Company*..........................     134,275
   8,200   Pitney-Bowes, Inc.......................................     541,713
   7,400   Seagate Technology, Inc.*...............................     223,850
   5,600   Silicon Graphics, Inc.*.................................      72,100
  11,500   Sun Microsystems, Inc.*.................................     984,688
   7,700   Unisys Corporation*.....................................     265,169
   9,900   Xerox Corporation.......................................   1,168,200

           --------------------------------------------------------------------
           Total Business Machines.................................   1,791,408
           ====================================================================

BUSINESS SERVICES (1.0%)
------------------------
   9,100   Automatic Data Processing, Inc.......................... $   729,706
   3,000   Block (H.R.), Inc.......................................     135,000
   5,178   Browning-Ferris Industries, Inc.........................     147,249
  16,275   Computer Associates International, Inc..................     693,722
   4,800   Computer Sciences Corporation...........................     309,300
   2,400   Deluxe Corporation......................................      87,750
   5,000   Dun & Bradstreet Corporation............................     157,813
   3,900   Ecolab, Inc.............................................     141,131
  13,300   First Data Corporation..................................     421,444
   5,000   General Instrument Corporation*.........................     169,688
   4,200   Interpublic Group of Companies, Inc.....................     334,950
   9,900   Laidlaw, Inc............................................      99,619
   2,600   Moore Corporation, Ltd..................................      28,600
   1,200   National Service Industries, Inc........................      45,600
   5,100   Omnicom Group, Inc......................................     295,800
   4,900   Paychex, Inc............................................     252,044
   1,400   Pennzoil-Quaker State Company*..........................      20,737
     800   Shared Medical Systems Corporation......................      39,900
   4,900   State Street Corporation................................     340,856
  17,330   Waste Management, Inc...................................     808,011

           --------------------------------------------------------------------
           Total Business Services.................................   5,258,920
           ====================================================================

CHEMICALS (1.1%)
----------------
   7,000   Air Products & Chemicals, Inc...........................     280,000
  34,600   E.I. Du Pont de Nemours & Company.......................   1,835,963
   2,400   Eastman Chemical Company................................     107,400
   1,800   Great Lakes Chemical Corporation........................      72,000
   3,000   Hercules, Inc...........................................      82,125
  12,100   Minnesota Mining and Manufacturing Company..............     860,613
  18,900   Monsanto Company........................................     897,750
   3,600   Morton International, Inc...............................      88,200
   1,900   Nalco Chemical Company..................................      58,900
   5,400   PPG Industries, Inc.....................................     314,550
   4,700   Praxair, Inc............................................     165,675
   5,000   Rohm & Haas Company.....................................     150,625
   2,564   Sealed Air Corporation*.................................     130,924
   3,000   Sigma-Aldrich Corporation...............................      88,125
   6,700   The Dow Chemical Company................................     609,281
   4,000   Union Carbide Corporation...............................     170,000
   2,200   W.R. Grace & Company....................................      34,512

           --------------------------------------------------------------------
           TOTAL CHEMICALS.........................................   5,946,643
           ====================================================================

The accompanying notes to the financial statements are an integral part of this schecule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES         COMMONS STOCKS (55.1%)                             MARKET VALUE
==============================================================================

CONSTRUCTION (0.2%)
-------------------
         1,200 Armstrong World Industries, Inc .................... $   72,375
         1,800 Centex Corporation..................................     81,113
         2,050 Crane Company ......................................     61,884
         2,300 Fluor Corporation...................................     97,894
         1,200 Kaufman & Broad Home Corporation....................     34,500
        10,200 Masco Corporation...................................    293,250
         1,600 Owens-Corning Fiberglass Corporation................     56,700
         1,300 Pulte Corporation...................................     36,156
         5,200 Sherwin-Williams Company ...........................    152,750
         2,600 Stanley Works ......................................     72,150
               ---------------------------------------------------------------
               TOTAL CONSTRUCTION..................................    958,772
               ===============================================================

CONSUMER DURABLES (0.1%)
------------------------
         2,700 Black & Decker Corporation .........................    151,369
         2,700 Maytag Corporation .................................    168,075
         4,900 Newell Company .....................................    202,125
         1,700 Tupperware Corporation .............................     27,944
         2,300 Whirlpool Corporation ..............................    127,362
               ---------------------------------------------------------------
               TOTAL CONSUMER DURABLES.............................    676,875
               ===============================================================

CONTAINERS (0.1%)
-----------------
           900 Ball Corporation....................................     41,175
         1,600 Bemis Company, Inc. ................................     60,700
         3,700 Crown Cork & Seal Company, Inc. ....................    114,006
         4,700 Owens-Illinois, Inc.*...............................    143,938
               ---------------------------------------------------------------
               TOTAL CONTAINERS....................................    359,819
               ===============================================================

COSMETICS (1.3%)
----------------
         1,600 Alberto-Culver Company..............................     42,700
         7,900 Avon Products, Inc..................................    349,575
         3,200 Clorox Company......................................    373,800
         8,900 Colgate-Palmolive Company...........................    826,588
        33,500 Gillette Company....................................  1,618,469
         3,200 International Flavors and Fragrances, Inc. .........    141,400
        40,100 Procter & Gamble Company............................  3,661,631
               ---------------------------------------------------------------
               TOTAL COSMETICS.....................................  7,014,163
               ===============================================================

CREDIT CARDS (0.1%)
-------------------
         2,000 Capital One Financial Corporation .................. $  230,000
         4,400 Equifax, Inc........................................    150,425
        22,637 MBNA Corporation....................................    564,510
               ---------------------------------------------------------------
               TOTAL CREDIT CARDS..................................    944,935
               ===============================================================

DRUGS & MEDICINE (6.2%)
-----------------------
        45,800 Abbott Laboratories.................................  2,244,200
         2,000 Allergan, Inc.......................................    129,500
         2,600 Alza Corporation*...................................    135,850
        39,800 American Home Products Corporation..................  2,241,238
         7,700 Amgen, Inc..........................................    805,131
         1,600 Bard (C.R.), Inc....................................     79,200
         1,700 Bausch & Lomb, Inc..................................    102,000
         8,600 Baxter International, Inc...........................    553,088
         7,500 Becton, Dickinson and Company ......................    320,156
         3,400 Biomet, Inc.........................................    136,850
        11,800 Boston Scientific Corporation* .....................    316,388
        30,000 Bristol-Myers Squibb Company .......................  4,014,375
         6,050 Cardinal Health Inc.................................    459,044
        19,450 Columbia/HCA Healthcare Corporation.................    481,388
         4,600 Guidant Corporation.................................    507,150
        40,600 Johnson & Johnson...................................  3,405,325
        33,200 Eli Lilly & Company.................................  2,950,650
         2,100 Mallinckrodt Group, Inc.............................     64,706
        14,800 Medtronic, Inc......................................  1,098,900
        36,000 Merck & Company, Inc................................  5,316,750
        39,200 Pfizer, Inc.........................................  4,917,150
        15,380 Pharmacia & Upjohn, Inc.............................    870,892
        44,400 Schering-Plough Corporation.........................  2,453,100
         2,495 St. Jude Medical, Inc.*.............................     69,080
        24,800 Warner-Lambert Company..............................  1,864,650
               ---------------------------------------------------------------
               TOTAL DRUGS & MEDICINE.............................. 35,536,761
               ===============================================================

ELECTRONICS (2.6%)
------------------
         6,581 AMP, Inc............................................    342,623
         2,000 Adobe Systems, Inc..................................     93,500
         4,300 Advanced Micro Devices, Inc.* ......................    124,431
        11,200 Applied Materials, Inc.*............................    478,100
         1,300 EG&G, Inc. .........................................     36,156
        15,200 EMC Corporation*....................................  1,292,000
         2,400 Harris Corporation..................................     87,900

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES         COMMONS STOCKS (55.1%)                             MARKET VALUE
==============================================================================

ELECTRONICS-CONTINUED
---------------------
        31,300 Hewlett-Packard Company............................ $ 2,138,181
        50,400 Intel Corporation..................................   5,975,550
         4,200 LSI Logic Corporation*.............................      67,725
         6,500 Micron Technology, Inc.............................     328,656
        18,100 Motorola, Inc......................................   1,105,231
         5,000 National Semiconductor Corporation*................      67,500
         1,500 Perkin Elmer Corporation...........................     146,344
         2,200 Scientific-Atlanta, Inc............................      50,188
         1,350 Tektronix, Inc.....................................      40,584
         5,900 Tellabs, Inc.*.....................................     404,519
        11,800 Texas Instruments, Inc.............................   1,009,638
         4,700 Thermo Electron Corporation*.......................      79,606
         1,700 Thomas & Betts Corporation.........................      73,631
               ---------------------------------------------------------------
               TOTAL ELECTRONICS..................................  13,942,063
               ===============================================================

ENERGY & UTILITIES (1.7%)
-------------------------
         4,100 Ameren Corporation.................................     175,019
         5,800 American Electric Power Company ...................     272,963
         4,500 Baltimore Gas & Electric Company ..................     138,938
         4,800 CINergy Corporation................................     165,000
         4,600 Carolina Power & Light Company ....................     216,488
         6,400 Central & Southwest Corporation ...................     175,600
         6,400 Coastal Corporation................................     223,600
         2,550 Columbia Gas System, Inc...........................     147,263
         7,000 Consolidated Edison, Inc...........................     370,125
         2,900 Consolidated Natural Gas Company...................     156,600
         4,400 DTE Energy Company.................................     188,650
         5,900 Dominion Resources, Inc............................     275,825
        10,911 Duke Energy Corporation............................     698,986
        10,600 Edison International...............................     295,475
        10,000 Enron Corporation..................................     570,625
         7,400 Entergy Corporation................................     230,325
         7,100 FirstEnergy Corporation............................     231,194
         5,500 FPL Group, Inc.....................................     338,938
         3,900 General Public Utilities Corporation...............     172,331
         8,524 Houston Industries, Inc............................     273,833
         3,500 New Century Energies, Inc..........................     170,625
         5,600 Niagara Mohawk Power Corporation...................      90,300
         1,400 Nicor, Inc.........................................      59,150
         4,600 Northern States Power Company......................     127,650
           900 ONEOK, Inc.........................................      32,512
         4,500 P P & L Resources, Inc............................. $   125,437
        11,500 Pacific Gas & Electric Company ....................     362,250
         8,900 PacifiCorp.........................................     187,456
         6,800 Peco Energy Company................................     283,050
         1,100 Peoples Energy Corporation.........................      43,862
         6,900 Public Service Enterprise..........................     276,000
         7,208 Sempra Energy......................................     182,903
         3,300 Sonat, Inc.........................................      89,306
        21,000 Southern Company...................................     610,312
         8,570 Texas Utilities Company............................     400,112
         5,400 The AES Corporation*...............................     255,825
         6,500 Unicom Corporation.................................     250,656
        12,900 Williams Companies, Inc............................     402,319
               ---------------------------------------------------------------
               TOTAL ENERGY & UTILITIES...........................   9,267,503
               ===============================================================

ENERGY-RAW MATERIALS (0.4%)
---------------------------
         9,820 Baker Hughes, Inc..................................     173,691
         5,367 Burlington Resources, Inc..........................     192,206
           700 Eastern Enterprises................................      30,625
        13,300 Halliburton Company................................     394,012
         1,700 McDermott International, Inc.......................      41,969
        10,400 Occidental Petroleum Corporation...................     175,500
        16,500 Schlumberger, Ltd..................................     761,062
         7,532 Union Pacific Resources Group, Inc.................      68,259
               ---------------------------------------------------------------
               TOTAL ENERGY--RAW MATERIALS........................   1,837,324
               ===============================================================

FOOD & AGRICULTURE (1.4%)
-------------------------
        17,885 Archer-Daniels-Midland Company.....................     307,398
         8,600 BestFoods..........................................     457,950
        13,500 Campbell Soup Company..............................     742,500
        14,700 ConAgra, Inc.......................................     463,050
         4,600 General Mills, Inc.................................     357,650
        10,950 H.J. Heinz Company.................................     620,044
         4,300 Hershey Foods Corporation..........................     267,406
        12,200 Kellogg Company....................................     416,325
         7,300 Pioneer Hi-Bred International, Inc.................     197,100
         4,100 Quaker Oats Company................................     243,950
         9,400 Ralston Purina Corporation.........................     304,325
         9,800 RJR Nabisco Holdings Corporation...................     290,938
        27,500 Sara Lee Corporation...............................     775,156
         3,600 Supervalu, Inc.....................................     100,800

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES         COMMONS STOCKS (55.1%)                             MARKET VALUE
==============================================================================

FOOD & AGRICULTURE-CONTINUED
----------------------------
        10,100 Sysco Corporation.................................... $  277,119
        19,400 Unilever N.V.........................................  1,608,988
         3,500 Wrigley (Wm) Jr. Company.............................    313,469
               ----------------------------------------------------------------
               TOTAL FOOD & AGRICULTURE.............................  7,744,168
               ================================================================

FOOD & BEVERAGE (1.3%)
----------------------
        74,400 Coca-Cola Company....................................  4,975,500
        11,800 Coca-Cola Enterprises, Inc...........................    421,850
        44,300 PepsiCo, Inc.........................................  1,813,531
               ----------------------------------------------------------------
               TOTAL FOOD & BEVERAGE................................  7,210,881
               ================================================================

GOLD (0.1%)
-----------
        11,200 Barrick Gold Corporation.............................    218,400
         6,900 Battle Mountain Gold Company.........................     28,462
         7,200 Homestake Mining Company.............................     66,150
         5,017 Newmont Mining Corporation...........................     90,620
         7,500 Placer Dome, Inc.....................................     86,250
               ----------------------------------------------------------------
               TOTAL GOLD...........................................    489,882
               ================================================================

HEALTH CARE (0.2%)
------------------
         3,300 HCR Manor Health Care, Inc.*.........................     96,938
        12,700 HEALTHSOUTH Corporation*.............................    196,056
         5,000 Humana, Inc.*........................................     89,062
         4,900 IMS Health Inc.......................................    369,644
         9,300 Tenet Healthcare Corporation*........................    244,125
         5,600 United Healthcare Corporation........................    241,150
               ----------------------------------------------------------------
               TOTAL HEALTH CARE....................................  1,236,975
               ================================================================

INSURANCE (1.9%)
----------------
         4,314 Aetna Life & Casualty Company........................    339,188
        24,796 Allstate Corporation.................................    957,745
         7,608 American General Corporation.........................    593,424
        31,725 American International Group, Inc....................  3,065,428
         5,100 Aon Corporation......................................    282,413
         4,900 Chubb Corporation....................................    317,888
         6,300 Cigna Corporation....................................    487,069
         5,000 Cincinnati Financial Corporation.....................    183,125
         9,499 Conseco, Inc.........................................    290,313
         7,100 ITT Hartford Group, Inc..............................    389,612
         3,200 Jefferson-Pilot Corporation..........................    240,000
         3,100 Lincoln National Corporation......................... $  253,619
         3,000 MBIA, Inc............................................    196,687
         3,300 MGIC Investment Corporation..........................    131,381
         7,750 Marsh & McLennan Companies, Inc......................    452,891
         2,200 Progressive Corporation..............................    372,625
         4,100 Provident Companies, Inc.............................    170,150
         4,100 Safeco Corporation...................................    176,044
         7,122 St. Paul Companies, Inc..............................    247,489
         6,600 SunAmerica, Inc......................................    535,425
         4,200 Torchmark Corporation................................    148,312
         1,900 Transamerica Corporation.............................    219,450
         4,200 Unum Corporation.....................................    245,175
               ----------------------------------------------------------------
               TOTAL INSURANCE...................................... 10,295,453
               ================================================================

LIQUOR (0.3%)
-------------
         1,100 Adolph Coors Company.................................     62,081
        14,400 Anheuser-Busch Companies, Inc........................    945,000
         2,100 Brown-Forman Corporation.............................    158,944
        11,900 Seagram Company, Ltd.................................    452,200
               ----------------------------------------------------------------
               TOTAL LIQUOR.........................................  1,618,225
               ================================================================

MEDIA (1.4%)
------------
        21,300 CBS Corporation......................................    697,575
         8,000 Clear Channel Communications, Inc.*..................    436,000
        10,900 Comcast Corporation, Class A.........................    639,694
         2,800 Dow Jones & Company, Inc.............................    134,750
         8,500 Gannett Company, Inc.................................    562,594
         2,200 King World Productions, Inc..........................     64,763
         2,400 Knight-Ridder, Inc...................................    122,700
         3,000 McGraw-Hill, Inc.....................................    305,625
         1,600 Meredith Corporation.................................     60,600
         5,500 New York Times Company...............................    190,781
         4,100 R.R. Donnelley & Sons Company........................    179,631
        15,700 Tele-Communications, Inc.*...........................    868,406
        37,100 Time Warner, Inc.....................................  2,302,519
         2,400 Times Mirror Company.................................    134,400
         3,600 Tribune Company......................................    237,600
        10,500 Viacom, Inc.*........................................    777,000
               ----------------------------------------------------------------
               TOTAL MEDIA..........................................  7,714,638
               ================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES       COMMON STOCK (55.1%)                                   MARKET VALUE
================================================================================
MISCELLANEOUS FINANCE (1.1%)
----------------------------
    13,700   American Express Company..............................   $1,400,825
    20,500   Federal Home Loan Mortgage Corporation................    1,320,969
    31,300   Federal National Mortgage Association.................    2,316,200
     1,700   Golden West Financial Corporation ....................      155,869
    14,599   Household International Corporation ..................      578,485
     5,000   SLM Holding Corporation...............................      240,000
             -------------------------------------------------------------------
             TOTAL MISCELLANEOUS FINANCE ..........................    6,012,348
             ===================================================================

MOTOR VEHICLES (0.8%)
---------------------
     1,200   Cummins Engine Company, Inc. .........................       42,600
     4,979   Dana Corporation .....................................      203,517
     2,200   Eaton Corporation ....................................      155,513
     1,000   Fleetwood Enterprises, Inc. ..........................       34,750
    36,500   Ford Motor Company ...................................    2,142,094
    19,800   General Motors Corporation ...........................    1,416,937
     5,400   Genuine Parts Company ................................      180,562
     3,100   ITT Industries, Inc. .................................      123,225
     2,000   Navistar International Corporation*...................       57,000
     2,300   PACCAR, Inc. .........................................       94,587
             -------------------------------------------------------------------
             TOTAL MOTOR VEHICLES .................................    4,450,785
             ===================================================================

NON-DURABLES & ENTERTAINMENT (0.2%)
-----------------------------------
     2,100   American Greetings Corporation, Class A...............       86,231
     2,100   Harcourt General, Inc. ...............................      111,694
     3,900   Hasbro, Inc. .........................................      140,888
     1,000   Jostens, Inc. ........................................       26,187
     8,625   Mattel, Inc. .........................................      196,758
     4,500   Rubbermaid, Inc. .....................................      141,469
     7,800   Service Corporation International ....................      296,887
             -------------------------------------------------------------------
             TOTAL NON-DURABLES & ENTERTAINMENT ...................    1,000,114
             ===================================================================

NON-FERROUS METALS (0.2%)
-------------------------
     6,800   Alcan Aluminum, Ltd. .................................      184,025
     5,600   Aluminum Company of America ..........................      417,550
     1,100   Asarco, Inc. .........................................       16,569
     2,700   Cyprus Minerals Company ..............................       27,000
     4,250   Engelhard Corporation ................................       82,875
     4,900   Freeport-McMoran Copper & Gold, Class B...............       51,144
     5,000   Inco, Ltd ............................................       52,812
     1,800   Phelps Dodge Corporation..............................   $   91,575
     2,000   Reynolds Metals Company...............................      105,375
             -------------------------------------------------------------------
             TOTAL NON-FERROUS METALS..............................    1,028,925
             ===================================================================

OIL-DOMESTIC (0.4%)
-------------------
     2,700   Amerada Hess Corporation .............................      134,325
     3,600   Anadarko Petroleum Corporation........................      111,150
     2,900   Apache Corporation ...................................       73,406
     2,300   Ashland Oil, Inc .....................................      111,263
     9,700   Atlantic Richfield Company ...........................      632,925
     1,500   Helmerich & Payne, Inc ...............................       29,063
     1,400   Kerr-McGee Corporation ...............................       53,550
     3,200   Oryx Energy Company* .................................       43,000
     1,400   PennzEnergy Company ..................................       22,838
     7,700   Phillips Petroleum Compan ............................      328,212
     2,500   Rowan Companies, Inc.* ...............................       25,000
     2,800   Sunoco, Inc. .........................................      100,975
     9,300   USX-Marathon Group, Inc. .............................      280,162
     7,300   Unocal Corporation ...................................      213,069
             -------------------------------------------------------------------
             TOTAL OIL-DOMESTIC ...................................    2,158,938
             ===================================================================

OIL-INTERNATIONAL (2.7%)
------------------------
    28,800   Amoco Corporation ....................................    1,738,800
    19,700   Chevron Corporation ..................................    1,633,869
    73,400   Exxon Corporation ....................................    5,367,375
    23,600   Mobil Corporation ....................................    2,056,150
    64,700   Royal Dutch Petroleum Company ........................    3,097,513
    16,100   Texaco, Inc...........................................      851,287
             -------------------------------------------------------------------
             TOTAL OIL-INTERNATIONAL ..............................   14,744,994
             ===================================================================

OPTICAL & PHOTO ( 0.2%)
-----------------------
     7,000   Corning, Inc. ........................................      315,000
     9,800   Eastman Kodak Company ................................      705,600
     1,300   Polaroid Corporation .................................       24,294
             -------------------------------------------------------------------
             TOTAL OPTICAL & PHOTO ................................    1,044,894
             ===================================================================

PAPER & FOREST PRODUCTS (0.5%)
------------------------------
     1,700   Boise Cascade Corporation ............................       52,700
     2,900   Champion International Corporation....................      117,450
     6,600   Fort James Corporation ...............................      264,000
     2,700   Georgia-Pacific Corporation ..........................      158,119

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES       COMMON STOCK (55.1%)                                   MARKET VALUE
================================================================================
PAPER & FOREST PRODUCTS-CONTINUED
---------------------------------
      9,302   International Paper Company .........................  $   416,846
     16,380   Kimberly-Clark Corporation ..........................      892,710
      3,200   Louisiana-Pacific Corporation........................       58,600
      3,100   Mead Corporation ....................................       90,869
        900   Potlatch Corporation ................................       33,187
      1,700   Temple-Inland, Inc. .................................      100,831
      2,100   Union Camp Corporation ..............................      141,750
      3,000   Westvaco Corporation ................................       80,438
      6,000   Weyerhaeuser Company ................................      304,875
      3,300   Willamette Industries, Inc. .........................      110,550
              ------------------------------------------------------------------
              TOTAL PAPER & FOREST PRODUCTS........................    2,822,925
              ==================================================================

PRODUCERS (3.0%)
----------------
        800   Aeroquip-Vickers, Inc. ..............................       23,950
     16,900   Allied-Signal, Inc. .................................      748,881
      3,500   Avery Dennison Corporation ..........................      157,719
        700   Briggs & Stratton Corporation........................       34,912
      2,100   Case Corporation ....................................       45,806
     10,800   Caterpillar, Inc. ...................................      496,800
      3,100   Cooper Industries, Inc. .............................      147,831
      7,200   Deere & Company .....................................      238,500
      6,700   Dover Corporation ...................................      245,387
     13,300   Emerson Electric Company ............................      832,081
      1,000   FMC Corporation* ....................................       56,000
      1,200   Foster Wheeler Corporation ..........................       15,825
     99,000   General Electric Company ............................   10,104,187
      1,400   Harnischfeger Industries, Inc........................       14,263
      7,600   Illinois Tool Works, Inc. ...........................      440,800
      5,000   Ingersoll-Rand Company ..............................      234,688
      2,600   Johnson Controls, Inc. ..............................      153,400
      2,600   KLA Instruments Corporation* ........................      112,775
      1,100   Milacron, Inc. ......................................       21,175
      1,300   Millipore Corporation ...............................       36,969
        305   NACCO Industries, Inc. ..............................       28,060
      3,700   Pall Corporation ....................................       93,656
      3,300   Parker Hannifin Corporation .........................      108,075
      2,400   Raychem Corporation .................................       77,550
      1,800   Snap-On, Inc. .......................................       62,663
      5,100   Tenneco, Inc. .......................................      173,719
      1,800   Timken Company ......................................       33,975
     19,449   Tyco International Ltd. .............................  $ 1,467,184
      2,900   W.W. Grainger, Inc. .................................      120,712
              ------------------------------------------------------------------
              TOTAL PRODUCERS GOODS ...............................   16,327,543
              ==================================================================

RAILROAD & SHIPPING (0.3%)
--------------------------
     14,092   Burlington Northern, Inc. ...........................      475,605
      6,600   CSX Corporation .....................................      273,900
     11,400   Norfolk Southern Corporation ........................      361,237
      7,500   Union Pacific Corporation ...........................      337,969
              ------------------------------------------------------------------
              TOTAL RAILROAD & SHIPPING ...........................    1,448,711
              ==================================================================

RESTAURANTS/FOOD SERVICE (0.4%)
-------------------------------
      4,100   Darden Restaurants, Inc. ............................       73,800
     20,400   McDonald's Corporation ..............................    1,563,150
      4,630   Tricon Global Restaurants, Inc.* ....................      232,079
      3,700   Wendy's International, Inc. .........................       80,706
              ------------------------------------------------------------------
              TOTAL RESTAURANTS/FOOD SERVICE ......................    1,949,735
              ==================================================================

RETAIL STORES (3.7%)
--------------------
      7,400   Albertson's, Inc. ...................................      471,287
      8,300   American Stores Company .............................      306,581
      4,600   Autozone, Inc.* .....................................      151,512
     11,800   CVS Corporation .....................................      649,000
     25,660   Cendant Corporation* ................................      489,144
      3,000   Circuit City Stores, Inc. ...........................      149,812
      3,300   Consolidated Stores Corporation* ....................       66,619
      6,600   Costco Companies, Inc.* .............................      476,437
     13,300   Dayton Hudson Corporation ...........................      721,525
      3,200   Dillard's, Inc. .....................................       90,800
      5,575   Dollar General Corporation ..........................      131,709
      6,200   Federated Department Stores, Inc.* ..................      270,087
      1,100   Great Atlantic & Pacific Tea Company, Inc............       32,587
     47,200   Home Depot, Inc. ....................................    2,888,050
      7,700   J.C. Penney Company, Inc. ...........................      360,938
     14,800   Kmart Corporation ...................................      226,625
      4,800   Kohl's Corporation ..................................      294,900
      7,700   Kroger Corporation* .................................      465,850
      1,200   Long's Drug Stores, Inc. ............................       45,000
     10,600   Lowe's Companies, Inc. ..............................      542,588
      7,100   May Department Stores Company .......................      428,663

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

SHARES       COMMON STOCK (55.1%)                                   MARKET VALUE
================================================================================
RETAIL STORES-CONTINUED
-----------------------
      4,700   Meyer (Fred), Inc.* .................................  $   283,175
      4,500   Nordstrom, Inc. .....................................      156,094
      1,900   Pep Boys-Manny, Moe, & Jack .........................       29,806
      7,800   Rite Aid Corporation ................................      386,588
     14,700   Safeway, Inc.* ......................................      895,781
     11,600   Sears, Roebuck & Company ............................      493,000
      9,400   Staples, Inc.* ......................................      410,663
      9,700   TJX Companies, Inc. .................................      281,300
      3,000   Tandy Corporation ...................................      123,562
     17,500   The Gap, Inc. .......................................      984,375
      6,870   The Limited, Inc. ...................................      200,089
      7,800   Toys "R" Us, Inc.* ..................................      131,625
      4,000   Venator Group, Inc.* ................................       25,750
     68,000   Wal-Mart Stores, Inc. ...............................    5,537,750
     14,900   Walgreen Company ....................................      872,581
      4,500   Winn-Dixie Stores, Inc. .............................      201,938
              ------------------------------------------------------------------
              TOTAL RETAIL STORES .................................   20,273,791
              ==================================================================

STEEL (0.1%)
------------
      5,862   Allegheny Teledyne, Inc. ............................      119,805
      3,900   Bethlehem Steel Corporation* ........................       32,662
      2,600   Nucor Corporation ...................................      112,450
      2,600   USX-US Steel Group, Inc .............................       59,800
      2,700   Worthington Industries, Inc. ........................       33,750
              ------------------------------------------------------------------
              TOTAL STEEL .........................................      358,467
              ==================================================================

TECHNOLOGY (0.3%)
-----------------
      6,600   Ascend Communications, Inc. .........................      433,950
      6,500   BMC Software, Inc.* .................................      289,656
     14,900   Electronic Data Systems Corporation..................      748,725
      7,000   Peoplesoft, Inc.* ...................................      132,563
              ------------------------------------------------------------------
              TOTAL TECHNOLOGY ....................................    1,604,894
              ==================================================================

TELEPHONE (5.8%)
----------------
      8,300   ALLTEL Corporation ..................................      496,444
     54,600   AT&T Corporation ....................................    4,108,650
     17,300   Airtouch Communications, Inc.* ......................    1,247,762
     33,300   Ameritech Corporation ...............................    2,110,388
      2,500   Andrew Corporation* .................................       41,250
     46,880   Bell Atlantic Corporation ...........................  $ 2,663,370
     59,500   BellSouth Corporation ...............................    2,967,563
      5,200   Frontier Corporation ................................      176,800
     29,200   GTE Corporation .....................................    1,969,175
     39,700   Lucent Technologies, Inc. ...........................    4,367,000
     55,414   MCI Worldcom, Inc. ..................................    3,975,954
     18,300   Mediaone Group, Inc.* ...............................      860,100
      8,600   Nextel Communication, Inc.* .........................      203,175
     19,740   Northern Telecom, Ltd. ..............................      989,467
     59,022   SBC Communications, Inc. ............................    3,165,055
     13,000   Sprint Corporation1, ................................      093,625
     12,450   Sprint PCS Group* ...................................      287,906
     15,226   U.S. West, Inc. .....................................       83,980
              ------------------------------------------------------------------
              TOTAL TELEPHONE .....................................   31,707,664
              ==================================================================

TIRES & RUBBER (0.1%)
---------------------
      2,200   Cooper Tire & Rubber Company ........................       44,963
      4,000   Danaher Corporation .................................      217,250
      4,700   Goodyear Tire & Rubber Company ......................      237,056
              ------------------------------------------------------------------
              TOTAL TIRES & RUBBER ................................      499,269
              ==================================================================

TOBACCO (0.9%)
--------------
      5,100   Fortune Brands, Inc .................................      161,288
      3,500   Loews Corporation ...................................      343,875
     73,500   Phillip Morris Companies, Inc. ......................    3,932,250
      5,600   UST, Inc ............................................      195,300
              ------------------------------------------------------------------
              TOTAL TOBACCO .......................................    4,632,713
              ==================================================================

TRAVEL & RECREATION (0.6%)
--------------------------
      2,900   Brunswick Corporation ...............................       71,775
     18,000   Carnival Corporation ................................      864,000
      3,000   Harrah's Entertainment* .............................       47,063
      7,800   Hilton Hotels Corporation ...........................      149,175
      7,500   Marriott International, Inc. ........................      217,500
      5,400   Mirage Resorts, Incorporated* .......................       80,663
     61,787   Walt Disney Company .................................    1,853,610
              ------------------------------------------------------------------
              Total Travel & Recreation ...........................    3,283,786
              ==================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE ON INVESTMENTS AS OF DECEMBER 31, 1998


SHARES         COMMON STOCK (5.51%)                        MARKET VALUE
=======================================================================

TRUCKING & FREIGHT (0.1%)
------------------------

     2,100     Ryder Systems, Inc.............................  $54,600

               --------------------------------------------------------
               TOTAL TRUCKING & FREIGHT.......................   54,600
               ========================================================
               --------------------------------------------------------
               TOTAL COMMON STOCKS
               (cost basis $216,462,619).................. $300,243,355

PRINCIPAL      LONG-TERM FIXED INCOME   INTEREST    MATURITY     MARKET
AMOUNT         SECURITIES (35.0%)       RATE        DATE          VALUE
=======================================================================
U.S. GOVERNMENT OBLIGATIONS (13.3%)
----------------------------------

$1,500,000     U.S. Treasury Notes..... 7.750%      12/31/99 $1,545,000
 1,500,000     U.S. Treasury Notes..... 7.750        1/31/00  1,547,812
 1,500,000     U.S. Treasury Notes..... 7.125        2/29/00  1,540,781
 1,500,000     U.S. Treasury Notes..... 5.500        3/31/00  1,515,000
 1,500,000     U.S. Treasury Notes..... 6.750        4/30/00  1,539,375
 1,500,000     U.S. Treasury Notes..... 8.875        5/15/00  1,582,500
 1,500,000     U.S. Treasury Notes..... 5.875        6/30/00  1,526,250
 1,375,000     U.S. Treasury Notes..... 5.375        7/31/00  1,390,038
 1,500,000     U.S. Treasury Notes..... 6.125        7/31/00  1,532,813
 1,100,000     U.S. Treasury Notes..... 6.000        8/15/00  1,122,688
 1,500,000     U.S. Treasury Notes..... 6.125        9/30/00  1,537,030
 1,000,000     U.S. Treasury Notes..... 5.750       10/31/00  1,019,062
 1,175,000     U.S. Treasury Notes..... 8.500       11/15/00  1,254,679
 1,500,000     U.S. Treasury Notes..... 5.500       12/31/00  1,524,843
 2,275,000     U.S. Treasury Notes..... 5.250        1/31/01  2,303,438
 1,250,000     U.S. Treasury Notes..... 6.375        3/31/01  1,295,703
 1,500,000     U.S. Treasury Notes..... 8.000        5/15/01  1,611,093
   750,000     U.S. Treasury Notes..... 5.625        6/30/01    784,453
 1,500,000     U.S. Treasury Notes..... 7.875        8/15/01  1,616,718
 1,305,000     U.S. Treasury Notes..... 7.500       11/15/01  1,402,467
   500,000     U.S. Treasury Notes..... 6.125       12/31/01    520,156
 1,225,000     U.S. Treasury Notes..... 6.250        1/31/02  1,278,976
 1,125,000     U.S. Treasury Notes..... 6.625        4/30/02  1,190,391
 1,225,000     U.S. Treasury Notes..... 7.500        5/15/02  1,329,891
 1,500,000     U.S. Treasury Notes..... 6.500        5/31/02  1,583,905
 1,500,000     U.S. Treasury Notes..... 5.750       11/30/02  1,555,312
 1,500,000     U.S. Treasury Notes.....10.750        2/15/03  1,832,343
   350,000     U.S. Treasury Notes.....10.750        5/15/03    431,922
 1,500,000     U.S. Treasury Notes..... 5.750        8/15/03  1,565,625
 1,200,000     U.S. Treasury Notes.....11.875       11/15/03  1,565,624
 1,500,000     U.S. Treasury Notes..... 5.875        2/15/04  1,582,968
   650,000     U.S. Treasury Notes..... 5.875       11/15/05    693,469
   450,000     U.S. Treasury Notes..... 9.375        2/15/06    574,875
 1,375,000     U.S. Treasury Notes..... 7.000        7/15/06  1,565,781
   875,000     U.S. Treasury Notes..... 6.500       10/15/06    971,250
 1,200,000     U.S. Treasury Notes..... 6.125        8/15/07  1,311,374
 1,150,000     U.S. Treasury Notes..... 5.500        2/15/08  1,219,000
   200,000     U.S. Treasury Bonds.....10.375       11/15/12    276,500
   250,000     U.S. Treasury Bonds..... 9.875       11/15/15    376,484
 1,500,000     U.S. Treasury Bonds..... 8.750        5/15/17  2,088,750
 1,050,000     U.S. Treasury Bonds..... 8.875        2/15/19  1,496,906
 1,300,000     U.S. Treasury Bonds..... 8.125        8/15/19  1,738,343
   950,000     U.S. Treasury Bonds..... 8.250        2/15/20  1,319,015
   400,000     U.S. Treasury Bonds..... 7.875        2/15/21    527,125
   700,000     U.S. Treasury Bonds..... 8.125        8/15/21    947,406
   300,000     U.S. Treasury Bonds..... 8.000       11/15/21    401,906
   400,000     U.S. Treasury Bonds..... 7.250        8/15/22    498,625
   250,000     U.S. Treasury Bonds..... 7.625       11/15/22    324,531
   625,000     U.S. Treasury Bonds..... 7.125        2/15/23    771,094
 1,500,000     U.S. Treasury Bonds..... 6.250        8/15/23  1,678,125
 1,100,000     U.S. Treasury Bonds..... 7.500       11/15/24  1,426,218
 1,500,000     U.S. Treasury Bonds..... 7.625        2/15/25  1,974,843
 1,500,000     U.S. Treasury Bonds..... 6.875        8/15/25  1,819,688
 1,500,000     U.S. Treasury Bonds..... 6.000        2/15/26  1,636,875
 1,500,000     U.S. Treasury Bonds..... 6.750        8/15/26  1,797,655
 1,500,000     U.S. Treasury Bonds..... 6.125       11/15/27  1,680,000

               --------------------------------------------------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS............ 72,744,694
               ========================================================

U.S. GOVERNMENT AGENCY OBLIGATIONS (13.7%)
-----------------------------------------
   550,000     Federal Home Loan
               Bank Notes Debentures....7.260        9/06/01    579,895

   500,000     Federal Home Loan
               Mortgage Corporation
               5-Yr. Pass Through.......5.865         6/2/03    512,560

 1,000,000     Federal Home Loan
               Mortgage Corporation
               10-Yr. Pass Through......6.220        3/24/03  1,037,502

   580,000     Federal Home Loan
               Mortgage Corporation
               15-Yr. Pass Through......5.990        12/1/03    599,319

   113,696     Federal Home Loan
               Mortgage Corporation
               15-Yr. Pass Through......7.000        11/1/10    116,276

   441,650     Federal Home Loan
               Mortgage Corporation
               15-Yr. Pass Through......6.500        11/1/12    448,853


      The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL LONG-TERM FIXED INCOME   INTEREST       MATURITY       MARKET
AMOUNT    SECURITIES (35.0%)       RATE           DATE           VALUE
===============================================================================
U.S. Government Agency Obligations-continued
--------------------------------------------
$ 434,529 Federal Home Loan
          Mortgage Corporation
          15-Yr. Pass Through...... 7.000%           12/1/12        $444,092

  345,549 Federal Home Loan
          Mortgage Corporation
          30-Yr. Pass Through.......7.500             4/1/27         354,902

  418,147 Federal Home Loan
          Mortgage Corporation
          30-Yr. Pass Through.......7.000             5/1/27         426,376

  833,338 Federal Home Loan
          Mortgage Corporation
          30-Yr. Pass Through.......8.000             6/1/27         862,612

  411,048 Federal Home Loan
          Mortgage Corporation
          30-Yr. Pass Through.......8.000             6/1/12         424,756

  163,426 Federal Home Loan
          Mortgage Corporation
          Gold 15-Yr. Pass Through  6.500             4/1/09         166,186

  444,426 Federal Home Loan
          Mortgage Corporation
          Gold 15-Yr. Pass Through  6.000             5/1/12         446,532

  366,671 Federal Home Loan
          Mortgage Corporation
          Gold 15-Yr. Pass Through  7.000             8/1/12         375,100

  976,314 Federal Home Loan
          Mortgage Corporation
          Gold 15-Yr. Pass Through  6.500             8/1/13         991,270

  108,287 Federal Home Loan
          Mortgage Corporation
          Gold 15-Yr. Pass Through  7.500             8/1/10         111,408

  157,254 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  6.500             4/1/24         158,408

   75,905 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  9.000             4/1/25          80,167

  170,480 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.000             9/1/25         174,007

  213,036 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.500             11/1/25        218,817

1,000,000 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  6.500             12/15/28     1,007,508

  197,409 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  8.000             1/1/26         204,476

  207,748 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.000%            5/1/26         212,011

  109,894 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.500             7/1/26         112,824

  219,228 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  6.000             7/1/26         216,571

  162,281 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.500             8/1/26         166,609

  136,249 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  8.000            11/1/26         141,071

  204,748 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  6.500            11/1/26         206,237

  162,411 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.500             8/1/26         166,609

  442,993 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  6.500             2/1/27         446,306

  402,697 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.000             2/1/27         410,621

  298,823 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  8.000             3/1/27         309,399

  288,600 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  8.500             7/1/27         302,074

  406,752 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.000             9/1/27         414,756

  320,973 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  8.000            10/1/27         332,248

  373,468 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.500            11/1/27         383,578

  482,355 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  6.500            12/1/27         485,963

  482,300 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.500             1/15/28        495,355

  689,032 Federal Home Loan
          Mortgage Corporation
          Gold 30-Yr. Pass Through  7.000             3/1/28         702,605

          The accompanying notes to the financial statements are an
                        integral part of this schedule

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL LONG-TERM FIXED INCOME   INTEREST       MATURITY       MARKET
AMOUNT    SECURITIES (35.0%)       RATE           DATE           VALUE
==============================================================================
$  991,167 Federal Home Loan
           Mortgage Corporation
           Gold 30-Yr. Pass Through  6.000%         5/1/28          $978,984

   836,113 Federal Home Loan
           Mortgage Corporation
           Gold 30-Yr. Pass Through  7.500          5/1/28           858,746

   990,507 Federal Home Loan
           Mortgage Corporation
           Gold 30-Yr. Pass Through  6.500          6/1/28           997,945

   990,001 Federal Home Loan
           Mortgage Corporation
           Gold 30-Yr. Pass Through  7.000         10/1/28         1,009,503

   999,192 Federal Home Loan
           Mortgage Corporation
           Gold 30-Yr. Pass Through  6.500         10/15/28        1,006,695

 1,000,000 Federal Home Loan
           Mortgage Corporation
           Gold 30-Yr. Pass Through  9.000         12/15/28        1,055,106

 1,000,000 Federal Home Loan
           Mortgage Corporation
           Gold 30-Yr. Pass Through  6.500         12/30/28        1,007,508

    95,475 Federal Home Loan
           Mortgage Corporation
           Gold 30-Yr. Pass Through  8.500          9/1/25            99,997

    24,363 Federal Home Loan
           Mortgage Corporation
           Gold 5-Yr Balloon........ 5.500         12/1/99            24,336

    76,492 Federal Home Loan
           Mortgage Corporation
           Gold 7-Yr. Balloon....... 7.000          7/1/02            78,205

   500,000 Federal Home Loan
           Mortgage Corporation
           Gold REMIC Trust......... 7.750         11/7/01           534,995

   250,000 Federal Home Loan
           Mortgage Corporation
           Medium Term Note......... 6.395          5/16/00          254,586

   995,814 Federal Home Loan
           Mortgage Corporation
           Gold Single Family....... 7.000          7/01/28        1,015,430

 1,500,000 Federal National
           Mortgage Association
           5-Yr. Pass Through....... 6.800          1/10/03        1,585,533

   250,000 Federal National
           Mortgage Association
           10-Yr. Pass Through...... 6.700         11/10/05          255,597

   900,000 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 5.800          2/22/06          931,562

    87,985 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 9.000           4/1/10           93,194


   154,764 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 6.000%          2/1/11          155,288

   163,575 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 8.000           5/1/11          169,128

   188,942 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 7.000           6/1/11          193,101

   142,979 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 7.500           6/1/11          147,151

   167,616 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 6.500           7/1/11          170,025

   425,133 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 6.500           7/1/12          431,246

   914,506 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 7.000          10/1/12          934,633

   955,462 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 6.000          3/19/13          958,156

   980,546 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 6.500           6/1/13          994,645

   990,931 Federal National
           Mortgage Association
           15-Yr. Pass Through...... 6.000          12/1/13          993,952

 1,000,000 Federal National
           Mortgage Association
           30-Yr. Pass Through...... 7.050         11/12/02        1,063,943

   117,318 Federal National
           Mortgage Association
           30-Yr. Pass Through...... 10.500          8/1/20          127,727

   164,133 Federal National
           Mortgage Association
           30-Yr. Pass Through...... 7.500          10/1/24          168,637

   75,006  Federal National
           Mortgage Association
           30-Yr. Pass Through...... 9.500           4/1/25           80,185

  158,793  Federal National
           Mortgage Association
           30-Yr. Pass Through...... 7.500           9/1/25          163,111

  118,267  Federal National
           Mortgage Association
           30-Yr. Pass Through...... 8.500          11/1/25          123,943

  147,584  Federal National
           Mortgage Association
           30-Yr. Pass Through...... 8.000           1/1/26          152,843

          The accompanying notes to the financial statements are an
                        integral part of this schedule

              SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL           LONG-TERM FIXED INCOME                    INTEREST  MATURITY   MARKET
AMOUNT              SECURITIES (35.0%)                        RATE      DATE       VALUE
============================================================================================
U.S. Government Agency Obligations--continued
----------------------------------------------

$ 155,309           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000%    1/1/26     $158,537

  195,900           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.500     2/1/26      197,199

  202,679           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.500     3/1/26      204,023

  163,440           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000     3/1/26      166,824

   75,778           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................8.500     5/1/26       79,389

  228,579           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.000     5/1/26      225,521

  156,592           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.500     7/1/26      160,817

  121,953           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................8.000     8/1/26      126,276

  185,425           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.500     9/1/26      190,427

  274,075           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................9.000     9/1/26      289,843

  193,748           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000     11/1/26     197,760

  138,593           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................8.000     11/1/26     143,506

  131,696           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.500     12/1/26     135,250

  349,422           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000      1/1/27     356,658

  140,504           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.500      2/1/27     144,295

  393,931           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000      3/1/27     402,088

 $269,055           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.500%     5/1/27    $276,319

  188,331           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................8.000      7/1/27     195,026

  416,035           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000      7/1/27     424,509

  447,257           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.500      7/1/27     450,365

  717,098           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.500      8/1/27     736,459

  377,624           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000     10/1/27     385,316

  391,238           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.500     12/1/27     401,801

  829,393           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................8.000     12/1/27     858,877

  808,008           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000      2/1/28     824,466

  971,444           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.500      3/1/28     978,126

1,500,000           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................5.625      4/17/28  1,478,832

  977,025           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.000      7/1/28     964,410

  918,149           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.500      7/1/28     924,465

  996,518           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................7.000      8/1/28   1,016,766

  995,699           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.500     10/15/28  1,002,618

  971,297           Federal National
                    Mortgage Association
                    30-Yr. Pass Through.......................6.500     11/1/28     977,978

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                   SCHEDULE

              SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL           LONG-TERM FIXED INCOME                    INTEREST  MATURITY   MARKET
AMOUNT              SECURITIES (35.0%)                        RATE      DATE       VALUE
===========================================================================================
U.S. Government Agency Obligations--continued
---------------------------------------------
$ 174,612           Federal National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.000%     11/1/28   $178,160

  818,852           Federal National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.000     12/1/288     35,491

1,000,000           Federal National
                    Mortgage Association
                    30-Yr. Pass Through...................... 6.500     12/15/28  1,006,884

  180,139           Federal National
                    Mortgage Association
                    7-Yr. Balloon............................ 6.500      10/1/03    182,610

  347,560           Federal National
                    Mortgage Association
                    7-Yr. Balloon............................ 6.000      12/1/03    350,319

  306,286           Federal National
                    Mortgage Association
                    7-Yr. Balloon............................ 7.000       6/1/04    312,956

1,500,000           Federal National
                    Mortgage Association
                    Medium Term Note......................... 6.720       8/1/05  1,625,265

  500,000           Federal National
                    Mortgage Association
                    Notes.................................... 8.250     12/18/00    529,737

  600,000           Federal National
                    Mortgage Association
                    Notes.................................... 7.650      3/10/05    676,355

  110,906           Government National
                    Mortgage Association
                    15-Yr. Pass Through...................... 6.500      5/15/09    113,089

  202,238           Government National
                    Mortgage Association
                    15-Yr. Pass Through...................... 6.000      4/15/11    203,692

  186,713           Government National
                    Mortgage Association
                    15-Yr. Pass Through...................... 6.500      6/15/11    190,236

  156,547           Government National
                    Mortgage Association
                    15-Yr. Pass Through...................... 7.500      7/15/11    161,950

  399,203           Government National
                    Mortgage Association
                    15-Yr. Pass Through...................... 7.000      4/15/12    410,508

   47,931           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 9.500      12/15/24    51,798

  431,299           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 9.000       3/15/25   461,373

  108,048           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 8.000        6/1/25   112,174

 $137,365           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.500%      8/15/25  $141,566

  190,931           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.000       1/15/26   195,447

  422,013           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.000       1/15/26   431,993

  209,028           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 6.500       3/15/26   211,081

  425,527           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.000       4/15/26   435,590

  101,722           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 8.000       4/15/26   105,596

  192,502           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.500       4/15/26   198,366

  233,075           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 6.000       5/15/26   231,010

  178,853           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.000       5/15/26   183,082

  192,950           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.500       5/15/26   198,827

  865,868           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.000       6/15/26   886,345

  158,084           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 8.500       6/15/26   167,893

  119,553           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 8.500       7/15/26   126,971

   95,395           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 9.000       8/15/26   101,986

  538,714           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 7.500      10/15/26   555,122

  274,222           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 8.000      11/15/26   284,664

  121,248           Government National
                    Mortgage Association
                    30-Yr. Pass Through...................... 8.500      11/15/26   128,771

The accompanying notes to the financial statements are an integral part of this schedule

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL  LONG-TERM FIXED INCOME      INTEREST   MATURITY      MARKET
AMOUNT     SECURITIES(35.0%)           RATE       DATE          VALUE
==============================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS-CONTINUED
--------------------------------------------
$   244,165   Government National
              Mortgage Association
              30-Yr. Pass Through ........9.000%     12/15/26    $261,035

    196,453   Government National
              Mortgage Association
              30-Yr. Pass Through ........7.500     1/15/27       202,543

    673,088   Government National
              Mortgage Association
              30-Yr. Pass Through ........7.500     4/15/27       693,953

    313,706   Government National
              Mortgage Association
              30-Yr. Pass Through ........8.000     6/20/27       324,338

    308,135   Government National
              Mortgage Association
              30-Yr. Pass Through ........8.000     8/15/27       320,121

    902,908   Government National
              Mortgage Association
              30-Yr. Pass Through ........7.000    10/15/27       923,720

    498,392   Government National
              Mortgage Association
              30-Yr. Pass Through ........6.500   10/15/27        503,456

    402,525   Government National
              Mortgage Association
              30-Yr. Pass Through ........7.500   11/15/27        415,003

    306,222   Government National
              Mortgage Association
              30-Yr. Pass Through ........9.500    2/15/28        330,833

    524,132   Government National
              Mortgage Association
              30-Yr. Pass Through ........8.000    3/15/28        544,499

  1,005,466   Government National
              Mortgage Association
              30-Yr. Pass Through ........6.500    7/15/28      1,015,530

    996,322   Government National
              Mortgage Association
              30-Yr. Pass Through ........7.000    7/15/28      1,019,366

  1,009,010   Government National
              Mortgage Association
              30-Yr. Pass Through ........6.500    11/1/28      1,019,109

    990,000   Government National
              Mortgage Association
              30-Yr. Pass Through ........8.000   11/15/28      1,027,698

    845,000   Private Export
              Funding Corporation.........8.400    7/31/01        912,696

    150,000   Private Export
              Funding Corporation.........6.240    5/15/02        155,031

    500,000   Student Loan
              Marketing Association.......6.050    9/14/00        508,355

  1,500,000   Student Loan
              Marketing Association.......7.300     8/1/12      1,763,531

$ 1,500,000   Tennessee Valley Authority..6.375%   6/15/05     $1,592,843
              ----------------------------------------------------------------
              TOTAL U.S. GOVERNMENT
               AGENCY OBLIGATIONS..............................74,656,941
              ================================================================

ASSET-BACKED SECURITIES (0.2%)
------------------------------
    250,000   Chemical Mastercard
              Trust Series 1996-1
              Class A......................5.550    9/15/03        251,415

    200,000   NationsBank Credit Card
              Trust Certificate........... 6.000   12/15/05        205,052
    500,000   Premier Auto Trust ..........6.750    11/6/00        505,830
     26,412   Western Financial
              Grantor Trust................7.100     1/1/00         26,468
              ----------------------------------------------------------------
              TOTAL ASSET-BACKED SECURITIES........................988,765
              ================================================================

CORPORATE OBLIGATIONS (6.6%)
---------------------------
    200,000   Abbott Laboratories
              Notes........................6.800    5/15/05        217,126
  1,000,000   Allstate Corporation.........6.750    5/15/18      1,041,553
    250,000   American Express Credit
              Corporation Notes............6.125   11/15/01        254,291
    375,000   Associates Corporation
              N.A. Senior Notes............6.000    12/1/02        380,409
  1,250,000   Associates Corporation N.A.
              Senior Notes.................6.250    11/1/08      1,289,764
    500,000   Avco Financial Services
              Notes........................6.000    8/15/02        507,722
    325,000   Baker Hughes, Inc.
              Notes........................8.000    5/15/04        361,011
    500,000   BankAmerica Corporation
              Notes........................6.625     8/1/07        527,514
    500,000   Boeing Company Notes.........8.100   11/15/06        575,954
  1,000,000   Browning-Ferris Industries,
              Inc. Senior Notes............6.375    1/15/08        981,429
  1,000,000   Burlington Northern
              and Santa Fe Railway Company
              Notes........................6.050    3/15/01      1,014,457
    500,000   Cit Group Holdings,
              Inc. Notes...................6.375    10/1/02        511,694
  1,000,000   Cable and Wireless
              Communications Notes.........6.375     3/6/03      1,002,515
    250,000   Columbia Gas Systems
              Notes........................7.320   11/28/10        266,175
    250,000   Commercial Credit
              Company Notes................6.750    5/15/00        254,455

The accompanying notes to the financial statements are an integral part of this schedule

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL      LONG-TERM FIXED INCOME     INTEREST       MATURITY      MARKET
AMOUNT         SECURITIES(35.0%)          RATE           DATE          VALUE
==============================================================================
CORPORATE OBLIGATIONS-CONTINUED
-------------------------------
$1,000,000     Countrywide Home
               Loans, Inc. Medium Term
               Notes........................6.935%         7/16/07      $  1,040,525
 1,000,000     Cox Communications
               Inc. Notes....................6.400           8/1/08        1,047,225
   500,000     Crown Cork & Seal
               Notes........................ 6.750          4/15/03          504,450
   550,000     E.I. Dupont de Nemours
               and Company Notes.............8.125          3/15/04          618,055
   510,000     Eli Lilly & Company
               Notes.........................6.570           1/1/16          537,734
   650,000     Enron Corporation Notes.......7.125          5/15/07          683,837
 1,000,000     Enterprise Oil Notes..........6.500           5/1/05        1,004,516
 1,000,000     First Bank System Notes.......7.625           5/1/05        1,101,579
 1,000,000     Ford Motor Credit
               Corporation Notes.............7.750         11/15/02        1,073,290
   500,000     General Electric Capital
               Corporation Notes.............8.090           4/1/04          563,959
   500,000     General Motors Acceptance
               Corporation Notes.............9.625         12/15/01          556,153
   500,000     Hertz Corporation Notes.......7.000           7/1/04          526,228
   250,000     Honeywell, Inc.
               Debentures....................8.625          4/15/06          296,493
   250,000     Household Finance
               Corporation Notes.............7.250          7/15/03          264,955
 1,500,000     Household Finance
               Corporation Notes.............6.400          6/17/08        1,544,173
   500,000     Houston Industries, Inc.
               Notes.........................9.375           6/1/01          543,811
   500,000     IBM Corporation Notes.........7.500          6/15/13          581,719
   250,000     J.C. Penney & Company,
               Inc. Notes....................6.375          9/15/00          253,202
   340,000     J.P. Morgan Notes.............6.250         12/15/05          349,370
   500,000     Johnson Controls Notes........7.125          7/15/17          537,780
 1,000,000     MCI Worldcom, Inc.............6.950          8/15/28        1,075,259
   250,000     NorAm Energy
               Corporation Notes.............7.500           8/1/00          258,031
   250,000     Noranda, Inc. Notes...........8.000           6/1/03          258,639
   500,000     Northern Trust
               Company Notes.................6.700          9/15/05          523,711
   250,000     Norwest Financial, Inc.
               Senior Notes..................7.000          1/15/03          262,763
   250,000     Pennzoil Company Notes.......10.125         11/15/09          282,426
$  250,000     Pepsico, Inc. Medium
               Term Notes....................5.875%          6/1/00      $   251,846
 1,000,000     Raytheon Company..............6.750          3/15/28        1,038,030
   250,000     Rhone-Poulenc SA Notes........7.750          1/15/02          262,848
   420,000     Service Corporation
               International Notes...........6.875          10/1/07          441,114
 1,000,000     Temple-Inland,
               Inc. Notes....................7.250          9/15/04        1,070,801
 1,400,000     Texaco Capital,
               Inc. Notes....................8.500          2/15/03        1,566,158
   500,000     Texas Utilities Company
               First Mortgage Bond...........8.250           4/1/04          560,223
 1,500,000     Thermo Electron
               Corporation...................7.625         10/30/08        1,565,535
 1,000,000     Tosco Corporation
               First Mortgage Bonds..........9.625          3/15/02        1,090,303
 1,500,000     Tyco InterNational
               Group SA Notes................6.250          6/15/03        1,515,524
 1,000,000     Virginia Electric & Power
               Company Notes.................6.625           4/1/03        1,047,403
               ------------------------------------------------------------------------
               TOTAL CORPORATE OBLIGATIONS................................35,885,737
               ========================================================================

UTILITY BONDS (0.5%)
   500,000     Baltimore Gas & Electric
               Company First Refunding
               Mortgage Bonds............... 7.500          1/15/07          558,948
 1,000,000     California Infrastructure
               PG&E Bonds................... 6.480         12/26/09        1,023,140
   250,000     Pacificorp First
               Mortgage Bonds............... 6.750           4/1/05          264,344
 1,000,000     Public Service Electric
               & Gas Mortgage Bonds......... 6.375           5/1/08        1,039,385
               ---------------------------------------------------------------------
               TOTAL UTILITY BONDS........................................ 2,885,817
               =====================================================================

CANADIAN GOVERNMENT   (0.6%)
   500,000     British Columbia
               Government Notes............7.250           9/1/36            576,210
 1,000,000     Ontario Hydro...............7.450           3/31/13         1,155,529
   500,000     Province of Newfoundland....8.650          10/22/22           624,645
   200,000     Province of Ontario
               Senior Global Bond......... 6.125           6/28/00           202,578
   500,000     Province of Quebec......... 7.500           7/15/02           530,130
   500,000     Province of
               Saskatchewan...............8.000            7/15/04           560,569
               ---------------------------------------------------------------------
               Total Canadian Government.................................. 3,649,661
               =====================================================================

 The accompanying notes to financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31,1998


PRINCIPAL   LONG-TERM FIXED INCOME   INTEREST    MATURITY     MARKET
AMOUNT      SECURITIES(35.0%)        RATE        DATE         VALUE
======================================================================

CANADIAN CORPORATE SECURITIES  (0.1%)
-------------------------------------
$  250,000  Petro-Canada Ltd.........8.600%      1/15/10      $316,625

            ----------------------------------------------------------
            TOTAL CANADIAN CORPORATE SECURITIES................316,625
            ==========================================================
            ----------------------------------------------------------
            TOTAL LONG-TERM FIXED INCOME
            SECURITIES INVESTMENTS
            (amortized cost basis $186,398,834)............191,128,240

PRINCIPAL   SHORT-TERM               INTEREST    MATURITY     MARKET
AMOUNT      INVESTMENTS (10.2%)      RATE(A)     DATE         VALUE
======================================================================
  5,356,000 American Express
            Credit Corporation.......5.850        1/4/99    5,353,389
  3,000,000 Ameritech Corporation....5.600       1/14/99    2,993,933
    314,000 Carolina Power & Light,
            Inc......................5.200       1/25/99      312,849
  3,104,000 Countrywide Home
            Loans, Inc...............5.700        1/6/99    3,101,543
  1,452,000 Countrywide Home
            Loans, Inc...............5.150       1/11/99    1,449,923
    584,000 Countrywide Home
            Loans, Inc...............5.420       1/26/99      581,802
  2,157,000 Countrywide Home
            Loans, Inc...............5.400       1/29/99    2,147,940
  2,165,000 Eaton Corporation........5.500       1/25/99    2,157,062
  1,752,000 E.I. DuPont de Nemours
            & Company................5.130        1/6/99    1,750,752
  1,334,000 Exxon Asset
            Management...............5.420        1/5/99    1,333,196
  6,202,000 Ford Motor Credit
            Corporation..............5.170       1/15/99    6,189,531
  1,406,000 General Electric Capital
            Corporation..............5.320       1/19/99    1,402,260
  7,837,000 General Motors
            Acceptance
            Corporation..............5.330       1/12/99    7,824,236
  1,317,000 General Motors
            Acceptance
            Corporation..............5.500       1/29/99    1,311,366
  1,475,000 GTE Corporation..........5.550%      1/22/99    1,470,225
    580,000 GTE Corporation..........5.380       1/26/99      577,833
    375,000 GTE Corporation..........5.530       1/27/99      373,502
    989,000 GTE Corporation..........5.310        2/9/99      983,311
  6,000,000 GTE Corporation..........5.500       2/12/99    5,961,500
    987,000 International Business
            Machines Corporation.....5.300       1/11/99      985,547
  4,906,000 Sears Roebuck
            Acceptance
            Corporation..............5.350       1/11/99    4,898,709
  2,500,000 Wisconsin Energy.........5.350       1/12/99    2,495,913

PRINCIPAL   SHORT-TERM               INTEREST    MATURITY    MARKET
AMOUNT      INVESTMENTS(10.2%)       RATE(A)     DATE        VALUE
======================================================================

            TOTAL SHORT-TERM INVESTMENTS
            (amortized cost basis $55,656,322).............55,656,322
            =========================================================
            ---------------------------------------------------------
            TOTAL INVESTMENTS (100.3%)
            (amortized cost basis $458,517,775)...........547,027,917
            =========================================================
            ---------------------------------------------------------
            LIABILITIES LESS
            OTHER ASSETS (0.3%)...........................(1,691,002)
            =========================================================
            ---------------------------------------------------------
            NET ASSETS (100.0%)..........................$545,336,915
            =========================================================

* Non-income producing securities
(a) The interest rate shown reflects the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                    AAL VARIABLE PRODUCTS ANNUAL REPORT

              AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO
               SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998.

INVESTMENT OBJECTIVE
--------------------
The Portfoilo seeks to achieve investment results that approximate the performance of the Standard &Poor's 500 Composite Stock Price Index by investing primarily in common stocks included in the index.


SHARES   COMMON STOCKS (99.6%)                             MARKET VALUE
-----------------------------------------------------------------------
AEROSPACE (1.4%)
      4,200   BFGoodrich Company .......................   $   150,675
     57,260   Boeing Company ...........................     1,868,108
      7,300   General Dynamics Corporation .............       427,962
     11,300   Lockheed Martin Corporation ..............       957,675
      4,000   Northrop Grumman Corporation .............       292,500
     19,300   Raytheon Company .........................     1,027,725
     11,000   Rockwell International Corporation .......       534,188
      9,100   Textron, Inc. ............................       691,031
      6,900   TRW, Inc. ................................       387,693
     13,000   United Technologies Corporation ..........     1,413,750

              --------------------------------------------------------
              TOTAL AEROSPACE ..........................     7,751,307
              ========================================================

AIR TRANSPORTATION (0.4%)
     10,500   AMR Corporation* .........................       623,437
      8,200   Delta Air Lines, Inc. ....................       426,400
      8,480   Federal Express Corporation* .............       754,720
     19,200   Southwest Airlines Company................       430,800
      5,000   USAir Group, Inc.* .......................       260,000
              --------------------------------------------------------
              TOTAL AIR TRANSPORTATION .................     2,495,357
              ========================================================

APPAREL (0.2%)
      4,100   Fruit of the Loom, Inc.* .................        56,631
      3,700   Liz Claiborne, Inc. ......................       116,781
     16,400   Nike, Inc. ...............................       665,225
      3,200   Reebok International, Ltd. ...............        47,600
      2,000   Russell Corporation ......................        40,625
      1,000   Springs Industries, Inc. .................        41,438
      6,900   V F Corporation ..........................       323,437
              --------------------------------------------------------
              Total Apparel ............................     1,291,737
              ========================================================

BANKING (8.7%)
     41,400   Associates First Capital Corporation .....     1,754,325
     16,800   BB&T Corporation .........................       677,250
     67,153   Banc One Corporation .....................     3,429,000
     43,600   Bank of New York Company, Inc. ...........     1,754,900
     99,189   BankAmerica Corporation ..................     5,963,739
     16,900   BankBoston Corporation ...................       658,044
      5,500   Bankers Trust New York Corporation .......       469,906
     48,512   Chase Manhattan Corporation ..............     3,301,848
    130,208   Citigroup, Inc. ..........................     6,445,296
      8,950   Comerica, Inc. ...........................       610,278
      6,400   Countrywide Credit Industries, Inc........       321,200
     15,275   Fifth Third Bancorp ......................     1,089,298
     56,832   First Union Corporation ..................     3,456,096
     32,570   Fleet Financial Group, Inc. ..............     1,455,472
     14,500   Franklin Resources, Inc ..................       464,000
     12,020   Huntington Bancshares, Inc. ..............       361,351
     26,100   Keycorp ..................................       835,200
     15,000   Mellon Bank Corporation ..................     1,031,250
      9,000   Mercantile Bancorporation, Inc. ..........       415,125
     10,000   J.P. Morgan & Company, Inc. ..............     1,050,625

The accompanying notes to the financial statements are an integral part of this schedule.

              AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO
                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES        COMMON STOCK (99.0%)                         MARKET VALUE
=======================================================================
BANKING-CONTINUED
-----------------
     19,000   National City Corporation.................   $ 1,377,500
      6,400   Northern Trust Corporation558,800
     17,300   PNC Bank Corporation .....................       936,363
      8,150   Providian Financial Corporation ..........       611,250
     12,700   Regions Financial Corporation ............       511,969
      6,100   Republic New York Corporation ............       277,931
      9,900   Summit Bancorp ...........................       432,506
     12,000   Suntrust Banks, Inc. .....................       918,000
     15,300   Synovus Financial Corp. ..................       372,938
     41,597   U.S. Bancorp .............................     1,476,694
      7,800   Union Planters Corporation................       353,437
     11,600   Wachovia Corporation .....................     1,014,275
     34,029   Washington Mutual, Inc. ..................     1,299,482
     92,700   Wells Fargo & Company ....................     3,702,206
              --------------------------------------------------------
              TOTAL BANKING ............................    49,387,554
              ========================================================

BROKERAGE (1.0%)
----------------
     23,025   Charles Schwab Corporation1,..............       293,717
      6,600   Lehman Brothers Holding, Inc. ............       290,813
     20,400   Merrill Lynch & Company, Inc. ............     1,361,700
     33,125   Morgan Stanley, Dean Witter, Discover
              and Company ..............................     2,351,875
      6,400   The Bear Stearns Companies, Inc. .........       239,200
              --------------------------------------------------------
              TOTAL BROKERAGE ..........................     5,537,305
              ========================================================

BUSINESS MACHINES (10.5%)
-------------------------
     20,600   3Com Corporation*.........................       923,138
      7,700   Apple Computer, Inc. .....................       315,219
      2,600   Autodesk, Inc. ...........................       110,988
      9,400   Cabletron Systems, Inc.* .................        78,725
      4,100   Ceridian Corporation* ....................       286,231
     90,550   Cisco Systems, Inc.* .....................     8,404,172
     97,493   Compaq Computers, Inc. ...................     4,088,613
      2,800   Data General Corporation*.................        46,025
     73,000   Dell Computer Corporation*................     5,342,688
      9,000   Gateway, Inc.* ...........................       460,687
     26,600   HBO & Company ............................       763,087
      7,200   Honeywell, Inc. ..........................       542,250
      7,700   Ikon Office Solutions ....................        65,931
     53,500   International Business Machines
              Corporation...............................    9,884,125
    143,000   Microsoft Corporation* ...................    19,832,313
     20,100   Novell, Inc.* ............................   $   364,312
     55,725   Oracle Systems Corporation* ..............     2,403,141
     15,600   Parametric Technology Company* ...........       255,450
     15,600   Pitney-Bowes, Inc. .......................     1,030,575
     14,000   Seagate Technology, Inc.*.................       423,500
     10,700   Silicon Graphics, Inc.* ..................       137,762
     21,800   Sun Microsystems, Inc.* ..................     1,866,625
     14,600   Unisys Corporation* ......................       502,787
     18,800   Xerox Corporation.........................     2,218,400
              --------------------------------------------------------
              TOTAL BUSINESS MACHINES ..................    60,346,744
              ========================================================

BUSINESS SERVICES (1.8%)
------------------------
     17,300   Automatic Data Processing, Inc. ............   1,387,244
      5,800   Block (H.R.), Inc. .........................     261,000
      9,883   Browning-Ferris Industries, Inc. ...........     281,048
     30,812   Computer Associates International, Inc... ..   1,313,362
      9,100   Computer Sciences Corporation ..............     586,381
      4,600   Deluxe Corporation .........................     168,187
      9,500   Dun & Bradstreet Corporation ...............     299,844
      7,400   Ecolab, Inc. ...............................     267,787
     25,300   First Data Corporation .....................     801,694
      9,600   General Instrument Corporation* ............     325,800
      8,000   Interpublic Group of Companies, Inc. .......     638,000
     18,900   Laidlaw, Inc. ..............................     190,181
      5,000   Moore Corporation, Ltd. ....................      55,000
      2,400   National Service Industries, Inc. ..........      91,200
      9,700   Omnicom Group, Inc. ........................     562,600
      9,400   Paychex, Inc. ..............................     483,513
      2,700   Pennzoil-Quaker State Company* .............      39,994
      1,500   Shared Medical Systems Corporation..........      74,812
      9,200   State Street Corporation ...................     639,975
     32,899   Waste Management, Inc. .....................   1,533,916
              --------------------------------------------------------
              TOTAL BUSINESS SERVICES ....................  10,001,538
              =========================================================

CHEMICALS (2.0%)
----------------
     13,300   Air Products & Chemicals, Inc. .............     532,000
     64,600   E.I. Du Pont de Nemours & Company ..........   3,427,838
      4,500   Eastman Chemical Company ...................     201,375
      3,400   Great Lakes Chemical Corporation ...........     136,000
      5,700   Hercules, Inc. .............................     156,038
     23,000   Minnesota Mining and Manufacturing Company..   1,635,875
     35,900   Monsanto Company ...........................   1,705,250

      The accompanying notes to the financial statements are an integral part of this schedule

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES       COMMON STOCKS (99.6%)                        MARKET VALUE
======================================================================
CHEMICALS-CONTINUED
-------------------
     6,900   Morton International, Inc.....................$   169,050
     3,700   Nalco Chemical Company .......................    114,700
    10,200   PPG Industries, Inc. .........................    594,150
     9,000   Praxair, Inc. ................................    317,250
     9,500   Rohm & Haas Company ..........................    286,188
     4,776   Sealed Air Corporation* ......................    243,874
     5,700   Sigma-Aldrich Corporation.....................    167,437
    12,700   The Dow Chemical Company .....................  1,154,906
     7,600   Union Carbide Corporation ....................    323,000
     4,200   W.R. Grace & Company .........................     65,887
             ---------------------------------------------------------
             TOTAL CHEMICALS .............................. 11,230,818
             =========================================================

CONSTRUCTION (0.3%)
-------------------
     2,300   Armstrong World Industries, Inc. .............    138,719
     3,400   Centex Corporation ...........................    153,212
     3,850   Crane Company ................................    116,222
     4,300   Fluor Corporation.............................    183,019
     2,300   Kaufman & Broad Home Corporation .............     66,125
    19,400   Masco Corporation.............................    557,750
     3,100   Owens-Corning Fiberglass Corporation .........    109,856
     2,400   Pulte Corporation.............................     66,750
     9,800   Sherwin-Williams Company .....................    287,875
     5,000   Stanley Works ................................    138,750
             ---------------------------------------------------------
             TOTAL CONSTRUCTION ...........................  1,818,278
             =========================================================

CONSUMER DURABLES (0.2 %)
-------------------------
     5,000   Black & Decker Corporation280,312
     5,200   Maytag Corporation ...........................    323,700
     9,300   Newell Company ...............................    383,625
     3,300   Tupperware Corporation .......................     54,244
     4,400   Whirlpool Corporation ........................    243,650
             ---------------------------------------------------------
             TOTAL CONSUMER DURABLES ......................  1,285,531
             =========================================================

CONTAINERS (0.1%)
-----------------
     1,800   Ball Corporation .............................     82,350
     3,000   Bemis Company, Inc. ..........................    113,813
     7,000   Crown Cork & Seal Company, Inc. ..............    215,687
     8,900   Owens-Illinois, Inc.* ........................    272,563
             ---------------------------------------------------------
             TOTAL CONTAINERS .............................    684,413
             =========================================================

COSMETICS (2.3%)
----------------
     3,100   Alberto-Culver Company .......................$    82,731
    15,100   Avon Products, Inc. ..........................    668,175
     6,000   Clorox Company ...............................    700,875
    16,800   Colgate-Palmolive Company.....................  1,560,300
    63,600   Gillette Company .............................  3,072,675
     6,100   International Flavors and Fragrances, Inc.....    269,544
    76,100   Procter & Gamble Company .....................  6,948,881
             ---------------------------------------------------------
             TOTAL COSMETICS .............................. 13,303,181
             =========================================================

CREDIT CARDS (0.3%)
-------------------
     3,800   Capital One Financial Corporation ............    437,000
     8,400   Equifax, Inc. ................................    287,175
    43,068   MBNA Corporation .............................  1,074,008
             ---------------------------------------------------------
             TOTAL CREDIT CARDS ...........................  1,798,183
             =========================================================

DRUGS & MEDICINE (11.8%)
------------------------
    87,000   Abbott Laboratories ..........................  4,263,000
     3,800   Allergan, Inc. ...............................    246,050
     5,000   Alza Corporation*.............................    261,250
    75,600   American Home Products Corporation............  4,257,225
    14,600   Amgen, Inc. ..................................  1,526,613
     3,100   Bard (C.R.), Inc..............................    153,450
     3,200   Bausch & Lomb, Inc. ..........................    192,000
    16,400   Baxter International, Inc.....................  1,054,725
    14,200   Becton, Dickinson and Company ................    606,163
     6,400   Biomet, Inc. .................................    257,600
    22,500   Boston Scientific Corporation* ...............    603,281
    57,000   Bristol-Myers Squibb Company .................  7,627,313
    11,550   Cardinal Health Inc. .........................    876,356
    37,000   Columbia/HCA Healthcare Corporation...........    915,750
     8,700   Guidant Corporation ..........................    959,175
    77,100   Johnson & Johnson.............................  6,466,763
    63,100   Eli Lilly & Company ..........................  5,608,012
     4,100   Mallinckrodt Group, Inc. .....................    126,331
    28,100   Medtronic, Inc. ..............................  2,086,425
    68,300   Merck & Company, Inc. ........................ 10,087,056
    74,400   Pfizer, Inc. .................................  9,332,550
    29,115   Pharmacia & Upjohn, Inc. .....................  1,648,637
    84,300   Schering-Plough Corporation ..................  4,657,575

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

SHARES        COMMON STOCKS (99.6%)                       MARKET VALUE
======================================================================
DRUGS & MEDICINE-CONTINUED
--------------------------
      4,821   St. Jude Medical, Inc.* .................    $   133,481
     47,100   Warner-Lambert Company ..................      3,541,331
              --------------------------------------------------------
              TOTAL DRUGS & MEDICINE ..................     67,488,112
              ========================================================

ELECTRONICS (4.6%)
-----------------
     12,579   AMP, Inc. ...............................        654,894
      3,800   Adobe Systems, Inc. .....................        177,650
      8,300   Advanced Micro Devices, Inc.* ...........        240,181
     21,200   Applied Materials, Inc.* ................        904,975
      2,500   EG&G, Inc. ..............................         69,531
     28,800   EMC Corporation* ........................      2,448,000
      4,600   Harris Corporation ......................        168,475
     59,500   Hewlett-Packard Company .................      4,064,594
     95,600   Intel Corporation........................     11,334,575
      8,000   LSI Logic Corporation* ..................        129,000
     12,200   Micron Technology, Inc. .................        616,863
     34,400   Motorola, Inc. ..........................      2,100,550
      9,500   National Semiconductor Corporation*......        128,250
      2,900   Perkin Elmer Corporation ................        282,931
      4,200   Scientific-Atlanta, Inc. ................         95,813
      2,650   Tektronix, Inc. .........................         79,666
     11,200   Tellabs, Inc.* ..........................        767,900
     22,400   Texas Instruments, Inc. .................      1,916,600
      9,100   Thermo Electron Corporation* ............        154,131
      3,200   Thomas & Betts Corporation...............        138,600
              --------------------------------------------------------
              TOTAL ELECTRONICS........................     26,473,179
              ========================================================

ENERGY & UTILITIES (3.1%)
------------------------
      7,900   Ameren Corporation ......................        337,231
     11,000   American Electric Power Company .........        517,688
      8,500   Baltimore Gas & Electric Company ........        262,438
      9,100   CINergy Corporation .....................        312,813
      8,700   Carolina Power & Light Company ..........        409,444
     12,100   Central & Southwest Corporation .........        331,994
     12,200   Coastal Corporation .....................        426,238
      4,750   Columbia Gas System, Inc.................        274,313
     13,400   Consolidated Edison, Inc.................        708,525
      5,500   Consolidated Natural Gas Company ........        297,000
      8,300   DTE Energy Company ......................        355,862
     11,200   Dominion Resources, Inc. ................        523,600
     20,808   Duke Energy Corporation .................      1,333,013
     20,200   Edison International ....................        563,075
     19,000   Enron Corporation........................      1,084,188
     14,100   Energy Corporation ......................        438,863
     13,600   FirstEnergy Corporation .................        442,850
     10,400   FPL Group, Inc. .........................        640,900
      7,300   General Public Utilities Corporation ....        322,568
     16,273   Houston Industries, Inc. ................        522,770
      6,500   New Century Energies, Inc................        316,875
     10,700   Niagara Mohawk Power Corporation ........        172,537
      2,700   Nicor, Inc. .............................        114,075
      8,700   Northern States Power Company ...........        241,425
      1,800   ONEOK, Inc. .............................         65,025
      8,600   P P & L Resources, Inc. .................        239,725
     21,900   Pacific Gas & Electric Company ..........        689,850
     17,000   PacifiCorp ..............................        358,062
     12,800   Peco Energy Company .....................        532,800
      2,000   Peoples Energy Corporation...............         79,750
     13,100   Public Service Enterprise................        524,000
     13,666   Sempra Energy ...........................        346,775
      6,300   Sonat, Inc. .............................        170,494
     39,900   Southern Company ........................      1,159,593
     16,217   Texas Utilities Company .................        757,131
     10,300   The AES Corporation* ....................        487,963
     12,400   Unicom Corporation ......................        478,175
     24,500   Williams Companies, Inc. ................        764,093
              --------------------------------------------------------
              TOTAL ENERGY & UTILITIES ................     17,603,721
              ========================================================

ENERGY - RAW MATERIALS (0.6%)
----------------------------
     18,700   Baker Hughes, Inc. ......................        330,756
     10,135   Burlington Resources, Inc................        362,960
      1,300   Eastern Enterprises .....................         56,875
     25,200   Halliburton Company .....................        746,550
      3,300   McDermott International, Inc. ...........         81,469
     19,800   Occidental Petroleum Corporation ........        334,125
     31,300   Schlumberger, Ltd. ......................      1,443,712
     14,372   Union Pacific Resources Group, Inc.......        130,246
              --------------------------------------------------------
              TOTAL ENERGY B RAW MATERIALS ............      3,486,693
              ========================================================

FOOD & AGRICULTURE (2.6%)
------------------------
     33,980   Archer-Daniels-Midland Company ..........        584,031
     16,400   BestFoods ...............................        873,300
     25,700   Campbell Soup Company ...................      1,413,500

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES        COMMON STOCKS (99.6%)                     MARKET VALUE
====================================================================

FOOD & AGRICULTURE-CONTINUED
----------------------------
     28,000   ConAgra, Inc. .............................$   882,000
      8,800   General Mills, Inc. .......................    684,200
     20,800   H.J. Heinz Company ........................  1,177,800
      8,200   Hershey Foods Corporation..................    509,938
     23,200   Kellogg Company ...........................    791,700
     13,800   Pioneer Hi-Bred International, Inc.........    372,600
      7,800   Quaker Oats Company .......................    464,100
     17,900   Ralston Purina Corporation.................    579,512
     18,600   RJR Nabisco Holdings Corporation ..........    552,187
     52,300   Sara Lee Corporation ......................  1,474,206
      6,900   Supervalu, Inc. ...........................    193,200
     19,100   Sysco Corporation..........................    524,056
     36,700   Unilever N.V ..............................  3,043,806
      6,700   Wrigley (Wm) Jr. Company ..................    600,069
              ------------------------------------------------------
              TOTAL FOOD & AGRICULTURE .................. 14,720,205
              ======================================================

FOOD & BEVERAGES (2.4%)
-----------------------
    141,300   Coca-Cola Company..........................  9,449,438
     22,400   Coca-Cola Enterprises, Inc. ...............    800,800
     84,100   PepsiCo, Inc. .............................  3,442,844
              ------------------------------------------------------
              TOTAL FOOD & BEVERAGES .................... 13,693,082
              ======================================================

GOLD (0.2%)
-----------
     21,300   Barrick Gold Corporation ..................    415,350
     13,100   Battle Mountain Gold Company ..............     54,037
     13,700   Homestake Mining Company ..................    125,869
      9,548   Newmont Mining Corporation.................    172,461
     14,300   Placer Dome, Inc...........................    164,450
              ------------------------------------------------------
              TOTAL GOLD ................................    932,167
              ======================================================

HEALTH CARE (0.4%)
------------------
      6,300   HCR Manor Health Care, Inc.* ..............    185,063
     24,200   HEALTHSOUTH Corporation* ..................    373,587
      9,500   Humana, Inc.* .............................    169,219
      9,200   IMS Health, Inc. ..........................    694,025
     17,700   Tenet Healthcare Corporation* .............    464,625
     10,700   Healthcare Corporation ....................    460,769
              ------------------------------------------------------
              TOTAL HEALTH CARE..........................  2,347,288
              ======================================================

INSURANCE (3.4%)
----------------
      8,249   Life & Casualty Company ...................$   648,578
     46,982   Corporationllstate ........................  1,814,680
     14,462   General Corporation .......................  1,128,036
     60,225   American International Group, Inc..........  5,819,241
      9,750   Aon Corporation ...........................    539,906
      9,400   Chubb Corporation .........................    609,825
     11,900   Cigna Corporation .........................    920,019
      9,600   Cincinnati Financial Corporation ..........    351,600
     18,007   Conseco, Inc. .............................    550,339
     13,400   ITT Hartford Group, Inc. ..................    735,325
      6,100   Jefferson-Pilot Corporation ...............    457,500
      5,800   Lincoln National Corporation ..............    474,513
      5,700   MBIA, Inc. ................................    373,706
      6,300   MGIC Investment Corporation ...............    250,818
     14,750   Marsh & McLennan Companies, Inc. ..........    861,953
      4,200   Progressive Corporation ...................    711,375
      7,700   Provident Companies, Inc. .................    319,550
      7,800   Safeco Corporation ........................    334,913
     13,446   St. Paul Companies, Inc. ..................    467,248
     12,450   SunAmerica, Inc. ..........................  1,010,006
      8,000   Torchmark Corporation .....................    282,500
      3,600   Transamerica Corporation ..................    415,800
      7,900   Unum Corporation ..........................    461,162
              ------------------------------------------------------
              TOTAL INSURANCE............................ 19,538,593
              ======================================================

LIQUOR (0.5%)
-------------
      2,100   Adolph Coors Company ......................    118,519
     27,400   Anheuser-Busch Companies, Inc. ............  1,798,125
      4,000   Brown-Foreman Corporation .................    302,750
     22,600   Seagram Company, Ltd. .....................    858,800
              ------------------------------------------------------
              TOTAL LIQUOR ..............................  3,078,194
              ======================================================

MEDIA (2.6%)
------------
     40,400   CBS Corporation ...........................  1,323,100
     15,100   Clear Channel Communications, Inc.*........    822,950
     21,200   Comcast Corporation, Class A ..............  1,244,175
      5,400   Dow Jones & Company, Inc. .................    259,875
     16,200   Gannett Company, Inc. .....................  1,072,238
      4,200   King World Productions, Inc. ..............    123,638
      4,500   Knight Ridder, Inc. .......................    230,062
      5,700   McGraw-Hill, Inc. .........................    580,687

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES       COMMON STOCKS (99.6%)                        MARKET VALUE
======================================================================

MEDIA-CONTINUED
---------------
     3,000   Meredith Corporation........................   $  113,625
    10,400   New York Times Company......................      360,750
     7,800   R.R. Donnelley & Sons Company...............      341,738
    30,800   Tele-Communications, Inc.*..................    1,703,625
    70,400   Time Warner, Inc............................    4,369,200
     4,600   Times Mirror Company........................      257,600
     6,800   Tribune Company.............................      448,800
    20,000   Viacom, Inc.*...............................    1,480,000
             ---------------------------------------------------------
             TOTAL MEDIA.................................   14,732,063
             =========================================================

MISCELLANEOUS FINANCE (2.0%)
----------------------------
    25,900   American Express Company....................    2,648,275
    59,500   Federal Home Loan Mortgage Corporation......    4,403,000
    38,900   Federal National Mortgage Association.......    2,506,619
     3,300   Golden West Financial Corporation...........      302,569
    27,686   Household International Corporation.........    1,097,058
     9,500   SLM Holding Corporation.....................      456,000
             ---------------------------------------------------------
             TOTAL MISCELLANEOUS FINANCE.................   11,413,521
             =========================================================

MOTOR VEHICLES (1.5%)
---------------------
     2,400   Cummins Engine Company, Inc.................       85,200
     9,466   Dana Corporation............................      386,923
     4,100   Eaton Corporation...........................      289,819
     2,000   Fleetwood Enterprises, Inc..................       69,500
    69,400   Ford Motor Company..........................    4,072,912
    37,500   General Motors Corporation..................    2,683,594
    10,300   Genuine Parts Company.......................      344,406
     5,900   ITT Industries, Inc.........................      234,525
     3,800   Navistar International Corporation*.........      108,300
     4,500   PACCAR, Inc.................................      185,062
             ---------------------------------------------------------
             TOTAL MOTOR VEHICLES........................    8,460,241
             =========================================================

NON-DURABLES & ENTERTAINMENT (0.3%)
-----------------------------------
      4,000   American Greetings Corporation, Class A....      164,250
      4,100   Harcourt General, Inc......................      218,069
      7,500   Hasbro, Inc................................      270,938
      2,000   Jostens, Inc...............................       52,375
     16,450   Mattel, Inc................................      375,266
      8,600   Rubbermaid, Inc............................   $  270,362
     14,800   Service Corporation International..........      563,325
              --------------------------------------------------------
              TOTAL NON-DURABLES & ENTERTAINMENT.........    1,914,585
              ========================================================

NON-FERROUS METALS (0.3%)
-------------------------
     13,000   Alcan Aluminum, Ltd........................      351,813
     10,500   Aluminum Company of America................      782,906
      2,200   Asarco, Inc................................       33,137
      5,200   Cyprus Minerals Company....................       52,000
      8,200   Engelhard Corporation......................      159,900
      9,400   Freeport-McMoran Copper & Gold , Class B...       98,113
      9,500   Inco, Ltd..................................      100,344
      3,300   Phelps Dodge Corporation...................      167,887
      3,700   Reynolds Metals Company....................      194,944
              --------------------------------------------------------
              TOTAL NON-FERROUS METALS...................    1,941,044
              ========================================================

OIL B DOMESTIC (0.7%)
---------------------
      5,200   Amerada Hess Corporation...................      258,700
      6,900   Anadarko Petroleum Corporation.............      213,038
      5,600   Apache Corporation.........................      141,750
      4,400   Ashland Oil, Inc...........................      212,850
     18,400   Atlantic Richfield Company.................    1,200,600
      2,800   Helmerich & Payne, Inc.....................       54,250
      2,700   Kerr-McGee Corporation.....................      103,275
      6,000   Oryx Energy Company*.......................       80,625
      2,700   PennzEnergy Company........................       44,044
     14,600   Phillips Petroleum Company.................      622,325
      4,800   Rowan Companies, Inc.*.....................       48,000
      5,300   Sunoco, Inc................................      191,131
     17,600   USX-Marathon Group, Inc....................      530,200
     13,800   Unocal Corporation.........................      402,787
              --------------------------------------------------------
              TOTAL OIL-DOMESTIC.........................    4,103,575
              ========================================================

OIL - INTERNATIONAL (4.9%)
--------------------------
    54,700   Amoco Corporation...........................    3,302,513
    37,400   Chevron Corporation.........................    3,101,863
   139,400   Exxon Corporation...........................   10,193,625
    44,700   Mobil Corporation...........................    3,894,487
   122,900   Royal Dutch Petroleum Company...............    5,883,837
    30,600   Texaco, Inc.................................    1,617,975
             ---------------------------------------------------------
             TOTAL OIL - INTERNATIONAL...................   27,994,300
             =========================================================

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

SHARES           COMMON STOCKS (99.6%)                              MARKET VALUE
================================================================================
OPTICAL & PHOTO (0.3%)
---------------------
    13,200       Corning, Inc. ................................       $  594,000
    18,600       Eastman Kodak Company ........................        1,339,200
     2,500       Polaroid Corporation .........................           46,719

                 ---------------------------------------------------------------
                 TOTAL OPTICAL & PHOTO ........................        1,979,919
                 ===============================================================

PAPER & FOREST PRODUCTS (0.9%)
-----------------------------
     3,200       Boise Cascade Corporation ....................           99,200
     5,500       Champion International Corporation ...........          222,750
    12,600       Fort James Corporation .......................          504,000
     5,000       Georgia-Pacific Corporation ..................          292,813
    17,603       International Paper Company ..................          788,834
    31,092       Kimberly-Clark Corporation ...................        1,694,514
     6,200       Louisiana-Pacific Corporation ................          113,538
     5,800       Mead Corporation .............................          170,013
     1,600       Potlatch Corporation .........................           59,000
     3,200       Temple-Inland, Inc. ..........................          189,800
     4,000       Union Camp Corporation .......................          270,000
     5,800       Westvaco Corporation .........................          155,512
    11,400       Weyerhaeuser Company .........................          579,262
     6,300       Willamette Industries, Inc. ..................          211,050

                 ---------------------------------------------------------------
                 TOTAL PAPER & FOREST PRODUCTS.................        5,350,286
                 ===============================================================

PRODUCERS GOODS (5.4%)
---------------------
      1,600      Aeroquip-Vickers, Inc. .......................           47,900
     32,100      Allied-Signal, Inc. ..........................        1,422,431
      6,700      Avery Dennison Corporation ...................          301,919
      1,300      Briggs & Stratton Corporation ................           64,838
      4,100      Case Corporation .............................           89,431
     20,600      Caterpillar, Inc. ............................          947,600
      5,900      Cooper Industries, Inc. ......................          281,356
     13,600      Deere & Company ..............................          450,500
     12,800      Dover Corporation ............................          468,800
     25,300      Emerson Electric Company .....................        1,582,831
      1,900      FMC Corporation* .............................          106,400
      2,300      Foster Wheeler Corporation ...................           30,331
    187,900      General Electric Company .....................       19,177,544
      2,700      Harnischfeger Industries, Inc. ...............           27,506
     14,300      Illinois Tool Works, Inc. ....................          829,400
      9,450      Ingersoll-Rand Company .......................          443,559
      4,900      Johnson Controls, Inc. .......................          289,100
      5,000      KLA Instruments Corporation* .................          216,875
      2,200      Milacron, Inc. ...............................           42,350
      2,500      Millipore Corporation ........................           71,094
        510      NACCO Industries, Inc. .......................           46,920
      7,100      Pall Corporation .............................          179,719
      6,250      Parker Hannifin Corporation ..................          204,688
      4,500      Raychem Corporation ..........................          145,406
      3,400      Snap-On, Inc. ................................          118,363
      9,700      Tenneco, Inc. ................................          330,406
      3,500      Timken Company ...............................           66,063
     36,970      Tyco International Ltd. ......................        2,788,924
      5,400      W.W. Grainger, Inc. ..........................          224,775

                 ---------------------------------------------------------------
                 TOTAL PRODUCERS GOODS ........................       30,997,029
                 ===============================================================

RAILROAD & SHIPPING (0.5%)
-------------------------
   26,892        Burlington Northern, Inc. ....................          907,605
   12,500        CSX Corporation ..............................          518,750
   21,700        Norfolk Southern Corporation .................          687,619
   14,200        Union Pacific Corporation ....................          639,887
                 ---------------------------------------------------------------
                 Total Railroad & Shipping ....................        2,753,861
                 ===============================================================

RESTAURANTS/FO   OD SERVICES (0.7%)
--------------   ------------------
    7,900        Darden Restaurants, Inc. .....................          142,200
   38,800        McDonald's Corporation .......................        2,973,050
    8,720        Trican Global Restaurants, Inc.* .............          437,090
    7,100        Wendy's International, Inc. ..................          154,868

                 ---------------------------------------------------------------
                 TOTAL RESTAURANTS/FOOD SERVICES ..............        3,707,208
                 ===============================================================

RETAIL STORES    (6.7%)
--------------   -----
   14,100        Albertson's, Inc. ............................          897,994
   15,700        American Stores Company ......................          579,919
    8,700        Autozone, Inc.* ..............................          286,556
   22,400        CVS Corporation ..............................        1,232,000
   48,860        Cendant Corporation* .........................          931,394
    5,700        Circuit City Stores, Inc. ....................          284,644
    6,200        Consolidated Stores Corporation* .............          125,163
   12,400        Costco Companies, Inc.* ......................          895,125
   25,200        Dayton Hudson Corporation ....................        1,367,100
    6,100        Dillard's, Inc. ..............................          173,088
   10,550        Dollar General Corporation ...................          249,244
   11,700        Federated Department Stores, Inc.* ...........          509,681
    2,200        Great Atlantic & Pacific Tea Company, Inc. ...           65,175
   89,600        Home Depot, Inc. .............................        5,482,400


The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES        COMMON STOCKS (99.6%)                    MARKET VALUE
===================================================================

RETAIL STORES-CONTINUED
-----------------------
     14,600   J.C. Penney Company, Inc. .............  $   684,375
     28,200   Kmart Corporation .....................      431,812
      9,100   Kohl's Corporation ....................      559,081
     14,700   Kroger Corporation* ...................      889,350
      2,200   Long's Drug Stores, Inc. ..............       82,500
     20,200   Lowe's Companies, Inc. ................    1,033,988
     13,400   May Department Stores Company..........      809,025
      8,900   Meyer (Fred), Inc.* ...................      536,225
      8,500   Nordstrom, Inc. .......................      294,844
      3,600   Pep Boys-Manny, Moe, & Jack ...........       56,475
     14,800   Rite Aid Corporation ..................      733,525
     27,900   Safeway, Inc. .........................    1,700,156
     22,000   Sears, Roebuck & Company ..............      935,000
     17,900   Staples, Inc. .........................      782,006
     18,400   TJX Companies, Inc. ...................      533,600
      5,700   Tandy Corporation .....................      234,769
     33,175   The Gap, Inc. .........................    1,866,094
     13,005   The Limited, Inc. .....................      378,770
     14,900   Toys "R" Us, Inc.* ....................      251,437
      7,700   Venator Group, Inc.* ..................       49,568
    129,200   Wal-Mart Stores, Inc. .................   10,521,725
     28,600   Walgreen Company ......................    1,674,888
      8,500   Winn-Dixie Stores, Inc. ...............      381,437
              ----------------------------------------------------
              TOTAL RETAIL STORES ...................   38,500,133
              ====================================================

STEEL (0.1%)
------------
     11,239   Allegheny Teledyne, Inc. ..............      229,697
      7,400   Bethlehem Steel Corporation*...........       61,975
      5,000   Nucor Corporation .....................      216,250
      5,000   USX-US Steel Group, Inc. ..............      115,000
      5,300   Worthington Industries, Inc. ..........       66,250
              ----------------------------------------------------
              TOTAL STEEL ...........................      689,172
              ====================================================

TECHNOLOGY (0.5 %)
------------------
     12,400   Ascend Communications, Inc.* ..........      815,300
     12,300   BMC Software, Inc.* ...................      548,119
     28,200   Electronic Data Systems Corporation....    1,417,050
     13,300   Peoplesoft, Inc.* .....................      251,869
              ----------------------------------------------------
              TOTAL TECHNOLOGY ......................    3,032,338
              ====================================================

TELEPHONE (10.5%)
-----------------
     15,700   ALLTEL Corporation ....................  $   939,056
    103,600   AT&T Corporation ......................    7,795,900
     32,800   Airtouch Communications, Inc.* ........    2,365,700
     63,300   Ameritech Corporation .................    4,011,638
      4,875   Andrew Corporation* ...................       80,437
     88,992   Bell Atlantic Corporation .............    5,055,858
    112,300   BellSouth Corporation .................    5,600,963
      9,800   Frontier Corporation ..................      333,200
     55,300   GTE Corporation .......................    3,729,294
     75,446   Lucent Technologies, Inc. .............    8,299,060
    105,082   MCI Worldcom, Inc. ....................    7,539,633
     34,800   Mediaone Group, Inc.* .................    1,635,600
     16,400   Nextel Communication, Inc.* ...........      387,450
     37,400   Northern Telecom, Ltd. ................    1,874,675
    112,144   SBC Communications, Inc. ..............    6,013,722
     24,700   Sprint Corporation ....................    2,077,887
     23,750   Sprint PCS Group* .....................      549,219
     28,854   U.S. West, Inc. .......................    1,864,690
              ----------------------------------------------------
              TOTAL TELEPHONE .......................   60,153,982
              ====================================================

TIRES & RUBBER (0.2%)
---------------------
      4,300   Cooper Tire & Rubber Company ..........       87,881
      7,700   Danaher Corporation ...................      418,206
      8,900   Goodyear Tire & Rubber Company.........      448,894
              ----------------------------------------------------
              Total Tires & Rubber ..................      954,981
              ====================================================

TOBACCO (1.5%)
--------------
      9,800   Fortune Brands, Inc. ..................      309,925
      6,500   Loews Corporation .....................      638,625
    139,600   Phillip Morris Companies, Inc..........    7,468,600
     10,600   UST, Inc. .............................      369,675
              ----------------------------------------------------
              TOTAL TOBACCO .........................    8,786,825
              ====================================================

TRAVEL & RECREATION (1.1%)
--------------------------
      5,500   Brunswick Corporation .................      136,125
     34,100   Carnival Corporation ..................    1,636,800
      5,800   Harrah's Entertainment* ...............       90,988
     14,900   Hilton Hotels Corporation .............      284,962
     14,300   Marriott International, Inc. ..........      414,700

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

SHARES         COMMON STOCKS (99.6%)                  MARKET VALUE
==================================================================
TRAVEL & RECREATION-CONTINUED
-----------------------------

    10,300     Mirage Resorts, Inc.*...................$   153,856
   117,447     Walt Disney Company.....................  3,523,410
               ---------------------------------------------------
               TOTAL TRAVEL & RECREATION...............  6,240,841
               ===================================================

TRUCKING & FREIGHT (0.1%)
     4,100     Ryder Systems, Inc......................    106,600
               ---------------------------------------------------
               TOTAL TRUCKING & FREIGHT................    106,600
               ===================================================
               ---------------------------------------------------
               TOTAL COMMON STOCKS
               (cost basis $399,449,476)..............$570,105,684
               ===================================================

PRINCIPAL      SHORT-TERM               INTEREST  MATURITY  MARKET
AMOUNT         INVESTMENTS (0.3%)       RATE**    DATE      VALUE
==================================================================
$  337,000     Toyota Motor Credit
               Corporation............. 5.79%    1/04/99 $ 336,837

 1,496,000     Countrywide Home
               Loans, Inc ............. 5.15%    1/04/99 1,495,358

               ---------------------------------------------------
               TOTAL SHORT-TERM OBLIGATIONS
               (amortized cost basis $1,832,195).........1,832,195
               ===================================================
               ---------------------------------------------------
               TOTAL INVESTMENTS  (99.9%)
               (amortized cost basis $401,281,671).... 571,937,879
               ===================================================
               ---------------------------------------------------
               OTHER ASSETS,
               LESS LIABILITIES (0.1%).................... 423,107
               ===================================================
               ---------------------------------------------------
               NET ASSETS (100.0%)................... $572,360,986
               ===================================================

* Non-income producing security
**The interest rate shown reflects the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

              AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO
                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

INVESTMENT OBJECTIVE
--------------------
The Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's SmallCap 600 Index by investing primarily in common stocks included in the index.

Prior to March 1, 1998, the Portfolio's objective was to approximate the performance of the Wilshire Small Cap Index.

SHARES          COMMON STOCKS (99.5%)                               MARKET VALUE
================================================================================
AEROSPACE (0.5%)
----------------
    15,800      AAR Corporation.....................................  $  377,225
    13,400      BE Aerospace, Inc.*.................................     281,400
    13,600      Kaman Corporation 218,450
    12,800      Trimble Navigation Limited*.........................      92,800
                ----------------------------------------------------------------
                TOTAL AEROSPACE.....................................     969,875
                ================================================================

AIR TRANSPORTATION (1.2%)
-------------------------
    19,800      Air Express International Corporation...............     430,650
    37,900      Comair Holdings, Inc................................   1,279,125
    16,300      Mesa Air Group, Inc.*...............................     127,344
    11,700      Pittston BAX Group..................................     130,163
    13,800      SkyWest, Inc........................................     451,087
                ----------------------------------------------------------------
                TOTAL AIR TRANSPORTATION............................   2,418,369
                ================================================================

APPAREL (2.6%)
--------------
     8,500      Ashworth, Inc.*.....................................      47,015
     8,000      J. Baker, Inc.......................................      46,000
    10,400      Brown Group, Inc....................................     182,650
    15,100      Cone Mills Corporation*.............................      84,938
     8,600      Cyrk, Inc.*.........................................      64,500
    14,200      Delta Woodside Industries, Inc......................      85,200
     6,500      Dixie Group, Inc....................................      52,813
     6,700      Galey & Lord, Inc.*.................................      57,788
    19,200      Goody's Family Clothing, Inc.*......................     192,599
    14,800      Guilford Mills, Inc.................................     246,975
    13,900      Gymboree Corporation*...............................      88,612
     4,900      Haggar Corporation..................................      56,044
    19,400      Hartmax Corporation*................................  $  109,125
    16,500      Jan Bell Marketing, Inc.*...........................     106,219
    10,900      Jo-Ann Stores, Inc.*................................     175,762
    17,200      Just For Feet, Inc.*................................     298,850
     3,100      K-Swiss, Inc........................................      83,312
    12,400      If Kellwood Corporation.............................     310,000
    19,000      Men's Wearhouse, Inc.*..............................     603,250
    21,300      Nautica Enterprises, Inc.*..........................     319,500
    10,400      Oshkosh B'Gosh, Inc.................................     209,950
    15,500      Phillips-Van Heusen Corporation.....................     111,406
     8,200      Pillowtex Corporation...............................     219,350
     9,600      St. John Knits, Inc.................................     249,600
    27,000      Stride Rite Corporation.............................     236,250
    13,100      The Dress Barn Corporation*.........................     198,956
     6,700      Timberland Company*.................................     305,269
    25,000      Wolverine World Wide, Inc...........................     331,250
                ----------------------------------------------------------------
                TOTAL APPAREL.......................................   5,214,433
                ================================================================

BANKING (7.1%)
--------------
    10,000      Anchor Bancorp Wisconsin, Inc.......................     240,000
    31,100      Astoria Financial Corporation.......................   1,422,824
     8,900      Banknorth Group, Inc................................     334,863
    12,900      Carolina First Corporation..........................     326,531
    15,200      Centura Banks, Inc..................................   1,130,500
    13,025      Commerce Bancorp, Inc...............................     683,812
    15,400      Cullen/Frost Bankers, Inc...........................     845,075
    17,000      First Midwest Bancorp, Inc..........................     647,063

The accompaying notes to the financial statements are an intergal part of this schedule.

                Schedule of Investments as of December 31, 1998


SHARES          COMMON STOCKS(99.5)%                                MARKET VALUE
================================================================================
BANKING-CONTINUED
-----------------
     17,000     FirstBank Puerto Rico..............................  $   513,187
     41,200     FirstMerit Corporation.............................    1,107,250
     24,686     HUBCO, Inc.........................................      743,665
     13,000     MAF Bancorp, Inc...................................      344,500
     14,300     Premier Bancshares, Inc............................      374,481
     13,800     Provident Bankshares Corporation*..................      343,275
     12,600     Queens County Bancorp Inc..........................      374,850
     17,500     Rigs National Corporation - Washington.............      356,563
     11,800     Silicon Valley Bancshares*.........................      200,968
     23,200     St. Paul Bancorp, Inc..............................      631,474
     19,100     Susquehanna Bancshares, Inc........................      390,952
     15,450     TrustCo Bank Corporation...........................      463,500
     10,700     U.S. Trust Corporation.............................      813,200
     24,200     UST Corporation....................................      570,213
     24,400     United Bankshares, Inc.............................      646,600
     12,800     Whitney Holding Corporation........................      480,000
                ----------------------------------------------------------------
                TOTAL BANKING......................................   13,985,346
                ================================================================

BROKERAGE (1.0%)
----------------
     31,300     E*TRADE Group, Inc.*...............................    1,464,252
     12,100     Jeffries Group, Inc.*..............................      600,462
                ----------------------------------------------------------------
                TOTAL BROKERAGE....................................    2,064,714
                ================================================================

BUILDING MATERIALS (0.2%)
-------------------------
     10,800     Florida Rock Industries, Inc.......................      334,800
                ----------------------------------------------------------------
                TOTAL BUILDING MATERIALS...........................      334,800
                ================================================================

BUSINESS MACHINES (2.7%)
------------------------
      7,200     Analogic Corporation...............................      270,900
     13,900     Applied Magnetics Corporation*.....................       86,006
     14,700     Auspex Systems, Inc.*..............................       63,623
     12,000     BancTec, Inc.*.....................................      150,750
     16,150     Boole & Babbage, Inc.*.............................      475,416
      4,100     Centigram Communications Corporation*..............       40,487
      8,000     Digi International, Inc.*..........................       89,000
     13,000     Exabyte Corporation*...............................       71,500
      8,100     Fair, Isaac and Company, Inc.......................      374,119
     25,200     Input/Output, Inc.*................................      184,275
      8,000     InterVoice, Inc.*..................................      276,000
     30,500     Komag, Inc.*.......................................      316,438
     11,000     MicroAge, Inc.*....................................  $   169,125
     17,600     National Computer Systems, Inc.....................      651,200
     19,500     Novellus Systems, Inc.*............................      965,250
     21,900     Picturetel Corporation*............................      145,088
     27,800     Read-Rite Corporation*.............................      410,917
      9,200     Telxon Corporation.................................      127,650
     13,300     Xircom, Inc.*......................................      452,200
                ----------------------------------------------------------------
                TOTAL BUSINESS MACHINES............................    5,319,944
                ================================================================

BUSINESS SERVICE (12.1%)
------------------------
     12,000     ABM Industries, Inc................................      415,500
     12,600     ADVO, Inc.*........................................      332,325
     24,300     American Management Systems, Inc.*.................      972,000
     12,900     Analysts International Corporation.................      248,325
      5,300     Angelica Corporation...............................       98,712
     15,205     The BISYS Group, Inc.*.............................      784,958
     19,500     Billing Concepts Corporation*......................      214,500
     21,000     Bowne & Co, Inc....................................      375,375
     11,500     CDI Corporation*...................................      232,156
     18,700     Cerner Corporation*................................      500,225
     30,600     Ciber, Inc.*.......................................      854,887
     11,900     Computer Task Group, Inc...........................      322,787
     10,600     Dames & Moore Group................................      136,475
     39,500     DeVry, Inc.*.......................................    1,209,686
      9,200     Dialogic Corporation*..............................      180,837
     12,100     Envoy Corporation*.................................      704,825
     18,000     FileNet Corporation*...............................      206,437
     13,100     Franklin Covey Company*............................      219,425
     11,700     G & K Services, Inc................................      623,025
     15,900     HA-LO Industries, Inc.*............................      598,237
     24,100     Harbinger Corporation*.............................      192,800
     16,880     Hyperion Software Corporation*.....................      303,840
     13,400     Immune Response Corporation*.......................      145,725
      4,700     Insteel Industries, Inc............................       22,912
      7,100     Integrated Circuit Systems, Inc.*..................      125,137
     30,900     Integrated Health Services, Inc.*..................      436,462
     26,800     Interim Services, Inc.*............................      626,450
     17,500     John H. Harland Company............................      276,719
      4,800     Kronos, Inc.*......................................      212,700
      8,800     Lason, Inc.*.......................................      512,050
     18,200     MedQuist, Inc.*....................................      718,900
     14,000     Mentor Corporation.................................      328,125

The accompanying notes to the financial statements are an integral part of this schedule.

        SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

SHARES          COMMON STOCKS (99.5%)                               MARKET VALUE
================================================================================

BUSINESS SERVICES-CONTINUED
---------------------------
      3,800     Nashua Corporation*................................. $    50,587
     19,300     National Data Corporation...........................     939,669
      7,900     New England Business Service, Inc...................     309,087
     12,200     NFO Worldwide, Inc.*................................     140,300
     15,800     Norrell Corporation.................................     233,050
     12,600     Offshore Logistics, Inc.*...........................     149,625
     20,800     Orbital Sciences Corporation*.......................     920,400
     27,800     Paxar Corporation*..................................     248,463
     14,900     Platinum Software Corporation*......................     190,906
     12,900     Pre-Paid Legal Services, Inc.*......................     425,700
     12,800     Primark Corporation*................................     347,200
      9,750     Progress Software Corporation*......................     329,063
     10,700     Protein Design Labs, Inc.*..........................     248,775
      8,100     Rural/Metro Corporation*............................      88,594
     29,200     S3, Inc.*...........................................     214,892
     10,300     SEI Investments Company.............................   1,023,563
     15,900     Superior Services, Inc.*............................     318,994
     27,100     System Software Associate, Inc.*....................     190,546
     12,600     TCSI Corporation*...................................      26,381
     22,600     Technology Solutions Company*.......................     242,243
     16,300     Tetra Tech, Inc.*...................................     441,119
      7,600     TETRA Technologies, Inc.*...........................      83,125
     25,500     True North Communications, Inc......................     685,313
     24,700     Vanstar Corporation*................................     228,475
     15,000     Vantive Corporation*................................     120,000
      8,600     Volt Information Sciences, Inc.*....................     194,038
      5,600     Wall Data, Inc.*....................................     134,400
     29,200     Whittman-Hart, Inc.*................................     806,650
     22,000     World Color Press, Inc.*............................     669,625
     24,800     Xylan Corporation*..................................     435,550
     17,800     Zebra Technologies Corporation*.....................     511,750
                ----------------------------------------------------------------
                TOTAL BUSINESS SERVICES.............................  24,080,600
                ================================================================

CONSUMER DURABLES (3.9%)
------------------------
      7,300     Bassett Furniture Industries, Inc...................     176,112
     27,400     Champion Enterprises, Inc.*.........................     750,075
     16,300     Ethan Allen Interiors, Inc..........................     668,300
      8,500     Flow International Corporation*.....................      82,344
     17,400     Griffon Corporation*................................     184,875
     10,800     Harman International Industries, Inc................     411,750
     30,400     La Z Boy Chair Company..............................     541,500
     22,300     Linens 'N Things, Inc.*............................. $   883,637
     32,650     Mohawk Industries, Inc.*............................   1,373,341
      4,200     National Presto Industries, Inc.....................     179,025
      5,400     Rival Company.......................................      72,563
     12,300     Royal Appliance Manufacturing Company*..............      45,356
     15,300     Shorewood Packaging Corporation*....................     313,650
      5,400     Skyline Corporation.................................     175,500
     15,500     Sturm, Ruger & Company, Inc.........................     185,031
      4,600     Swiss Army Brands, Inc.*............................      44,275
      8,900     Thomas Industries, Inc..............................     174,663
      7,400     Toro Company........................................     210,900
     31,700     Williams-Sonoma, Inc.*..............................   1,277,906
                ----------------------------------------------------------------
                TOTAL CONSUMER DURABLES ............................   7,750,803
                ================================================================

CHEMICALS (1.8%)
----------------
     12,900     W.H. Brady Company..................................     347,494
     14,000     Cambrex Corporation.................................     336,000
     10,900     Chemfirst, Inc......................................     215,275
      9,000     Commonwealth Industries, Inc........................      84,375
     13,100     Geon Company........................................     301,300
      6,000     Hauser, Inc.*.......................................      26,625
     12,900     Lilly Industries, Inc...............................     257,194
     15,200     MacDermid, Inc......................................     594,700
      5,800     McWhorter Technologies, Inc.*.......................     132,675
     13,800     OM Group, Inc.......................................     503,700
      4,900     Quaker Chemical Corporation.........................      88,200
     20,600     Tredegar Industries, Inc............................     463,500
      8,970     WD-40 Company.......................................     256,766
                ----------------------------------------------------------------
                TOTAL CHEMICALS.....................................   3,607,804
                ================================================================

CONSTRUCTION (3.2%)
-------------------
     15,900     Apogee Enterprises, Inc.............................     178,875
     21,200     Blount International, Inc...........................     528,675
      6,900     Building Materials Holding Corporation*.............      83,663
     29,800     D.R. Horton, Inc....................................     685,400
      8,400     Dycom Industries, Inc.*.............................     479,850
     15,600     Insituform Technologies, Inc.*......................     226,200
     29,900     Interface, Inc......................................     277,508
     15,200     Justin Industries, Inc..............................     199,500
      6,100     Lawson Products, Inc................................     140,300
     11,200     Lone Star Industries, Inc...........................     412,300
     30,900     Morrison Knudsen Corporation*.......................     301,275

      The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31,1998

SHARES         COMMON STOCKS (99.5%)                                MARKET VALUE
--------------------------------------------------------------------------------
CONSTRUCTION-CONTINUED
----------------------

    26,300     Oakwood Homes Corporation........................... $   399,431
     6,700     Republic Group, Inc. ...............................     134,419
     8,400     Ryland Group, Inc. .................................     242,550
     9,600     Service Experts, Inc.* .............................     280,800
     7,700     Southern Energy Homes, Inc.* .......................      47,162
    17,100     Standard-Pacific Corporation .......................     241,538
     7,300     Stone & Webster, Inc. ..............................     242,725
    12,200     Texas Industries, Inc. .............................     328,637
     9,200     TJ International, Inc. .............................     236,325
    21,100     Toll Brothers, Inc.* ...............................     476,069
     7,800     U.S. Home Corporation* .............................     259,350
               -----------------------------------------------------------------
               TOTAL CONSTRUCTION .................................   6,402,552
               -----------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
------------------------
    10,200     Libbey, Inc. .......................................     295,163
               ----------------------------------------------------------------
               TOTAL CONSUMER PRODUCTS ............................     295,163
               ----------------------------------------------------------------

COSMETICS (0.1%)
----------------
     5,700     Chemed Corporation .................................     190,950
     7,900     USA Detergents, Inc.* ..............................      57,275
               -----------------------------------------------------------------
               TOTAL COSMETICS ....................................     248,225
               -----------------------------------------------------------------

DRUGS & MEDICINE (9.2%)
----------------------
    11,500     ADAC Laboratories, Inc.* ...........................     229,640
    22,500     Advanced Tissue Sciences, Inc.* ....................      58,358
    18,300     Alliance Pharmaceutical Corporation* ...............      60,046
    14,300     Alpharma, Inc. .....................................     504,969
    18,600     American Oncology Resources, Inc.*..................     270,862
    17,500     Ballard Medical Products ...........................     425,469
    12,900     Barr Laboratories, Inc.* ...........................     619,200
    12,600     Bindley Western Industries, Inc. ...................     620,550
    27,500     Bio-Technology General Corporation*.................     190,781
     6,400     Biomatrix, Inc.* ...................................     372,800
    16,500     Cephalon, Inc.* ....................................     148,500
     5,700     CompDent Corporation* ..............................      59,137
     8,600     Cooper Companies, Inc.* ............................     177,912
    13,900     COR Therapeutics, Inc.* ............................     184,175
    33,400     Coventry Health Care Inc.*..........................     294,337
     7,300     Curative Health Services, Inc.* ....................     244,550
    11,600     Cygnus, Inc.* ......................................      56,550
     7,700     Diagnostic Products Corporation ....................     239,663
    14,100     Enzo Biochem, Inc.* ................................     145,406
     7,700     Hologic, Inc.* .....................................      93,363
    22,000     Idexx Laboratories, Inc.*...........................     591,936
    15,200     Incyte Pharmaceuticals, Inc.* ......................     568,100
    16,900     Invacare Corporation ...............................     405,600
    16,400     Jones Pharma, Inc. .................................     598,600
    21,700     Liposome Company, Inc.* ............................     334,994
    18,200     Magellan Health Services, Inc.* ....................     152,425
    15,200     MedImmune, Inc.* ...................................   1,511,449
    10,700     Molecular Biosystems, Inc.* ........................      31,431
    10,600     Nature's Sunshine Products, Inc. ...................     161,650
    38,700     NBTY, Inc.* ........................................     275,737
    11,300     NCS HealthCare, Inc.* ..............................     268,375
    18,100     North American Vaccine, Inc.* ......................     160,638
    12,400     Noven Pharmaceuticals, Inc.* .......................      67,425
    17,000     Organogenesis, Inc.* ...............................     191,250
    27,200     Orthodontic Centers of America, Inc.* ..............     528,700
    18,300     Owens & Minor, Inc. Holding Company.................     288,225
    14,200     PAREXEL International Corporation*..................     355,000
    19,050     Patterson Dental Company*...........................     828,675
     8,700     Pediatrix Medical Group, Inc.* .....................     521,456
     7,100     Pharmaceutical Marketing Services, Inc.* ...........     102,063
    13,400     Pharmaceutical Product Development, Inc.* ..........     402,838
    44,600     PhyCor, Inc.* ......................................     303,838
    17,500     Regeneron Pharmaceuticals, Inc.* ...................     129,063
    22,750     Renal Care Group, Inc.* ............................     655,484
    18,700     Respironics, Inc.* .................................     374,583
    17,600     Roberts Pharmaceutical Corporation*.................     382,800
    18,200     SEQUUS Pharmaceuticals, Inc.* ......................     368,550
    15,900     Sierra Health Services, Inc.* ......................     334,894
    13,900     Sola International, Inc.*...........................     239,775
     5,400     Spacelabs Medical, Inc.* ...........................     124,200
    18,000     Summit Technology, Inc.* ...........................      78,750
    12,800     Sunrise Medical, Inc.* .............................     159,200
     5,800     Syncor International Corporation* ..................     158,050
    12,200     TheraTech, Inc.* ...................................     198,250
    14,000     U.S. Bioscience, Inc.* .............................     100,625
    18,700     Universal Services, Inc.*...........................     970,063
    14,600     Vertex Pharmaceuticals, Inc.* ......................     434,350
              -----------------------------------------------------------------
              TOTAL DRUGS & MEDICINE...............................  18,355,310
              -----------------------------------------------------------------


The accompaning notes to the financial statements are an intgral part of this schedule

                SCHEDULE OF INVESTMENT AS OF DECEMBER 31, 1998


SHARES         COMMON STOCKS (99.5%)                                  MARKET VALUE
----------------------------------------------------------------------------------
ELECTRONICS (8.9%)
------------------
    42,400     Acxiom Corporation* ..............................    $ 1,314,400
    15,800     Allen Group, Inc.* ...............................        105,662
     6,200     Alliant Techsystems, Inc.*........................        511,112
    25,500     Anixter International, Inc.* .....................        517,969
    14,400     Avid Technology, Inc.* ...........................        336,600
    14,900     Belden, Inc. .....................................        315,694
     5,300     Bell Industries, Inc.* ...........................         60,287
     6,700     Benchmark Electronics, Inc.* .....................        245,388
    15,500     BMC Industries, Inc. .............................         96,875
    20,950     Burr-Brown Corporation* ..........................        491,016
     5,500     C-COR Electronics, Inc.* .........................         75,625
    21,500     C-Cube Microsystems, Inc.*........................        583,187
     7,800     CTS Corporation ..................................        339,300
    17,200     Cable Design Technologies Corporation* ...........        318,200
     9,300     California Microwave, Inc.* ......................         87,188
    18,500     Checkpoint Systems, Inc.*.........................        228,938
     7,100     Circon Corporation* ..............................        106,500
    13,600     Coherent, Inc.* ..................................        169,150
    28,100     CommScope, Inc.* .................................        472,431
     8,500     CustomTracks Corporation*.........................         90,844
    16,000     Dallas Semiconductor Corporation .................        652,000
    35,000     Digital Microwave Corporation* ...................        239,530
    12,900     Dionex Corporation* ..............................        472,463
     6,600     Electro Scientific Industries, Inc.* .............        299,063
    11,300     Electroglas, Inc.* ...............................        132,775
    12,600     Etec Systems, Inc.* ..............................        504,000
    21,000     General Semiconductor, Inc.* .....................        171,938
    40,960     Gentex Corporation* ..............................        819,200
    13,100     Gerber Scientific, Inc. ..........................        311,944
     7,700     Hadco Corporation* ...............................        269,500
     6,050     Harmon Industries, Inc. ..........................        139,528
    11,300     Hutchinson Technology, Inc.* .....................        402,562
     8,500     Innovex, Inc. ....................................        116,609
     7,138     Intermagnetics General Corporation*...............         43,720
    28,900     International Rectifier Corporation* .............        281,775
     8,200     Itron, Inc.* .....................................         58,937
    22,400     Kemet Corporation* ...............................        252,000
    15,700     Kent Electronics Corporation* ....................        200,175
    13,400     Kulicke and Soffa Industries, Inc.*...............        237,850
    22,600     Macromedia, Inc.*.................................        761,337
     9,300     Marshall Industries, Inc.*........................        227,850
    20,300     Methode Electronics, Inc..........................        317,188
    11,500     Micrel, Inc.* ....................................   $    632,500
    24,800     P-COM, Inc.* .....................................         98,811
     6,000     Park Electrochemical Corporation .................        171,750
    14,000     Photronics, Inc.*.................................        335,562
    15,200     Pioneer-Standard Electronics, Inc.................        142,500
     8,500     Plexus Corporation* ..............................        287,937
    11,600     ReSound Corporation* .............................         43,500
     9,200     SpeedFam International, Inc.* ....................        157,550
     9,000     Standard Microsystems Corporation*................         70,312
     9,100     SymmetriCom, Inc.* ...............................         60,856
     9,400     Technitrol, Inc. .................................        299,625
     4,500     Three-Five Systems, Inc.*.........................         61,594
    18,000     Unitrode Corporation* ............................        315,000
    14,700     Valence Technology, Inc.*.........................        106,575
    24,100     Vicor Corporation* ...............................        216,900
     8,900     VISX, Inc.* ......................................        778,194
     7,100     Vital Signs, Inc..................................        124,250
    26,500     VLSI Technology, Inc.* ...........................        289,844
     4,700     Watkins-Johnson Company ..........................         95,762
    10,152     Zilog, Inc.* .....................................         25,278

               -----------------------------------------------------------------
               TOTAL ELECTRONICS.................................     17,692,610
               -----------------------------------------------------------------

ENERGY & UTILITIES (4.7%)
-------------------------
     4,400       Aquarion Company ...............................        180,400
    17,300       Atmos Energy Corporation .......................        557,925
     4,200       Bangor Hydro-Electric Company* .................         53,812
     6,300       Cascade Natural Gas Corporation ................        114,187
     9,700       Central Hudson Gas & Electric Company ..........        434,075
     6,300       Central Vermont Public Service Corporation .....         65,363
     7,800       Cilcorp, Inc. ..................................        477,263
    12,300       Commonwealth Energy Systems ....................        498,150
     6,000       Connecticut Energy Corporation .................        183,000
     5,300       Consumers Water Company ........................        166,619
    11,500       Eastern Utilities Associates ...................        324,875
    16,800       Energen Corporation ............................        327,600
    12,700       Global Industrial Technologies, Inc.* ..........        135,731
     3,000       Green Mountain Power Corporation ...............         31,500
    10,300       New Jersey Resources Corporation ...............        406,850
    14,200       Northwest Natural Gas Company ..................        367,425
     7,900       Orange & Rockland Utilities, Inc. ..............        450,300
     5,800       Pennsylvania Enterprises, Inc. .................        147,900
    15,500       Philadelphia Suburban Corporation ..............        458,219

The accompaning notes to the financial statements are an integral part of this schedule

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES        COMMON STOCKS(99.5)%                                  MARKET VALUE
================================================================================
ENERGY & UTILITIES-CONTINUED
----------------------------
   17,400     Piedmont Natural Gas Company, Inc.....................    $628,575
   11,400     Public Service Company of North Carolina .............     296,400
   17,500     Sierra Pacific Resources Corporation .................     665,000
    5,000     Southern California Water Company ....................     136,250
   17,200     Southwest Gas Corporation.............................     462,250
    7,700     TNP Enterprises, Inc. ................................     292,119
    8,300     United Illuminating Company ..........................     427,450
   21,000     United Water Resources, Inc. .........................     502,687
   21,300     WICOR, Inc. ..........................................     464,606
              ------------------------------------------------------------------
              TOTAL ENERGY & UTILITIES .............................   9,256,531
              ==================================================================

ENERGY-RAW MATERIALS (0.8%)
---------------------------
   16,100     AMCOL International Corporation ......................     158,988
   14,300     Cabot Oil & Gas Corporation ..........................     214,500
   18,600     Devon Energy Corporation .............................     570,787
   16,700     KCS Energy, Inc. .....................................      51,144
   12,200     Kirby Corporation* ...................................     243,238
    9,700     Plains Resources, Inc.* ..............................     136,406
   13,000     Seitel, Inc.* ........................................     161,687
   14,300     Southwestern Energy Company ..........................     107,250
    5,100     Wiser Oil Company.....................................      10,200
              -----------------------------------------------------------------
              TOTAL ENERGY-RAW MATERIALS ...........................   1,654,200
              ==================================================================

FOOD & AGRICULTURE (3.4%)
-------------------------
   37,300     Chiquita Brands International, Inc....................    356,681
    4,900     Coca-Cola Bottling Company Consolidated ..............    281,750
   20,500     Corn Products International, Inc. ....................    622,687
   21,700     Delta & Pine Land Company.............................    802,900
   25,400     DIMON, Inc. ..........................................    188,913
   24,500     Earthgrains Company ..................................    757,969
   21,900     Fleming Companies, Inc. ..............................    227,213
    5,000     J & J Snack Foods Corporation* .......................    111,875
   17,300     Landry's Seafood Restaurants, Inc.*...................    129,750
    7,750     Lindsay Manufacturing Company ........................    114,797
   15,400     Mississippi Chemical Corporation .....................    215,600
    6,500     Nash-Finch Company ...................................     92,625
   18,700     Ralcorp Holdings, Inc.* ..............................    341,275
   27,200     Richfood Holdings, Inc. ..............................    564,400
   10,800     Scotts Company* ......................................    415,125
   21,400     Smithfield Foods, Inc.* .............................. $  724,925
   15,100     Whole Foods Market, Inc.*.............................    730,462
              -----------------------------------------------------------------
              TOTAL FOOD & AGRICULTURE .............................  6,678,947
              =================================================================

GOLD (0.2%)
-----------
   17,700     Getchell Gold Corporation*............................    482,325
   22,200     Glamis Gold, Ltd.* ...................................     41,625
              -----------------------------------------------------------------
              TOTAL GOLD ...........................................    523,950
              =================================================================

HEALTH CARE (0.2%)
------------------
    9,000     Datascope Corporation* ...............................    207,000
   40,500     Mariner Post Acute Network* ..........................    184,781
              -----------------------------------------------------------------
              TOTAL HEALTH CARE.....................................    391,781
              =================================================================

INSURANCE (4.5%)
----------------
   24,600     American Bankers Insurance Group, Inc. ............... 1,190,025
   18,200     Capital Re Corporation ...............................   365,137
   11,609     Delphi Financial Group, Inc.* ........................   608,747
   21,500     Enhance Financial Services Group, Inc. ...............   645,000
    6,300     Executive Risk, Inc. .................................   346,106
   32,400     First American Financial Corporation ................. 1,040,850
   39,700     Fremont General Corporation ..........................   982,575
   21,370     Frontier Insurance Group, Inc. .......................   275,139
   10,000     Arthur J. Gallagher & Company ........................   441,250
   20,100     Genesis Health Ventures, Inc.* .......................   175,875
    7,000     Hilb, Rogal and Hamilton Company .....................   139,125
    6,300     Insurance Auto Auctions, Inc.* .......................    74,812
   22,100     Mutual Risk Management Ltd. ..........................   864,663
   10,400     NAC Re Corporation ...................................   488,150
   15,800     Orion Capital Corporation.............................   629,038
   16,600     Selective Insurance Group, Inc. ......................   334,075
    6,900     Trenwick Group, Inc. .................................   225,112
    9,800     Zenith National Insurance Corporation ................   226,625
              ----------------------------------------------------------------
              TOTAL INSURANCE ...................................... 9,052,304
              ================================================================

LIQUOR (0.3%)
-------------
   10,700     Canandaigua Brands, Inc.*.............................   618,594
              ----------------------------------------------------------------
              TOTAL LIQUOR .........................................   618,594
              ================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES          COMMON STOCKS (99.5%)                               MARKET VALUE
================================================================================

MANUFACTURING (0.1%)
 ....................

     9,300      Gardner Denver, Inc.* ..........................    $    137,175

                ----------------------------------------------------------------
                TOTAL MANUFACTURING ............................         137,175
                ================================================================

MEDIA (2.5%)
 ............
     6,500      Carmike Cinemas, Inc.* .........................         132,031

     7,500      Consolidated Graphics, Inc.* ...................         506,719

    19,200      Express Scripts, Inc.* .........................       1,288,800

     4,500      GC Companies, Inc.* ............................         187,313

     9,200      Merrill Corporation ............................         177,675

     9,400      Metro Networks, Inc.* ..........................         400,675

     8,700      Thomas Nelson, Inc. ............................         117,450

    12,500      Network Equipment Technologies, Inc.* ..........         128,906

    10,500      Oak Industries, Inc.* ..........................         367,500

    22,100      Valassis Communications, Inc.* .................       1,140,912

    16,400      Westwood One, Inc.* ............................         500,200

                ----------------------------------------------------------------
                TOTAL MEDIA ....................................       4,948,181
                ================================================================

METALS-DIVERSIFIED (0.1%)
 .........................

    11,800      RTI International, Inc.* .......................         165,200

                ----------------------------------------------------------------
                TOTAL METALS-DIVERSIFIED .......................         165,200
                ================================================================

MISCELLANEOUS FINANCE (3.4%)
 ............................

    34,900      Americredit Corporation* .......................         482,056

    25,300      Amresco, Inc.* .................................         221,375

    14,400      Cash America International, Inc. ...............         218,700

    13,000      CMAC Investment Corporation ....................         597,188

    33,400      Commercial Federal Corporation .................         774,463

     7,200      Dain Rauscher Corporation.......................         212,400

    15,865      Downey Financial Corporation ...................         403,566

    20,300      Eaton Vance Corporation ........................         423,762

    15,620      Fidelity National Financial, Inc. ..............         476,410

    10,800      Jack Henry & Associates, Inc. ..................         537,300

     5,700      JSB Financial, Inc. ............................         309,938

    31,600      Legg Mason, Inc. ...............................         997,375

    10,500      M.D.C. Holdings, Inc. ..........................         224,437

     4,100      Penford Corporation ............................          65,600

    14,600      Pioneer Group, Inc. ............................         288,350

    27,650      Raymond James Financial, Inc. ..................         584,106

                ----------------------------------------------------------------
                TOTAL MISCELLANEOUS FINANCE ....................       6,817,026
                ================================================================

SHARES          COMMON STOCKS (99.5%)                               MARKET VALUE
================================================================================

MOTOR VEHICLES (1.9%)
 .....................

    16,100       Arctic Cat, Inc. ..............................    $    164,019

    20,900       Breed Technologies, Inc.*......................         171,119

     9,300       Discount Auto Parts, Inc.*.....................         204,019

     6,200       Johnston Industries, Inc.*.....................          19,375

    10,500       Myers Industries, Inc. ........................         300,562

    12,300       O'Reilly Automotive, Inc.*.....................         581,175

    14,700       Polaris Industries, Inc. ......................         576,056

    10,500       Simpson Industries, Inc. ......................         101,719

    13,300       A.O. Smith Corporation ........................         326,681

     7,000       Spartan Motors, Inc. ..........................          40,250

     7,500       Standard Motor Products, Inc. .................         181,875

     9,700       Standard Products Corporation .................         197,638

    12,100       TBC Corporation* ..............................          86,212

     7,000       Thor Industries, Inc. .........................         178,500

    12,200       Titan International, Inc.......................         115,900

    13,300       Winnebago Industries, Inc......................         201,163

    11,000       Wynn's International, Inc......................         243,375

                 ---------------------------------------------------------------
                 TOTAL MOTOR VEHICLES ..........................       3,689,638
                 ===============================================================

NON-DURABLES & ENTERTAINMENT (3.6%)
 ...................................

     9,500       A.T. Cross Company ............................          51,063

    17,300       Applebee's International, Inc. ................         356,812

     6,900       Au Bon Pain Company, Inc.*.....................          46,575

    10,500       CEC Entertainment, Inc.* ......................         291,375

     5,600       CPI Corporation ...............................         148,400

    10,700       Catalina Marketing Corporation* ...............         731,613

    29,370       Cke Restaurants, Inc. .........................         864,579

    15,125       Consolidated Products, Inc.* ..................         311,953

    22,400       Foodmaker, Inc.* ..............................         494,200

     9,400       Gibson Greetings, Inc.* .......................         111,625

     6,800       Huffy Corporation..............................         112,200

     5,700       IHOP Corporation*..............................         227,644

     9,900       Lechters, Inc.* ...............................          24,440

    13,100       Luby's Cafeterias, Inc. .......................         202,231

    17,400       Marcus Corporation ............................         282,750

    21,951       Midway Games, Inc.* ...........................         241,461

    13,500       Regis Corporation..............................         540,000

    18,600       Ruby Tuesday, Inc. ............................         395,250

    12,500       Russ Berrie & Company .........................         293,750

    23,800       Ryan's Family Steak Houses, Inc.* .............         294,525

    27,500       Shoneys, Inc.* ................................          36,094


The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES           COMMON STOCKS (99.5%)                        MARKET VALUE
==========================================================================

NON-DURABLES & ENTERTAINMENT-CONTINUED
--------------------------------------
  10,950  Sonic Corporation* ................................... $ 272,381
   8,200  Taco Cabana, Inc.* ...................................    63,550
  13,000  TCBY Enterprises, Inc. ...............................    91,000
  11,550  The Cheesecake Factory, Inc.* ........................   342,529
  17,600  Triarc Companies, Inc.* ..............................   281,600
          ----------------------------------------------------------------
          TOTAL NON-DURABLES & ENTERTAINMENT ................... 7,109,600
          ================================================================

NON-FERROUS METALS (1.0%)
------------------------
   9,200  Busch Wellman, Inc. ..................................   160,425
   7,900  Castle (A.M.) & Company ..............................   118,500
  12,600  Coeur D Alene Mines Corporation* .....................    58,275
   8,600  Commercial Metals Company.............................   238,650
  31,500  Helca Mining Company* ................................   114,187
   9,800  IMCO Recycling, Inc. .................................   151,288
  20,300  Mueller Industries, Inc.*.............................   412,344
  11,600  Stillwater Mining Company*............................   475,600
   7,900  Wolverine Tube, Inc.* ................................   165,900
          ----------------------------------------------------------------
          TOTAL NON-FERROUS METALS ............................. 1,895,169
          ================================================================

DOMESTIC OIL (1.5%)
------------------
  18,100  Barrett Resources Corporation* .......................   434,400
  17,000  Benton Oil & Gas Company*.............................    51,000
  25,700  Cross Timbers Oil Company.............................   192,750
  10,900  HS Resources, Inc.* ..................................    82,431
  20,700  Newfield Exploration Company* ........................   432,113
  22,900  Pogo Producing Corporation............................   297,700
  12,100  Pool Energy Services Company* ........................   130,831
  28,600  Pride International, Inc.*............................   201,988
  11,700  Remington Oil & Gas Corporation* .....................    37,294
  58,600  Santa Fe Energy Resources, Inc.* .....................   432,175
  19,300  Snyder Oil Corporation ...............................   256,931
   6,300  St. Mary Land & Exploration Company...................   116,550
  25,900  Tuboscope, Inc.* .....................................   210,438
  29,500  Vintage Petroleum, Inc. ..............................   254,437
          ----------------------------------------------------------------
          TOTAL DOMESTIC OIL ................................... 3,131,038
          ================================================================

PAPER & FOREST PRODUCTS (0.6%)
-----------------------------
  21,000  Buckeye Technologies, Inc.* ..........................   313,688
  14,400  Caraustar Industries, Inc.............................   411,300
   8,900  Lydall, Inc.* ........................................   105,688
   7,700  Pope & Talbot, Inc. ..................................    64,487
  11,700  Universal Forest Products, Inc. ......................   234,731
          ----------------------------------------------------------------
          TOTAL PAPER & FOREST PRODUCTS ........................ 1,129,894
          ================================================================

PRODUCERS GOODS (6.9%)
---------------------
  12,700  Applied Industrial Technologies, Inc. ................   176,212
  21,995  Applied Power, Inc. ..................................   830,311
  20,600  AptarGroup, Inc. .....................................   578,088
   5,500  Astec Industries, Inc.* ..............................   305,937
  21,300  Baldor Electric Company ..............................   431,325
  11,500  Barnes Group, Inc. ...................................   337,813
   4,400  Butler Manufacturing Company .........................    98,450
  14,100  Clarcor, Inc. ........................................   282,000
  23,400  Cognex Corporation* ..................................   468,000
   9,800  Daniel Industries, Inc. ..............................   118,825
  22,200  Fedders Corporation ..................................   129,037
  11,300  Graco, Inc. ..........................................   333,350
  12,800  Helix Technology Corporation .........................   166,400
  13,300  Hughes Supply, Inc. ..................................   389,025
   9,300  Ionics, Inc.* ........................................   278,419
  25,200  JLG Industries, Inc. .................................   393,750
  10,400  Juno Lighting, Inc. ..................................   243,100
   9,700  Kuhlman Corporation ..................................   367,387
  13,600  Lattice Semiconductor Corporation*....................   624,324
   6,900  LSB Industries, Inc. .................................    22,856
  10,000  Manitowoc Company, Inc. ..............................   443,750
   8,900  Material Sciences Corporation* .......................    75,650
  13,200  Oceaneering International, Inc.* .....................   198,000
   8,100  Quanex Corporation ...................................   182,756
  12,000  Regal-Beloit Corporation .............................   276,000
   6,200  Robbins & Myers, Inc. ................................   137,175
  18,000  Roper Industries, Inc. ...............................   366,750
  28,100  Sanmina Corporation* ................................. 1,756,250
  10,600  Scott Technologies, Inc.*.............................   175,231
   7,400  SPS Technologies, Inc.* ..............................   419,025
   7,500  Standex International Corporation ....................   196,875
  12,100  Ultratech Stepper, Inc.* .............................   193,600
  15,100  Valmont Industries, Inc. .............................   209,513
  41,800  Vitesse Seiconductor Corporation* .................... 1,907,125
   5,000  Walbro Corporation* ..................................    31,875
  14,150  Watsco, Inc. .........................................   237,013

The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998



SHARES   COMMON STOCKS(99.5%)                                       MARKET VALUE
================================================================================
PRODUCERS GOODS-CONTINUED
-------------------------
      6,300      Whittaker Corporation* ......................       $   106,313
     11,900      X-Rite, Inc. ................................            92,225

                 ---------------------------------------------------------------
                 TOTAL PRODUCERS GOODS .......................        13,579,735
                 ===============================================================

RAILROAD & SHIPPING (0.1%)
-------------------------
     16,200      Halter Marine Group, Inc.*...................            78,975
      5,300      RailTex, Inc.* ..............................            59,956

                 ---------------------------------------------------------------
                 TOTAL RAILROAD & SHIPPING ...................           138,931
                 ===============================================================

REAL PROPERTY (0.1%)
-------------------
     14,800      Hollywood Park, Inc.* .......................           123,025

                 ---------------------------------------------------------------
                 TOTAL REAL PROPERTY .........................           123,025
                 ===============================================================

RETAIL STORES (2.9%)
-------------------
     14,700      AnnTaylor Stores Corporation* ...............           579,731
     13,000      Authentic Fitness Corporation ...............           237,250
     10,000      Books-A-Million, Inc.* ......................           130,000
     30,000      Casey's General Stores, Inc. ................           390,936
     15,900      Cato Corporation ............................           156,515
      4,200      DAMARK International, Inc.* .................            34,125
     16,700      Eagle Hardware & Garden, Inc.* ..............           542,750
     14,000      Footstar, Inc.* .............................           350,000
      7,100      Gottschalks, Inc.* ..........................            54,137
     12,000      Hancock Fabrics, Inc. .......................           100,500
      9,300      Insight Enterprises, Inc.*...................           473,138
      5,300      Lillian Vernon Corporation...................            87,450
     17,000      Michaels Stores, Inc.* ......................           307,593
     12,100      Pacific Sunwear of California, Inc.* ........           198,138
     56,200      Pier 1 Imports, Inc. ........................           544,438
     14,900      ShopKo Stores, Inc.* ........................           495,425
     26,100      Stein Mart, Inc.*............................           181,883
     21,800      The Bombay Company, Inc.*....................           121,262
     20,800      Zale Corporation*............................           670,800

                 ---------------------------------------------------------------
                 TOTAL RETAIL STORES .........................         5,656,071
                 ===============================================================

STEEL (0.4%)
-----------
     5,200       Amcast Industrial Corporation ...............            99,450
    17,100       Birmingham Steel Corporation ................            71,606
    14,700       Intermet Corporation ........................           192,019
    10,700       Reliance Steel & Aluminum Company ...........           295,588
     6,700       Steel Technologies, Inc. ....................            45,225
    10,800       WHX Corporation* ............................           108,675

                 ---------------------------------------------------------------
                 TOTAL STEEL .................................           812,563
                 ===============================================================

TECHNOLOGY (1.1%)
----------------
    14,700       HNC Software, Inc.* .........................           594,431
     9,200       MICROS Systems, Inc.* .......................           302,450
    10,000       Mercury Interactive Corporation* ............           632,500
    18,600       National Instruments Corporation* ...........           634,725

                 ---------------------------------------------------------------
                 TOTAL TECHNOLOGY ............................         2,164,106
                 ===============================================================

TELEPHONE (0.9%)
---------------
   28,800        Aspect Telecommunications Corporation* ......           496,800
   29,700        Brightpoint, Inc.* ..........................           408,375
   28,200        General Communication, Inc.* ................           114,563
   15,300        Inter-Tel, Inc. .............................           357,637
   28,000        Tel-Save Holdings, Inc.* ....................           469,000

                 ---------------------------------------------------------------
                 TOTAL TELEPHONE..............................           846,375
                 ===============================================================

TIRES & RUBBER (0.4%)
--------------------
    9,000        O'Sullivan Corporation ......................            88,875
   31,100        Safeskin Corporation*........................           750,288

                 ---------------------------------------------------------------
                 TOTAL TIRES & RUBBER ........................             9,163
                 ===============================================================

TOBACCO (0.1%)
-------------
  9,200          Schweitzer-Mauduit International, Inc........           142,025

                 ---------------------------------------------------------------
                 TOTAL TOBACCO ...............................           142,025
                 ===============================================================

TRAVEL & RECREATION (1.2%)
-------------------------
  7,200          Anchor Gaming* ..............................               900
 25,500          Aztar Corporation* ..........................               094
 16,800          Central Parking Corporation .................           544,950
 14,800          Family Golf Centers, Inc.*...................           292,300
 24,100          Grand Casinos, Inc.* ........................           194,306
  9,500          K2, Inc......................................            97,969
 18,400          Players International, Inc.* ................           113,850
 16,300          Primadonna Resorts, Inc.*....................           143,644
 30,100          Prime Hospitality Corporation* ..............           317,931
 18,300          Sports Authority, Inc.* .....................            96,075

                 ---------------------------------------------------------------
                 TOTAL TRAVEL & RECREATION....................        L2,336,019
                 ===============================================================

The accompanying notes are to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


SHARES       COMMON STOCKS (99.5%)                                  MARKET VALUE
================================================================================

TRUCKING & FREIGHT (2.0%)
-------------------------
    17,800   American Freightways Corporation*...................   $    205,255
    11,300   Arkansas Best Corporation*..........................         66,034
    14,100   Expeditors International of Washington, Inc.........        592,200
    20,500   Fritz Companies, Inc.*..............................        221,656
     9,700   Frozen Food Express Industries, Inc.................         76,387
    17,100   Heartland Express, Inc.*............................        299,250
     6,300   Landstar System, Inc.*..............................        256,725
     7,000   M.S. Carriers, Inc.*................................        230,562
    33,850   Rollins Truck Leasing Corporation...................        499,288
    15,100   USFreightways Corporation...........................        439,788
    13,200   Wabash National Corporation.........................        268,125
    26,975   Werner Enterprises, Inc.............................        477,120
    14,900   Yellow Corporation*.................................        284,963
             -------------------------------------------------------------------
             TOTAL TRUCKING & FREIGHT............................      3,917,353
             ===================================================================
             -------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (cost basis $211.658,350)...........................   $197,495,142
             ===================================================================

PRINCIPAL    SHORT-TERM             INTEREST       MATURITY         MARKET
AMOUNT       INVESTMENTS (0.4%)     RATE (A)       DATE             VALUE
================================================================================
  $820,000   Transamerica Finance
             Corporation............5.000%.........1/4/99........   $    819,658
             -------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
             (amortized cost basis $819,658).....................        819,658
             ===================================================================
             -------------------------------------------------------------------
             TOTAL INVESTMENTS (99.9%)
             (amortized cost basis ($212.478,008)................    198,314,800
             ===================================================================
             -------------------------------------------------------------------
             OTHER ASSET
             LESS LIABILITIES (0.1%).............................          5,764
             ===================================================================
             -------------------------------------------------------------------
             Net Assets (100.0%).................................   $198,320,564
             ===================================================================

 *Non-income producing security
(a) The interest rate shown reflects the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

            AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO
            SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


            INVESTMENT OBJECTIVE:
            ---------------------
            The portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

                                                                   MARKET
SHARES             COMMON STOCKS (96.1%)              INDUSTRY      VALUE
-----------------------------------------------------------------------------
AUSTRALIA ( 1.3%)
-----------------
         21,600    Australia & New Zealand
                   Banking Group Limited......           Banking     $141,492
         17,529    Coca-Cola Amatil Ltd.......   Food & Beverage       65,368
                   ----------------------------------------------------------
                   TOTAL AUSTRALIA............                        206,860
                   ==========================================================

BELGIUM (1.5%)
--------------
          2,911    KBC Bancassurance*.........           Banking      230,489
                   ----------------------------------------------------------
                   TOTAL BELGIUM..............                        230,489
                   ==========================================================

CANADA (1.4%)
-------------
          5,700    BCE, Inc...................         Telephone      214,692
                   ----------------------------------------------------------
                   TOTAL CANADA...............                        214,692
                   ==========================================================

FRANCE (12.6%)
--------------
          1,515    Group Danone...............   Food & Beverage      433,942
          4,213    Renault SA.................        Automotive      189,306
          2,030    Schneider SA...............         Machinery      123,195
          2,289    Suez Lyonnaise des Eaux....      Construction      470,421
          1,856    Thomson CSF................       Electronics       79,742
          2,743    Valeo SA...................        Automotive      216,258
          1,776    Vivendi....................           Utility      461,010
                   ----------------------------------------------------------
                   TOTAL FRANCE...............                      1,973,874
                   ==========================================================

GERMANY (3.3%)
--------------
          2,040    DaimlerChrysler AG.........        Automotive      202,714
          2,730    Mannesmann AG..............         Machinery      315,946
                   ----------------------------------------------------------
                   TOTAL GERMANY..............                        518,660
                   ==========================================================

GREECE (0.4%)
-------------
          2,050    Hellenic Telecommunication
                   Organization SA*...........         Telephone      $54,537
                   ----------------------------------------------------------
                   TOTAL GREECE...............                         54,537
                   ==========================================================

HONG KONG (1.9%)
----------------
         24,000    Cheung Kong Holdings
                   Limited*...................   Holding Company      172,712
         18,000    Hutchinson Whampoa
                   Limited ...................   Holding Company      127,211
                   ----------------------------------------------------------
                   TOTAL HONG KONG............                        299,923
                   ==========================================================

INDIA (0.7%)
------------
          2,460    Gedeon Richter.............  Drugs & Medicine      104,838
                   ----------------------------------------------------------
                   TOTAL INDIA....................................... 104,838
                   ==========================================================

ITALY (10.4%)
-------------
        100,699    Banca Di Roma*.............           Banking      170,998
         46,980    Banca Nazionale del Lavoro*           Banking      140,892
          4,130    Banca Popolare di Bergamo
                   Credito Varesino SpA.......           Banking      100,439
         27,600    Mediaset SpA...............             Media      224,296
         57,158    Olivetti SpA.*............. Consumer Products      199,321
         54,300    Telecom Italia SpA.........         Telephone      464,330
         53,200    Unicredito Italiano........           Banking      316,027
                   ----------------------------------------------------------
                   TOTAL ITALY................                      1,616,303
                   ==========================================================

JAPAN (14.7%)
-------------
         12,000    Denso Corporation..........  Motor Vehicles      222,347
          3,000    Ito-Yokado Company, Ltd....          Retail      210,113


The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

                                                                              MARKET
SHARES             COMMON STOCKS (96.1%)                   INDUSTRY           VALUE
--------------------------------------------------------------------------------------
JAPAN-CONTINUED
---------------
        15,000     Matsushita Electric Industrial
                   Company, Ltd......................               Media     $265,832
         3,000     Murata Manufacturing Co., Ltd.....         Electronics      124,738
            32     Nippon Telegraph & Telephone......           Telephone      247,383
            12     NTT Mobile Communication
                   Network, Inc.*....................           Telephone      494,696
         8,000     Nomura Securities Company.........             Banking       69,860
         2,000     Rohm Company, Ltd.................         Electronics      182,452
        53,000     Sakura Bank, Ltd..................             Banking      121,697
           230     Schoholh Fund & Co., Ltd.*........             Finance       74,222
         5,000     Takeda Chemical Industries........          Healthcare      192,825
         1,200     Takefuji Corporation..............             Finance       87,769
                   -------------------------------------------------------------------
                   TOTAL JAPAN.......................                        2,293,934
                   ===================================================================
MEXICO (1.3%)
-------------
         2,712     Grupo Televisa SA*................       Entertainment       66,953
         2,783     Telefonos de Mexico SA ADR........           Telephone      135,497
                   -------------------------------------------------------------------
                   TOTAL MEXICO......................                          202,450
                   ===================================================================

NETHERLANDS (9.3%)
------------------
         5,785     Gucci Group.......................              Retail      281,296
         2,431     Laurus N.V.*......................              Retail       61,400
         2,930     Royal Dutch Petroleum
                   Company...........................   International Oil      145,977
         9,115     Royal Kpn N.V.....................           Telephone      456,551
        10,970     Verenigde Nederlands
                   Uitgeversbedrijven
                   Verenigd Bezit.................... Publishing/Printing      413,852
         3,473     Vendex N.V........................              Retail       84,387
                   -------------------------------------------------------------------
                   TOTAL NETHERLANDS.................                        1,443,463
                   ===================================================================

NEW ZEALAND (1.4%)
------------------
        17,468     Telecom Corporation of
                   New Zealand.......................           Telephone       76,128
        68,112     Telecom Corporation of
                   New Zealand (Partially Paid)......           Telephone      149,321
                   -------------------------------------------------------------------
                   TOTAL NEW ZEALAND.................                          225,449
                   ===================================================================

PHILIPPINES (0.3%)
------------------
         5,760     Metropolitan Bank & Trust
                   Company...........................             Banking       41,461
                   -------------------------------------------------------------------
                   TOTAL PHILIPPINES.................                           41,461
                   ===================================================================

PORTUGAL ( 1.4%)
----------------
         4,688     Portugal Telecom*.................           Telephone     $214,950
                   -------------------------------------------------------------------
                   TOTAL PORTUGAL....................                          214,950
                   ===================================================================

SINGAPORE ( 0.2%)
-----------------
         4,000     Development Bank of
                   Singapore, Ltd....................             Banking       36,121
                   -------------------------------------------------------------------
                   TOTAL SINGAPORE ..................                           36,121
                   ===================================================================

SPAIN (5.2%)
------------
        16,624     Argentaria SA.....................             Banking      431,171
         8,424     Telefonica SA Rights*.............           Telephone        7,491
         8,424     Telefonica de Espana..............           Telephone      375,150
                   -------------------------------------------------------------------
                   TOTAL SPAIN.......................                          813,812
                   ===================================================================

SWEDEN ( 1.6%)
--------------
         2,080     Hennes & Mauritz AB...............              Retail      169,880
         7,770     Skandinaviska Enskil da Banken....             Banking       81,961
                   -------------------------------------------------------------------
                   TOTAL SWEDEN......................                          251,841
                   ===================================================================

SWITZERLAND ( 6.2%)
-------------------
           128     Nestle SA.........................   Consumer Products      278,646
           190     Novartis.......................... Healthcare Products      373,498
            26     Roche Holding AG..................    Drugs & Medicine      317,262
                   -------------------------------------------------------------------
                   TOTAL SWITZERLAND.................                          969,406
                   ===================================================================

UNITED KINGDOM (21.0%)
----------------------
        10,957     Allied Zurich plc*................             Finance      163,990
        15,957     B.A.T. Industries plc.............     Holding Company      141,648
        60,900     British Aerospace.................       Manufacturing      517,295
        26,604     British Sky Broadcasting plc*.....          Technology      203,957
        29,527     Diageo plc........................   Consumer Products      331,872
        14,500     Glaxo Wellcome plc................               Drugs      497,246
        15,592     Imperial Chemical Industries plc..           Chemicals      134,646
        81,200     LucasVarity plc...................       Manufacturing      267,514
         9,065     Railtrack Group plc...............     Holding Company      237,108
        51,023     Somerfield plc....................              Retail      341,285
        26,800     Vodafone Group plc................           Telephone      434,330
                   -------------------------------------------------------------------
                   TOTAL UNITED KINGDOM..............                        3,270,891
                   ===================================================================
                   -------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (cost basis $13,350,112)..........                       14,983,954
                   ===================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

        SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL     SHORT-TERM                               INTEREST  MATURITY   MARKET
AMOUNT        INVESTMENT (3.8%)                        RATE      DATE       VALUE
==================================================================================
$ 600,000     R.R. Donnelley & Sons
              Company ...............................  5.100%   1/4/99   $599,745
              -------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
              (amortized cost $599,745)..............                     599,745
              ===================================================================
              -------------------------------------------------------------------
              TOTAL INVESTMENTS (99.9%)
              (amortized cost basis $13,949,857).....                  15,583,699
              ===================================================================
              -------------------------------------------------------------------
              OTHER ASSETS, LESS
              LIABILITIES (0.1%).....................                      10,952
              ===================================================================
              -------------------------------------------------------------------
              NET ASSETS (100.0%)....................                 $15,594,651
              ===================================================================

* Non-income producing security


The accompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO
                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998

          INVESTMENT OBJECTIVE:
          ---------------------
          The Portfolio seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as junk bonds.

PRINCIPAL   LONG-TERM                          INTEREST   MATURITY    MARKET
AMOUNT      OBLIGATIONS (96.3%)                RATE       DATE        VALUE
----------------------------------------------------------------------------
BEVERAGES & FOOD (3.9%)
-----------------------
 $ 500,000  Envirodyne Industries,
            Inc.............................   10.250%    12/1/01 $  400,000
   250,000  Fresh Foods, Inc................   10.750      6/1/06    235,000
   500,000  Speciality Foods
            Corporation.....................   10.250     8/15/01    455,000

            ----------------------------------------------------------------
            TOTAL FOOD & BEVERAGES..........                       1,090,000
            ================================================================

BUILDING MATERIALS (0.8%)
-------------------------
   250,000  Penhall Acquisition
            Corporation*....................   12.000      8/1/06    235,000

            ----------------------------------------------------------------
            TOTAL BUILDING MATERIALS........                         235,000
            ================================================================

CHEMICALS (2.1%)
----------------
   250,000  LaRoche Industries, Inc.........    9.500     9/15/07    200,000
   500,000  PCI Chemicals
            Canada, Inc.....................    9.250    10/15/07    385,000

            ----------------------------------------------------------------
            TOTAL CHEMICALS.................                         585,000
            ================================================================

CONSTRUCTION (4.4%)
-------------------
    500,000  American Standard, Inc.........    7.625     2/15/10    500,000
    250,000  ISG Resources, Inc.............   10.000     4/15/08    250,000
    500,000  Omega Cabinets, Ltd............   10.500     6/15/07    490,000

             ---------------------------------------------------------------
             TOTAL CONSTRUCTION.............                       1,240,000
             ===============================================================

CONSUMER PRODUCTS (4.9%)
------------------------
    250,000  Doskocil Manufacturing
             Company, Inc...................   10.125     9/15/07    235,000
  $ 500,000  Revlon Consumer
             Products Corporation...........    8.625%     2/1/08 $  455,000
    250,000  Salton/Maxim
             Housewares, Inc.*..............   10.750    12/15/05    251,562
    500,000  Samsonite Corporation..........   10.750     6/15/08    420,000

             ---------------------------------------------------------------
             TOTAL CONSUMER PRODUCTS........                       1,361,562
             ===============================================================

ENERGY-RAW MATERIALS (7.5%)
---------------------------
    500,000  Abraxas Petro
             Corporation....................   11.500     11/1/04    377,500
    500,000  Clark Refining &
             Marketing Corporation..........    8.375    11/15/07    470,000
    250,000  Crown Central
             Petroleum Corporation..........   10.875      2/1/05    240,000
    250,000  KCS Energy, Inc................   11.000     1/15/03    230,000
    250,000  Northern Offshore
             ASA*...........................   10.000     5/15/05    130,000
    250,000  Pen Holdings, Inc..............    9.875     6/15/08    250,000
    250,000  Statia Terminals
             International N.V..............   11.750    11/15/03    250,000
    500,000  Transamerican Energy
             Corporation....................   11.500     6/15/02    160,000

             ---------------------------------------------------------------
             TOTAL ENERGY-RAW MATERIALS.....                       2,107,500
             ===============================================================

FINANCIAL (1.4%)
----------------
    500,000  Imperial Credit
             Industries, Inc................    9.875     1/15/07    385,000

             ---------------------------------------------------------------
             TOTAL FINANCIAL................                         385,000
             ===============================================================

The accompanying notes to the financial statements are an integral part of this schedule.

        SCHEDULE OR INVESTMENTS AS OF DECEMBER 31, 1998

PRINCIPAL       LONG-TERM                  INTEREST   MATURITY MARKET
AMOUNT          OBLIGATIONS (96.3%)        RATE       DATE     VALUE
-----------------------------------------------------------------------
FOOD RETAILERS (3.4%)
---------------------
     $ 500,000  DiGiorgio Corporation......10.000%    6/15/07  $475,000
       500,000  Fleming Companies,
                Inc........................10.500     12/1/04   472,500
                -------------------------------------------------------
                TOTAL FOOD RETAILERS.......                     947,500
                -------------------------------------------------------

FOREST PRODUCTS & PAPER (4.0%)
------------------------------
       250,000  Four M Corporation.........12.000      6/1/06   185,000
       250,000  Gaylord Container
                Corporation................ 9.375     6/15/07   215,000
       350,000  Millar Western Forest
                Products, Ltd.............. 9.875     5/15/08   262,500
       500,000  Sweetheart Cup
                Company, Inc............... 9.625      9/1/00   450,000
                -------------------------------------------------------
                TOTAL FOREST PRODUCTS & PAPER                 1,112,500
                -------------------------------------------------------

HEALTH CARE (5.0%)
------------------
       500,000  ICN Pharmaceuticals,
                Inc........................ 9.250     8/15/05   512,500
       500,000  Paragon Health
                Network, Inc............... 9.500     11/1/07   385,000
       500,000  Tenet Healthcare
                Corporation*............... 8.125     12/1/08   512,500
                -------------------------------------------------------
                TOTAL HEALTH CARE..........                   1,410,000
                -------------------------------------------------------

LEISURE (8.2%)
--------------
       250,000  Booth Creek Ski
                Holdings, Inc..............12.500     3/15/07   247,500
       500,000  Grand Casinos, Inc.........10.125     12/1/03   545,000
       250,000  HMH Properties, Inc........ 7.875      8/1/05   243,750
       250,000  Harrahs Operating
                Company.................... 7.875    12/15/05   252,769
       250,000  Livent, Inc................ 9.375    10/15/04   100,000
       250,000  Regal Cinemas, Inc......... 9.500      6/1/08   260,000
       500,000  Riviera Holding
                Corporation................10.000     8/15/04   425,000
       238,703  United Artists Theatre
                Circuit, Inc............... 9.300      7/1/15   223,333
                -------------------------------------------------------
                TOTAL LEISURE..............                   2,297,352
                -------------------------------------------------------

MEDIA (0.9%)
------------
       250,000  Premier Graphics, Inc.*....11.500     12/1/05   248,750
                -------------------------------------------------------
                TOTAL MEDIA................                     248,750
                -------------------------------------------------------

MEDIA-BROADCASTING (3.8%)
-------------------------
     $ 250,000  Allbritton
                Communications, Inc........ 9.750%   11/30/07  $265,000
       250,000  Chancelor Media
                Corporation*............... 8.000     11/1/08   255,625
       500,000  Spanish Broadcasting
                Systems, Inc...............11.000     3/15/04   530,000
                -------------------------------------------------------
                TOTAL MEDIA-BROADCASTING...                   1,050,625
                -------------------------------------------------------

MEDIA-CABLE (5.7%)
------------------
       500,000  CSC Holdings, Inc.......... 7.875     2/15/18   518,300
       500,000  Century Communications
                Corporation................ 8.750     10/1/07   550,000
       500,000  James Cable
                Partners, L.P..............10.750     8/15/04   520,000
                -------------------------------------------------------
                TOTAL MEDIA-CABLE..........                   1,588,300
                -------------------------------------------------------

METALS-DIVERSIFIED (3.8%)
-------------------------
       500,000  Algoma Steel
                Corporation................12.375     7/15/05   380,000
       500,000  Bayou Steel
                Corporation................ 9.500     5/15/08   470,000
       250,000  Sheffield Steel
                Corporation................11.500     12/1/05   212,500
                -------------------------------------------------------
                TOTAL METALS-DIVERSIFIED...                   1,062,500
                -------------------------------------------------------

MANUFACTURING-AUTO (2.6%)
-------------------------
       250,000  Talon Automotive
                Group, Inc................. 9.625      5/1/08   237,500
       500,000  Trident Automotive
                Group, Inc.................10.000    12/15/05   495,000
                -------------------------------------------------------
                TOTAL MANUFACTURING-AUTO...                     732,500
                -------------------------------------------------------

MISCELLANEOUS MANUFACTURING (11.7%)
-----------------------------------
       250,000  Applied Extrusion
                Technologies, Inc..........11.500      4/1/02   260,625
       500,000  Day International
                Group, Inc.................11.125      6/1/05   527,500
       250,000  Derlan Manufacturing
                Corporation................10.000     1/15/07   200,000
       250,000  High Voltage Engineering
                Corporation................10.500     8/15/04   236,250
       250,000  IMPAQ Group, Inc...........10.125     3/15/08   251,250
       250,000  Indesco International,
                Inc........................ 9.750     4/15/08   235,000


The accompanying notes to the financial statements are an integral part of this schedule.

                SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1998


PRINCIPAL  LONG-TERM                  INTEREST   MATURITY   MARKET
AMOUNT     OBLIGATIONS (96.3%)        RATE       DATE       VALUE
--------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING-CONTINUED
-------------------------------------
$ 385,000  Interlake Corporation..... 12.125%     3/1/02  $  392,700
  250,000  Key Components
           Corporation............... 10.500      6/1/08     235,000
  350,000  Morris Materials
           Handling Corporation......  9.500      4/1/08     259,000
  500,000  Paragon Corporate
           Holdings..................  9.625      4/1/08     423,750
  250,000  WR Carpenter North
           America, Inc.............. 10.625     6/15/07     253,125
           ---------------------------------------------------------
           TOTAL MISCELLANEOUS MANUFACTURING.............  3,274,200
           ---------------------------------------------------------

POLLUTION CONTROL (0.8%)
------------------------
  250,000  Envirosource, Inc.........  9.750     6/15/03     225,000
           ---------------------------------------------------------
           TOTAL POLLUTION CONTROL.......................    225,000
           ---------------------------------------------------------

RESTAURANTS/FOOD SERVICES (3.5%)
--------------------------------
  250,000  Ameriserv Food
           Distribution, Inc.........  8.875    10/15/06     231,250
  250,000  American Restaurant
           Group, Inc................ 11.500     2/15/03     217,500
  500,000  Tricon Global
           Restaurants, Inc..........  7.650     5/15/08     522,673
           ---------------------------------------------------------
           TOTAL RESTAURANTS/FOOD SERVICES...............    971,423
           ---------------------------------------------------------

RETAIL STORES (1.9%)
--------------------
  500,000  The Pantry, Inc........... 10.250    10/15/07     523,750
           ---------------------------------------------------------
           TOTAL RETAIL STORES...........................    523,750
           ---------------------------------------------------------

TECHNOLOGY (1.7%)
-----------------
  500,000  Viasystems, Inc...........  9.750      6/1/07     467,500
           ---------------------------------------------------------
           TOTAL TECHNOLOGY..............................    467,500
           ---------------------------------------------------------

TELECOMMUNICATIONS (5.9%)
-------------------------
  250,000  Call-Net Enterprises,
           Inc.......................  8.000     8/15/08     241,250
  500,000  Comcast Cellular
           Holdings, Inc.............  9.500      5/1/07     530,000
  250,000  Globalstar, L.P........... 11.375     2/15/04     188,750
  500,000  Iridium Capital
           Corporation............... 11.250     7/15/05     430,000
  250,000  Metrocall, Inc.*.......... 11.000     9/15/08     251,250

           ---------------------------------------------------------
           TOTAL TELECOMMUNICATIONS......................  1,641,250
           ---------------------------------------------------------

TEXTILE (2.2%)
--------------
$ 250,000   Anvil Knitwear, Inc......  10.875%    3/15/07   $162,500
  250,000   NTEX, Incorporated.......  11.500      6/1/06    235,000
  250,000   WorldTex, Inc............   9.625    12/15/07    222,500
           ---------------------------------------------------------
            TOTAL TEXTILE................................    620,000
           ---------------------------------------------------------

TRANSPORTATION (2.7%)
---------------------
  500,000   Allied Holdings, Inc.....   8.625     10/1/07    507,500
  250,000   Petro Stopping
            Center, L.P..............  10.500      2/1/07    261,250
           ---------------------------------------------------------
            TOTAL TRANSPORTATION.........................    768,750
           ---------------------------------------------------------

UTILITIES (3.5%)
----------------
  250,000   CalEnergy Co., Inc.......   7.230     9/15/05    260,839
  500,000   Energy Corporation
            of America...............   9.500     5/15/07    462,500
  250,000   Niagara Mohawk Power
            Corporation..............   7.625     10/1/05    261,645
           ---------------------------------------------------------
            TOTAL UTILITIES..............................    984,984
           ---------------------------------------------------------
           ---------------------------------------------------------
            TOTAL LONG-TERM FIXED INCOME OBLIGATIONS
            (amortized cost basis $29,414,167)...........$26,930,946
           ---------------------------------------------------------

PRINCIPAL  SHORT-TERM                 INTEREST  MATURITY    MARKET
AMOUNT     OBLIGATIONS (1.4%)         RATE      DATE        VALUE
----------------------------------------------------------------------
$ 385,000   Federal Home
            Loan Mortgage
            Corporation..............   4.500%     1/4/99     $384,856
           -----------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (amortized cost basis $384,856)...............     384,856
           -----------------------------------------------------------
           -----------------------------------------------------------
            TOTAL INVESTMENTS (97.7%)
            (amortized cost basis $29,799,023)............  27,315,802
           -----------------------------------------------------------
           -----------------------------------------------------------
            OTHER ASSETS, LESS LIABILITIES (2.3%).........     649,652
           -----------------------------------------------------------
           -----------------------------------------------------------
            NET ASSETS (100.0%)........................... $27,965,454
           -----------------------------------------------------------


  *144A security

(a) The interest rate shown reflects the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                    AAL VARIABLE PRODUCT SERIES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                            AS OF DECEMBER 31, 1998

                                                                        MONEY
                                                                        MARKET           BOND              BALANCED
                                                                        PORTFOLIO        PORTFOLIO         PORTFOLIO
=======================================================================================================================
ASSETS
------
Investments, at cost..................................................  $33,004,010      $41,502,065       $458,517,775
-----------------------------------------------------------------------------------------------------------------------
Investments, at value.................................................  $33,004,010      $42,608,366       $547,027,917
Cash..................................................................          330              550                346
Dividends and interest receivable.....................................           --          509,556          2,817,267
Receivable for investments sold.......................................           --               --                 --
Receivable for fund shares sold.......................................      733,507           15,874            195,963
Receivable for forward contracts......................................           --               --                 --

-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS..........................................................  $33,737,847      $43,134,346       $550,041,493
=======================================================================================================================

LIABILITIES
-----------
Payable for investments purchased.....................................  $        --      $   887,049       $  4,086,101
Payable for forward contracts.........................................           --               --                 --
Income distributions payable..........................................        4,523               --                 --
Payable for fund shares reacquired....................................      153,784           27,940            473,184
Investment advisory fee payable.......................................        8,678           12,189            145,293

-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES.....................................................      166,985          927,178          4,704,578
=======================================================================================================================

NET ASSETS:
----------
Capital stock - par value  ($0.001/share).............................       33,571            4,075             34,158
Capital stock - additional paid-in capital............................   33,537,291       41,188,250        452,385,599
Undistributed net investment income...................................           --            1,946             33,176
Undistributed net realized gain (loss)................................           --          (93,404)         4,373,840
Net unrealized appreciation (depreciation) on investments.............           --        1,106,301         88,510,142
Net unrealized depreciation on foreign currency contracts.............           --               --                 --
Net unrealized appreciation on currency related transactions..........           --               --                 --
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS......................................................   33,570,862       42,207,168        545,336,915
=======================================================================================================================
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND NET ASSETS......................................  $33,737,847      $43,134,346       $550,041,493
=======================================================================================================================
CAPITAL SHARES OUTSTANDING (2 BILLION SHARES AUTHORIZED)..............   33,570,862        4,074,947         34,157,278
NET ASSET VALUE PER SHARE.............................................  $      1.00      $     10.36       $      15.97

        Large                Small             International
        Company              Company           Stock             High Yield
        Stock Portfolio      Stock Portfolio   Portfolio         Bond Portfolio
================================================================================
        $401,281,671         $212,478,008      $13,949,857       $29,799,023
--------------------------------------------------------------------------------
        $571,937,879         $198,314,800      $15,583,699       $27,315,802
                 969                  708           19,508               283
             601,400              117,291           25,258           645,684
                  --                   --           22,084                --
             335,793               60,077           25,684            17,391
                  --                   --        1,222,527                --

--------------------------------------------------------------------------------
        $ 572,876,041        $198,492,876      $16,898,760       $27,979,160
================================================================================

        $          --        $         --      $     1,589       $        --
                   --                  --        1,290,396                --
                   --                  --               --                --
              364,443             117,250            1,921             4,331
              150,612              55,062           10,203             9,375

--------------------------------------------------------------------------------
              515,055             172,312        1,304,109            13,706
================================================================================

               24,989              16,000            1,411             3,125
          400,357,567         212,183,023       14,362,370        30,672,417
               16,915               4,335          132,764             2,030
            1,305,307             280,414         (468,877)         (228,897)
          170,656,208         (14,163,208)       1,633,842        (2,483,221)
                   --                  --          (67,869)               --
                   --                  --            1,010                --

--------------------------------------------------------------------------------
          572,360,986         198,320,564       15,594,651        27,965,454
================================================================================
--------------------------------------------------------------------------------
        $ 572,876,041        $198,492,876      $16,898,760       $27,979,160
================================================================================
           24,988,657          15,999,584        1,411,474         3,124,985
        $       22.90        $      12.40      $     11.05       $      8.95

The accompanying notes to be financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                    AAL VARIABLE PRODUCT SERIES FUND, INC.
                           STATEMENTS OF OPERATIONS
             FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED


                                                            MONEY
                                                            MARKET            BOND            BALANCED
                                                           PORTFOLIO        PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------
Dividends.................................................. $       --       $       --       $ 3,468,329
Interest................................................... $1,608,646       $2,112,782       $12,333,554
Foreign dividend withholding...............................         --               --                --
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                      1,608,646        2,112,782        15,801,883
==========================================================================================================================

EXPENSES
--------
Adviser fees...............................................    101,533          111,756         1,403,423
Sub-Adviser fees...........................................         --               --                --
Professional fees..........................................     11,209           15,399            28,067
Custody fees...............................................      7,180            8,701            83,430
Registration fees..........................................         50               50                50
Printing and postage expense...............................      5,528            6,089            81,214
Pricing of investments.....................................        852           10,090            26,371
Director fees..............................................        509              560             7,471
Director and officer insurance fees........................        544              599             7,989
Fidelity bond insurance fees...............................        207              228             3,047
--------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES BEFORE REIMBURSEMENT                            127,612          153,472         1,641,062
==========================================================================================================================
Less expenses reimbursed by Adviser (Note 3)...............    (26,079)         (41,716)         (237,639)
--------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                   101,533          111,756         1,403,423
==========================================================================================================================
NET INVESTMENT INCOME                                        1,507,113        2,001,026        14,398,460
==========================================================================================================================

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
-----------------------------------------------------
Net realized gains (losses) on investments.................         --          (50,207)       12,604,950
Net realized losses on foreign currency transactions.......         --               --                --
Change in net unrealized appreciation/depreciation
on investments.............................................         --          641,462        48,279,299
Change in net unrealized appreciation/depreciation
   on foreign currency transactions........................         --               --                --
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS..         --          591,255        60,884,249
===========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS.............................................. $1,507,113       $2,592,281       $75,282,709
===========================================================================================================================

                                                                                                  FOR THE PERIOD OF MARCH 2, 1998
                                                                                                         TO DECEMBER 31, 1998
                                                                                                  --------------------------------
                                                                  Large               Small           International
                                                                  Company             Company            Stock          High Yield
                                                                  Stock Portfolio     Stock Portfolio  Portfolio     Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------
Dividends..................................................       $  6,547,067          $ 1,486,730     $208,845       $        --
Interest...................................................       $    246,344          $   135,675     $ 35,321       $ 1,994,800
Foreign dividend withholding...............................                 --                   --      (24,686)               --
------------------------------------------------------------------------------------------------------------------------------------

Total Investment Income                                           $  6,793,411          $ 1,622,405     $ 219,480      $ 1,994,800
====================================================================================================================================


EXPENSES
--------
Adviser fees...............................................          1,454,419              628,572        27,844           29,965
Sub-Adviser fees...........................................                 --                   --        57,830           49,941
Professional fees..........................................             28,O85               20,084        16,454           14,738
Custody fees...............................................             78,320               73,187        25,359            4,115
Registration fees..........................................                 50                   50            50               50
Printing and postage expense...............................             84,467               34,241         2,044            3,827
Pricing of investments.....................................              9,849                8,994         8,863            4,320
Director fees..............................................              7,770                3,150           188              352
Director and officer insurance fees........................              8,309                3,368           201              376
Fidelity bond insurance fees...............................              3,169                1,285            77              144
------------------------------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES BEFORE REIMBURSEMENT                                  1,674,438              772,931        138,910         107,828
====================================================================================================================================
Less expenses reimbursed by Adviser (Note 3)...............           (220,019)            (144,359)       (53,236)        (27,922)
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                         1,454,419              628,572         85,674          79,906
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                5,338,992              993,833        133,806       1,914,894
====================================================================================================================================

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
-----------------------------------------------------
Net realized gains (losses) on investments.................          1,543,018           31,291,369       (382,552)       (228,897)
Net realized losses on foreign currency transactions.......                 --                   --        (86,325)             --
Change in net unrealized appreciation/depreciation
   investments.............................................        103,777,073          (33,956,589)       909,869      (2,483,221)
Change in net unrealized appreciation/depreciation
   on foreign currency transactions........................                 --                   --        657,114              --
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS          105,320,091           (2,665,220)     1,098,106      (2,712,118)
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     $110,659,083          $(1,671,387)    $1,231,912     $  (797,224)
====================================================================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

                    AAL VARIABLE PRODUCTS ANNUAL REPORT

                    AAL VARIABLE PRODUCT SERIES FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                        MONEY MARKET                    BOND
                                                                         PORTFOLIO                    PORTFOLIO
                                                              ----------------------------   ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                12/31/97        12/31/98         12/3197       12/31/98
------------------------------------------------------------------------------------------   ----------------------------
OPERATIONS
----------
Net investment income..................................        $  1,122,333    $  1,507,113   $ 1,380,310   $ 2,001,026
Net realized gains (losses) on investments.............                   -               -       (29,923)      (50,207)
Net realized gains (losses) on currency transactions...                   -               -             -             -
Change in net unrealized appreciation/depreciation
 on investments........................................                   -               -       603,559       641,462
Change in net unrealized appreciation/depreciation
 on currency transactions..............................                   -               -             -             -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   1,122,333       1,507,113     1,953,946     2,592,281
=========================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------
From net investment income.............................          (1,122,333)     (1,507,113)   (1,379,645)   (2,000,563)
From net realized gains................................                   -               -             -             -
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (1,122,333)     (1,507,113)   (1,379,645)   (2,000,563)
==========================================================================================================================

FUND SHARE TRANSACTIONS
-----------------------
Net proceeds from shares sold..........................          159,245,610     191,480,061   10,281,056    22,670,325
Reinvested distributions...............................            1,100,286       1,506,393    1,058,145     1,895,857
Cost of shares redeemed................................         (152,010,636)   (184,875,885)  (2,870,211)   (9,660,392)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS            8,335,260       8,110,569    8,468,990    14,905,790
=========================================================================================================================
TOTAL INCREASE IN NET ASSETS                                       8,335,260       8,110,569    9,043,291    15,497,508
=========================================================================================================================
NET ASSETS BEGINNING OF YEAR                                      17,125,033      25,460,293   17,666,369    26,709,660
=========================================================================================================================
Net Assets End of  Year                                        $  25,460,293   $  33,570,862  $26,709,660   $42,207,168
=========================================================================================================================
Accumulated Undistributed Net Investment Income                $           -   $           -  $     1,483   $     1,946
=========================================================================================================================

          BALANCED                      LARGE COMPANY               SMALL COMPANY            INTERNATIONAL        HIGH YIELD
         PORTFOLIO                     STOCK PORTFOLIO              STOCK PORTFOLIO         STOCK PORTFOLIO    BOND PORTFOLIO
-----------------------------  ------------------------------   ------------------------   ----------------   ----------------
  YEAR ENDED     YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED      PERIOD ENDED        PERIOD ENDED
  12/31/97        12/31/98         12/31/97      12/31/98        12/31/97      12/31/98        12/31/98(a)         12/31/98(a)
=============================  ==============================   ========================   ================   ================
  $ 7,513,161    $14,398,460     $3,216,560      5,383,992     $  884,984      $993,833       133,806        $ 1,914,894
      137,873     12,604,956        434,187      1,543,018      7,349,423    31,291,369      (382,552)          (228,897)
            -              -              -             -               -             -       (86,325)                 -
   30,989,614     48,279,299     52,537,005    103,777,073     14,034,350   (33,956,589)      909,869         (2,483,221)
            -              -              -             -               -             -       657,114                  -
------------------------------------------------------------------------------------------------------------------------------
 $ 38,640,612     75,282,709     56,187,752    110,659,083  $  22,268,757    (1,671,387)    1,231,912           (797,224)
==============================================================================================================================

   (7,513,493)   (14,369,203)    (3,209,032)    (5,336,089)      (878,381)     (999,834)       (1,042)        (1,912,864)
     (101,264)    (8,256,035)      (327,630)      (346,756)    (6,934,221)  (31,505,205)            -                  -
------------------------------------------------------------------------------------------------------------------------------
   (7,614,757)   (22,625,238)    (3,536,662)    (5,682,845)    (7,812,602)  (32,505,039)       (1,042)        (1,912,864)
==============================================================================================================================

  167,791,417    185,868,086    160,771,504    165,392,423     71,181,154    58,516,806    14,856,874         31,385,553
    7,505,192     22,625,238      3,512,734      5,682,845      7,800,139    32,505,039           302            438,864
  (26,338,793)   (22,315,220)   (18,548,828)   (22,165,710)   (10,719,186)  (11,452,507)     (493,395)        (1,148,875)
------------------------------------------------------------------------------------------------------------------------------
  148,957,816    186,178,104    145,735,410    148,909,558    68,262,107     79,569,338     14,363,781        30,675,542
==============================================================================================================================
  179,983,671    238,835,575    198,386,500    253,885,796    82,718,262     45,392,912     15,594,651        27,965,454
==============================================================================================================================
  126,517,669    306,501,340    120,088,690    318,475,190    70,209,390    152,927,652             -                  -
==============================================================================================================================
 $306,501,340   $545,336,915   $318,475,190   $572,360,986  $152,927,652   $198,320,564   $ 15,594,651       $27,965,454
==============================================================================================================================
 $      3,919   $     33,176   $     14,012   $     16,915       $10,336   $      4,335   $    132,764            $2,030
==============================================================================================================================

(a) Since inception March 2, 1998.

The accompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUALREPORT


                    AAL VARIABLE PRODUCT SERIES FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1998


(A) ORGANIZATION
----------------

The AAL Variable Product Series Fund, Inc. (the "Fund") is a corporation organized under the laws of the State of Maryland and registered under the Investment Company Act of 1940, as amended, as an open-ended diversified management company. The Fund is a 'series" fund consisting of seven separate investment portfolios (known as the Money Market, Bond, Balanced, Large Company Stock, Small Company Stock, International Stock and High Yield Bond Portfolios, collectively the "Portfolios"). The International Stock Portfolio and High Yield Bond Portfolio commenced operations March 2, 1998. Shares of the Fund are currently sold only to the AAL Variable Annuity Account I and the AAL Variable Life Account I (the "Variable Accounts") to fund benefits under certificates of membership related to the flexible premium deferred variable annuity issued by Aid Association for Lutherans ("AAL").

On February 13, 1998, the shareholders of The Small Company Stock Portfolio changed its tracking index to the S&P SmallCap 600 Index.

(B) SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------
VALUATION OF INVESTMENTS Securities traded on national securities exchanges and NASDAQ are valued at the last reported sales price. Fixed income securities are valued at market using quotations provided by an independent pricing service. The Money Market Portfolio, and other Portfolios which hold money market instruments with a remaining maturity of 60 days or less, value securities at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Directors.

FOREIGN CURRENCY TRANSLATION The books and records of the Portfolios are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. However, for federal income tax purposes the portfolio does treat as ordinary income the effect of changes in foreign exchange arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

FOREIGN CURRENCY CONTRACTS In connection with purchases and sales of securities denominated in foreign currencies, the International Stock Portfolio may enter into forward currency contracts. Additionally, The International Stock Portfolio may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market values, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counter parties fail to settle these forward contracts, the International Stock Portfolio could be exposed to foreign currency fluctuations.

FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and intends to distribute to shareholders as dividends, substantially all the net investment income and net realized capital gains, if any, of the Fund. As of December 31, 1998, the Bond Portfolio has capital loss carryforwards of $2,188 expiring in 2003; $7,782 expiring in 2004; $22,408 expiring in 2005 and $61,026 expiring in 2006. The High Yield Bond and International Stock Portfolios have loss carryforwards of $228,897 and $468,877, respectively, expiring in 2006. It is management's intention to make no distribution of any future realized capital gains related to these Portfolios until the federal income tax capital loss carryforwards are exhausted.

DISTRIBUTIONS TO SHAREHOLDERS All of the Portfolios intend to distribute all their net investment income and net realized capital gains, if any, as dividends. The Bond, Balanced, Large Company Stock, Small Company Stock and High Yield Bond Portfolios expect to declare and pay net investment income dividends monthly and net realized capital gains, if any, annually. The Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly. The International Stock Portfolio expects to declare and pay income and net realized capital gains, if any, annually. Dividends to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSES The Funds are charged for those expenses that are directly attributed to each Portfolio, such as advisory, custodian, and shareholder service fees. Expenses that are not directly attributable to a Portfolio are typically allocated among the Funds' Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

OTHER For financial statement purposes investment transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes amortization of premiums and discounts.

Realized gains and losses from investment transactions are determined on a specific cost identification basis.

(C) INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH RELATED PARTIES
------------------------------------------------------------------

The Fund has entered into an Investment Advisory Agreement with AAL relating to the management of the Portfolios and pays an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets up to $250,000,000 and 0.30% of the average daily net assets in excess of that amount for the Money Market, Bond, Balanced, Large and Small Company Stock Portfolios; 0.80% of the average daily assets for the International Stock Portfolio; and 0.40% of the average daily assets for the High Yield Bond Portfolio.

The Fund has also entered into an Investment Sub-Advisory Agreement with AAL Capital Management Corporation "CMC"), an affiliate of AAL, for the High Yield Bond Portfolio. The sub-advisory fee, which is paid by AAL, is equal to an annual fee of .25% of average daily net assets. Additionally, AAL has entered into a Sub-Advisory Agreement with Oechsle International Advisors, LLC. (Sub-Adviser) for the International Stock Portfolio. The sub-advisory fee, which is paid by AAL, is equal to an annual fee of 0.54% of assets under management for the first $20 million, 0.45% of assets under management for the next $30 million and 0.36% for assets under management over $50 million. In addition, AAL has agreed to either pay on behalf of the Fund or reimburse the Fund for substantially all of its operating expenses, other than the aforementioned investment advisory fees, brokerage commissions, and certain extraordinary items such as litigation expenses or income tax liabilities. AAL may withdraw this reimbursement agreement on 30 days written notice to the Fund.

The Investment Advisory Agreement anticipates that AAL will provide certain administrative and accounting services to the Fund, or that AAL will arrange for such services to be provided by a third party. AAL has entered into an Administrative Services Agreement with CMC, pursuant to which CMC agrees to provide these administrative and accounting services on behalf of the Fund. Fees which CMC is entitled to receive for providing such services under the terms of the Administrative Services Agreement are paid by AAL out of the advisory fees it receives from the Fund, and therefore do not result in any additional expense to the Fund. This agreement terminated on December 31, 1998.

Certain officers and directors of the Fund are also officers of AAL and CMC. For the year ended December 31, 1998, directors of the Fund not affiliated with AAL or CMC received director fees in the aggregate amount of $20,000. No remuneration has been paid by the Fund to officers or directors affiliated with AAL or CMC. At December 31, 1998, all of the shares of each Portfolio are owned by AAL and The AAL Variable Accounts.

(D) LINE OF CREDIT
------------------

The Fund has an available line of credit of $5,000,000 and a standby line of credit of $15,000,000. However, each Portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets and must be only from a bank as a temporary measure for extraordinary or emergency purposes. The Fund pays a facility fee related to the line of credit of 0.05% per annum of the average amount of available line of credit, such fee to be paid quarterly in arrears on the last day of each and every March, June, September and December. Borrowings under this agreement bear interest prior to maturity either at a floating rate per annum, which approximates the then current prime commercial rate with changes in the interest rate by virtue of a change in such prime commercial rate, or, at the Fund's request, if the bank so agrees, at a short-term fixed rate of interest.

(E) CAPITAL SHARE TRANSACTIONS
------------------------------
Transactions in Fund shares for the year and periods ended December 31, 1997 and 1998, were as follows:

                                              MONEY MARKET PORTFOLIO
                                           ----------------------------
                                            YEAR ENDED      YEAR ENDED
                                             12/31/97        12/31/98
-------------------------------------------------------------------------
Shares sold                                 159,245,610    191,480,061
Reinvested distributions                      1,100,286      1,506,393
Shares redeemed                            (152,010,636)  (184,875,885)
-------------------------------------------------------------------------
Net Increase                                  8,335,260      8,110,569
=========================================================================

                                                    BOND PORTFOLIO
                                              ---------------------------
                                              YEAR ENDED     YEAR ENDED
                                               12/31/97       12/31/98
-------------------------------------------------------------------------
Shares sold                                   1,030,031      2,199,861
Reinvested distributions                        106,366        184,608
Shares redeemed                                (288,321)      (941,937)
-------------------------------------------------------------------------
Net Increase                                    848,076      1,442,532
=========================================================================

                                                   BALANCED PORTFOLIO
                                              ---------------------------
                                              YEAR ENDED      YEAR ENDED
                                               12/31/97        12/31/98
-------------------------------------------------------------------------
Shares sold                                  12,757,483     12,360,090
Reinvested distributions                        563,775      1,465,150
Shares redeemed                              (2,089,461)    (1,482,283)
-------------------------------------------------------------------------
Net Increase                                 11,231,797     12,342,957
=========================================================================

                                            LARGE COMPANY STOCK PORTFOLIO
                                            -----------------------------
                                             YEAR ENDED       YEAR ENDED
                                             12/31/97          12/31/98
-------------------------------------------------------------------------
Shares sold                                   9,946,832      8,178,403
Reinvested distributions                        209,770        274,516
Shares redeemed                              (1,203,965)    (1,098,049)
-------------------------------------------------------------------------
Net Increase                                  8,952,637      7,354,870
=========================================================================

                                                SMALL COMPANY STOCK PORTFOLIO
                                                -----------------------------

                                           YEAR ENDED                          YEAR ENDED
                                            12/31/97                           12/31/98
====================================================================================================================
Shares sold                                   4,949,038                         3,841,755
Reinvested distributions                        529,743                         2,680,258
Shares redeemed                                (804,537)                         (797,140)
--------------------------------------------------------------------------------------------------------------------
Net Increase                                  4,674,244                         5,724,873
====================================================================================================================

                                                 INTERNATIONAL STOCK PORTFOLIO
                                                 -----------------------------

                                                     PERIOD 3/2/98 TO
                                                        12/31/98
====================================================================================================================
Shares sold                                          1,459,457
Reinvested distributions                                    27
Shares redeemed                                        (48,010)
--------------------------------------------------------------------------------------------------------------------
Net Increase                                         1,411,474
====================================================================================================================

                                                 HIGH YIELD BOND PORTFOLIO
                                                 -------------------------

                                                     PERIOD 3/2/98 TO
                                                        12/31/98
====================================================================================================================
Shares sold                                          3,199,146
Reinvested distributions                                47,812
Shares redeemed                                       (121,973)
--------------------------------------------------------------------------------------------------------------------
Net Increase                                         3,124,985
====================================================================================================================

(F) INVESTMENT TRANSACTIONS
---------------------------

For the year ended December 31, 1998, the cost of investment securities purchased and the proceeds from investment securities sold (not including short-term investments and U.S. Government Obligations) were as follows:

PORTFOLIO                                              PURCHASES                SALES
====================================================================================================================
Bond                                                  $ 13,227,023             $  2,423,232
Balanced                                               179,178,277               48,846,337
Large Company Stock                                    154,244,498                6,783,592
Small Company Stock                                    232,195,639              182,787,512
International Stock                                     17,459,597                3,726,933
High Yield Bond                                         35,242,298                5,609,200
====================================================================================================================

For the year ended December 31, 1998, the Portfolios purchased and sold the following in U.S. Government Obligations

PORTFOLIO                                              PURCHASES                SALES
====================================================================================================================
Bond                                                  $  7,191,805             $  3,280,845
Balanced                                                56,059,698               31,437,364
--------------------------------------------------------------------------------------------------------------------

The gross and net unrealized appreciation and depreciation on investments at December 31, 1998, were as follows:


                                                                                             12/31/98
                                                                                ------------------------------------

                                                                                                     NET UNREALIZED
                                                                                                       APPRECIATION
PORTFOLIO                                             APPRECIATION       (DEPRECIATION)               (DEPRECIATION)
====================================================================================================================
Bond                                                $  1,233,637         $   (127,336)               $  1,106,301
Balanced                                              94,535,519           (6,025,377)                 88,510,142
Large Company Stock                                  182,944,173          (12,287,965)                170,656,208
Small Company Stock                                   23,965,085          (38,128,293)                (14,163,208)
International Stock                                    2,287,045             (721,072)                  1,565,973
High Yield Bond                                          266,287           (2,749,508)                 (2,483,221)
--------------------------------------------------------------------------------------------------------------------

As of December 31, 1998, the cost of investment for federal income tax purposes was the same as book except for the Balanced, Large Company Stock, Small Company Stock and International Stock Portfolios which are $458,893,362; $401,284,877; $212,711,768; and $13,971,880, respectively. Any differences between book and federal income tax basis are due to wash sale losses.

(G) FORWARD CURRENCY CONTRACTS
------------------------------

As of December 31, 1998, the International Stock Portfolio had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $67,869.

SETTLEMENT DATE                    CURRENCY TO              U.S. VALUE                   CURRENCY TO BE             U.S. VALUE AT
THROUGH                            BE DELIVERED              12/31/98                    RECEIVED                     12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
01/04/99              24           German Deutsche Mark    $       15              8     U.S. Dollar                   $        8
01/04/99            (234)          U.S. Dollar                   (233)          (140)    British Pound                       (234)
01/05/99          (1,354)          U.S. Dollar                 (1,344)          (808)    British Pound                     (1,354)
01/29/99         110,420           French Franc                19,767         19,619     U.S. Dollar                       19,619
02/26/99     126,000,000           Japanese Yen             1,124,172      1,055,542     U.S. Dollar                    1,055,542
03/04/99         280,000           New Zealand Dollar         148,019        148,946     U.S. Dollar                      148,946
                                                           -----------                                                -------------
                                                           $1,290,396                                                  $1,222,527
                                                           -----------                                                -------------

(H) SPECIAL SHAREHOLDER MEETING-UNAUDITED
-----------------------------------------

A special meeting of shareholders of the AAL Variable Product Small Company Stock Portfolio of the AAL Variable Product Series Fund, Inc. was held February 13, 1998, at which time a proposal to change the Portfolio's fundamental investment objective was approved.

                                                                                                 %
                                                                  VOTES                      OF VOTES                    TOTAL
                                                                   FOR                          FOR                      VOTES
                                                             -----------------------------------------------------------------------

Actual Votes Received from Contract Owners..............          4,074,401.795               97.447%                 4,181,132.818
Echo Vote of Unvoted Units..............................          4,949,959.584               97.447%                 5,079,626.288
Unit Summary............................................          9,204,361.379               97.447%                 9,260,759.106
Echo Vote of Fund Shares................................          9,163,183.377               97.447%                 9,403,214.616

A special meeting of shareholders of the AAL Variable Product International Stock Portfolio of the AAL Variable Product Series Fund, Inc. was held August 14, 1998, at which time a new sub-advisory agreement by and among the Fund, Aid Association for Lutherans and Oechsle International Advisors, LLC was approved.

                                                                                                 %
                                                                  VOTES                      OF VOTES                    TOTAL
                                                                   FOR                          FOR                      VOTES
                                                             -----------------------------------------------------------------------

Actual Votes Received from Contract Owners..............            103,793.575                 89.9%                   115,448.255
Echo Vote of Unvoted Units..............................             77,795.100                 89.9%                    86,530.327
Unit Summary............................................            181,588.763                 89.9%                   201,978.492
Echo Vote of Fund Shares................................            180,900.759                 89.9%                   201,213.235

A special meeting of shareholders of the AAL Variable Product Series Fund, Inc. was held October 30, 1998, to vote on two separate issues: (1) election of the Board of Directors and (2) ratification of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1998. Following are the results for each issue:


(1)  DIRECTOR                                 VOTES           % OF SHARES VOTED
     ==========================================================================================
     Ronald G. Anderson
     Affirmative.....................      36,995,976.513              98.84%
     Withhold........................         434,857.325               1.16%

     ------------------------------------------------------------------------------------------

     Richard L. Gady
     Affirmative.....................      37,001,327.140              98.85%
     Withhold........................         429,506.648               1.15%

     ------------------------------------------------------------------------------------------

     Lawrence M. Woods
     Affirmative.....................      37,004,675.012              98.86%
     Withhold........................         426,158.776               1.14%

     ------------------------------------------------------------------------------------------

     F. Gregory Campbell
     Affirmative.....................      36,992,690.078              98.83%
     Withhold........................         438,143.710               1.17%

     ------------------------------------------------------------------------------------------

     John O. Gilbert
     Affirmative.....................      37,023,177.083              98.91%
     Withhold........................         407,656.705               1.09%

     ------------------------------------------------------------------------------------------

     Steven A. Weber
     Affirmative.....................      36,992,559.312              98.83%
     Withhold........................         438,274.476               1.17%

     ------------------------------------------------------------------------------------------

     Edward W. Smeds
     Affirmative.....................      36,965,926.332              98.76%
     Withhold........................         464,907.456               1.24%

     ------------------------------------------------------------------------------------------

(2)  RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.
     ==========================================================================================

     Affirmative.....................      36,742,099.078              98.16%
     Against.........................          99,017.801               0.26%
     Abstain.........................         589,716.909               1.58%

     ------------------------------------------------------------------------------------------


     Notes to Financial Statements

                      This Page Intentionally Left Blank

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                    AAL Variable Product Series Fund, Inc.
                           Financial Highlights

The following table presents per share information for each Portfolio of the AAL Variable Product Series Fund, Inc. for the period presented, which should be read in conjunction with the financial statements and the related notes.

                                                                                        MONEY MARKET PORTFOLIO
                                                                          ----------------------------------------------------
                                                                                            YEAR          YEAR       YEAR
                                                                          PERIOD ENDED      ENDED         ENDED      ENDED
                                                                           12/31/95 (A)   12/31/96      12/31/97    12/31/98
==============================================================================================================================
NET ASSET VALUE: BEGINNING OF PERIOD                                         $  1.00        $ 1.00        $ 1.00      $  1.00
==============================================================================================================================

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income....................................                       0.03          0.05          0.05         0.05
Net realized and unrealized gains (losses)
 on investments..........................................                        -             -             -            -
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                0.03          0.05          0.05         0.05
==============================================================================================================================

LESS DISTRIBUTIONS
------------------
From investment income...................................                      (0.03)        (0.05)        (0.05)       (0.05)
From realized gains......................................                        -             -             -            -
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS......................................                      (0.03)        (0.05)        (0.05)       (0.05)
==============================================================================================================================
Net increase (decrease) in net asset value...............                        -             -             -            -
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE: END OF PERIOD                                               $  1.00       $  1.00       $  1.00      $  1.00
==============================================================================================================================
Total return (c).........................................                       3.02%         5.23%         5.33%        5.31%
Net assets, end of period
 (in thousands)..........................................                    $ 7,045       $17,125       $25,460      $33,571

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Ratio of expenses to average net assets (d) (e)..........                       0.35%         0.35%         0.35%        0.35%
Ratio of net investment income to average
  net assets (d) (e).....................................                       5.71%         5.10%         5.24%        5.20%
Portfolio turnover rate..................................                        N/A           N/A           N/A          N/A
==============================================================================================================================

(a)  From commencement of operations on June 14, 1995.
(b)  Since inception on March 2, 1998.
(c) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. The Portfolios are reported as period-to-date cumulative total returns.
(d)  Calculated on an annualized basis.
(e) Without reimbursements the above ratios, on an annualized basis, would have been:

Ratio of expenses to average net assets..................                       1.40%         0.65%         0.46%        0.44%
Ratio of net investment income to average net assets.....                       4.66%         4.80%         5.13%        5.11%

                                                              BOND PORTFOLIO                     BALANCED PORTFOLIO
                                                     -----------------------------------    ---------------------------------------
                                                     PERIOD    YEAR      YEAR     PERIOD     YEAR      YEAR       YEAR      YEAR
                                                     ENDED     ENDED     ENDED    ENDED      ENDED     ENDED      ENDED     ENDED
                                                     12/31/95 12/31/96  12/31/97  12/31/98  12/31/95  12/31/96   12/31/97  12/31/98
====================================================================================================================================
NET ASSET VALUE: BEGINNING OF PERIOD                 $ 10.00  $  10.23   $  9.90    $ 10.15   $ 10.00  $   10.92  $ 11.96   $ 14.05
====================================================================================================================================

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income..............................     0.34      0.63      0.64       0.64      0.22       0.41     0.46      0.50
Net realized and unrealized gains (losses)
 on investments....................................     0.23     (0.33)     0.25       0.21      0.92       1.05     2.09      2.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        0.57      0.30      0.89       0.85      1.14       1.46     2.55      2.67
====================================================================================================================================

LESS DISTRIBUTIONS
------------------
From investment income.............................    (0.34)    (0.63)   ( 0.64)     (0.64)    (0.21)     (0.41)   (0.46)    (0.50)
From realized gains................................      -         -         -          -        (0.01)     (0.01)    -       (0.25)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (0.34)    (0.63)    (0.64)     (0.64)    (0.22)     (0.42)   (0.46)    (0.75)
====================================================================================================================================
Net increase (decrease) in net asset value.........     0.23     (0.33)     0.25       0.21      0.92       1.04     2.09      1.92
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE: END OF PERIOD                       $ 10.23  $   9.90   $ 10.15    $ 10.36   $ 10.92  $   11.96  $ 14.05  $  15.97
====================================================================================================================================
Total return (c)...................................    5.805      3.10%     9.73%      8.59%    11.46%     13.65%   21.71%    19.27%
Net assets, end of period (in thousands)...........  $ 9,363  $ 17,666   $26,710    $42,207   $28,759  $ 126,518  $306,501 $545,337

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Ratio of expenses to average net assets (d) (e)....     0.35%     0.35%     0.35%      0.35%     0.35%      0.35%    0.35%     0.33%
Ratio of net investment income to average..........     6.54%     6.51%     6.55%      6.26%     4.07%      3.89%    3.62%     3.38%
  net assets (d) (e)
Portfolio turnover rate............................     6.51%    11.65%    18.41%     18.29%     2.29%      5.43%    6.86%    21.39%

====================================================================================================================================

Ratio of expenses to average net assets............     1.25%     0.68%     0.52%      0.48%     1.15%      0.60%    0.43%     0.39%
Ratio of net investment income to average net assets.   5.64%     6.18%     6.38%      6.13%     3.27%      3.65%    3.53%     3.32%

                    AAL VARIABLE PRODUCT SERIES FUND, INC.
                       FINANCIAL HIGHLIGHTS - CONTINUED


    The following table presents per share information for each Portfolio of the AAL Variale Product Series Fund, Inc. for the period presented and should be read in conjuction with the financial statements and related notes.


                                                                                     LARGE COMPANY STOCK PORTFOLIO
                                                            ------------------------------------------------------------------------
                                                            PERIOD ENDED        YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                              12/31/95            12/31/96           12/31/97            12/31/98
====================================================================================================================================
NET ASSET VALUE:BEGINING OF PERIOD                            $ 10.00             $  11.51             $  13.83           $  18.06
====================================================================================================================================

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income...................................         0.11                 0.23                 0.23               0.24
Net realized and unrealized gains (losses) on
  investments...........................................         1.52                 2.34                 4.25               4.85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS........................         1.63                 2.57                 4.48               5.09
====================================================================================================================================

LESS DISTRIBUTIONS
------------------
From investment income..................................        (0.11)               (0.23)               (0.23)             (0.24)
From realized gains.....................................        (0.01)               (0.02)               (0.02)             (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................................        (0.12)               (0.25)               (0.25)             (0.25)
====================================================================================================================================
Net increase(decrease) in net asset value...............         1.51                 2.32                 4.23               4.48
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE: END OF PREIOD..........................      $ 11.51             $  13.83             $  18.06           $  22.90
====================================================================================================================================
Total return (c)........................................        16.39%               22.47%               32.59%             28.36%
Net assets, end of period (in thousands)................      $23,138             $120,089             $318,475           $572,361

RATIOS AND SUPPLEMENTAL DATA
-----------------------------
Ratio of expenses to average net expenses (d)(e)........         0.35%                0.35%                0.35%              0.35%
Ratio of net investment income to average
  net assets (d)(e).....................................         2.27%                1.97%                1.48%              1.20%
Portfolio turnover rate.................................         0.47%                1.77%                1.00%              1.49%

====================================================================================================================================

(a)  From commencement of operations on June 14, 1995.
(b)  Since inception on March 2, 1998.
(c) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown. The Portfolios are reported as period-to-date cumulative total returns.
(d)  Calculated on an annualized basis.
(e) Without reimbursements the above ratios, on an annualized basis, would have been:

     Ratio of expenses to average net assets... 1.26% 0.63% 0.43% 0.38% Ratio of net investment income to average net assets......................  1.37%  1.69%  1.39%  1.15%

                                                                                            INTERNATIONAL
                                                                                                STOCK             HIGH YIELD
                                                        SMALL COMPANY STOCK PORTFOLIO         PORTFOLIO          BOND PORTFOLIO
                                                     -----------------------------------   -----------------     --------------
                                                     Period    Year      Year     Year         Period                 Year
                                                     Ended     Ended     Ended    Ended        Ended                  Ended
                                                     12/31/95 12/31/96  12/31/97  12/31/98    12/31/95               12/31/96
==================================================================================================================================
NET ASSET VALUE: BEGINNING  OF PERIOD                 $10,00   $10,99    $12.54   $ 14.88    $ 10.00                  $ 10.00
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................        0.08     0.12      0.11      0.08       0.09                     0.74
Net realized and unrealized gains (losses)
 on investments.................................        0.99     1.86      3.05     (0.13)      0.96                    (1.05)
------------------------------------------------------------------------------------------------------------------------------------

Total from Investment Operations................        1.07     1.98      3.16     (0.05)      1.05                    (0.31)
====================================================================================================================================


LESS DISTRIBUTIONS

From investment income..........................        (0.07)   (0.12)      (0.11)    (0.08)       -                   (0.74)
From realized gains.............................        (0.01)   (0.31)      (0.71)    (2.35)       -                     -
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.............................        (0.08)   (0.43)      (0.82)    (2.43)      0.00                 (0.74)
===================================================================================================================================
Net increase (decrease) in  net asset value.....        (0.99)    1.55         2.3     (2.48)      1.05                 (1.05)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:  END OF PERIOD.................      $ 10.99   $12.54    $  14.88   $ 12.40    $ 11.05               $  8.95
===================================================================================================================================

Total return (c)................................        10.70%   18.19%      25.37%    10.14%     10.41%                (3.25%)
Net assets, end of period (in thousands)........      $15,666  $70,209    $152,298  $198,321    $15,595               $27,965

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Ratio of expenses to average net assets (d) (e).         0.35%    0.35%       0.80%     0.35%      0.80%                 0.40%
Ratio of net investment income to average net
 assets (d) (e).................................         1.43%    1.14%       0.81%     0.55%      1.25%                 9.54%
Portfolio turnover rate.........................         2.85%   20.14%      29.65%   103.70%     32.66%                25.43%

===================================================================================================================================
Ratio of expenses to average net assets.........         1.37%    0.75%       0.45%     0.43%      1.30%                 0.54%
Ratio of net investment income to average
 net assets.....................................         0.41%    0.74%       0.71%     0.47%      0.75%                 9.40%

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                    AAL VARIABLE PRODUCT SERIES FUND, INC.
                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Shareholders
The AAL Variable Product Series Fund, Inc.


We have audited the accompanying statements of assets and liabilities of The
AAL Variable Product Series Fund, Inc. (the "Fund") (comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Large Company Stock Portfolio, Small Company Stock Portfolio, International Stock Portfolio and High Yield Bond Portfolio), including the schedules of investments, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising The AAL Variable Product Series Fund, Inc. as of December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP

Milwaukee, Wisconsin

January 27, 1999

                      AAL VARIABLE PRODUCTS ANNUAL REPORT



                        AAL VARIABLE ANNUITY ACCOUNT I
                            STATEMENT OF NET ASSETS
                            AS OF DECEMBER 31, 1998

================================================================================

ASSETS
------
Investments, in AAL Variable Product Series Fund, Inc.:
  Money Market Subaccount:
     Money Market Portfolio, 33,225,986 shares at net asset value of $1.00 per share (cost $33,225,986)............. $   33,230,461

  Bond Subaccount:
     Bond Portfolio, 4,072,442 shares at net asset value of $10.36 per share (cost $41,289,943).....................     42,181,532

  Balanced Subaccount:
     Balanced Portfolio, 34,119,399 shares at net asset value of $15.97 per share (cost $455,023,372)...............    544,728,825

  Large Company Stock Subaccount:
     Large Company Stock Portfolio, 24,894,238 shares at net asset value of $22.90 per share (cost $402,793,962)....    570,197,756

  Small Company Stock Subaccount:
     Small Company Stock Portfolio, 15,959,906 shares at net asset value of $12.39 per share (cost $213,327,098)....    197,822,567

  International Stock Subaccount:
     International Stock Portfolio, 401,245 at net asset value of $11.05 per share (cost $4,264,613)................      4,430,887

  High Yield Bond Subaccount:
     High Yield Bond Portfolio, 1,117,262 shares at net asset value of $8.95 per share (cost $10,576,803)...........      9,998,212
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $1,160,501,777)                                                                              $1,402,590,240
===================================================================================================================================

LIABILITIES                                                                                                                      --
-----------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                           $1,402,590,240
===================================================================================================================================

                                                                       UNIT               EXTENDED
                                                      UNITS            VALUE              VALUE
========================================================================================================
Net Assets are represented by:
 Money Market Subaccount......................... 28,880,399            1.15            $   33,230,461
 Bond Subaccount.................................  3,397,426           12.42                42,181,532
 Balanced Subaccount............................. 31,007,716           17.57               544,728,825
 Large Company Stock Subaccount.................. 24,637,221           23.14               570,197,756
 Small Company Stock Subaccount.................. 12,646,465           15.64               197,822,567
 International Stock Subaccount..................    405,358           10.93                 4,430,887
 High Yield Bond Subaccount......................  1,044,323            9.58                 9,998,212
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                        $1,402,590,240
========================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                        AAL VARIABLE ANNUITY ACCOUNT I
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                          MONEY
                                                                                          MARKET              BOND
                                                                      COMBINED            SUBACCOUNT          SUBACCOUNT
================================================================================================================================
INVESTMENT INCOME
-----------------

Dividends .........................................................  $  24,528,466         $ 1,501,845         $ 1,895,504
Capital gain distributions ........................................     40,020,449                  --                  --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 64,548,915           1,501,845           1,895,504
================================================================================================================================

Expenses-mortality and expense risk charges .......................     14,194,765             363,505             378,623

--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                            50,354,150           1,138,340           1,516,881
================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------

Net realized gain (loss) from investment transactions .............      1,515,394                  --              23,071

Change in unrealized appreciation/depreciation of investments .....    121,795,866                  --             530,394
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                         123,311,260                  --             553,465
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                    $ 173,665,410         $ 1,138,340         $ 2,070,346
================================================================================================================================

                                   LARGE               SMALL                                        HIGH
                                   COMPANY             COMPANY             INTERNATIONAL            YIELD
               BALANCED            STOCK               STOCK               STOCK                    BOND
               SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT               SUBACCOUNT
================================================================================================================================
               $ 14,364,866       $  5,329,416      $    999,073        $      295                  $   437,467
                  8,246,931            345,453        31,428,065                --                           --
--------------------------------------------------------------------------------------------------------------------------------
                 22,611,797          5,674,869        32,427,138               295                      437,467
================================================================================================================================

                  5,392,900          5,667,444         2,314,809            25,261                       52,223

--------------------------------------------------------------------------------------------------------------------------------
                 17,218,897              7,425        30,112,329           (24,966)                     385,244
================================================================================================================================


                    410,315            781,967           323,308             5,756                      (29,023)
                 52,220,247        103,931,509       (34,473,969)          166,275                     (578,590)
-------------------------------------------------------------------------------------------------------------------------------
                 52,630,562        104,713,476       (34,150,661)          172,031                     (607,613)
-------------------------------------------------------------------------------------------------------------------------------
               $ 69,849,459       $104,720,901      $ (4,038,332)       $  147,065                  $  (222,369)
===============================================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                        AAL VARIABLE ANNUITY ACCOUNT I
                      STATEMENT OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                          MONEY
                                                                                          MARKET                   BOND
                                                                 COMBINED                 SUBACCOUNT               SUBACCOUNT
====================================================================================================================================
NET ASSETS AT JANUARY 1, 1997                                   $  313,072,015           $  15,127,096            $  12,715,943
====================================================================================================================================

INCREASE (DECREASE) IN NET ASSETS
---------------------------------

Net investment income ..........................................    13,783,610                 836,458                  854,722
Net realized gain (loss) from investment transactions ..........        60,921                      --                   (9,732)
Change in unrealized appreciation of investments ...............    97,567,574                      --                  461,285
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               111,412,105                 836,458                1,306,275
====================================================================================================================================

CAPITAL SHARE TRANSACTIONS
--------------------------

Transfers of net premiums  .....................................   418,962,388             158,275,206                5,588,348
Transfers of death benefits ....................................    (3,458,133)                (79,044)                (265,091)
Transfers of surrenders ........................................   (11,336,055)               (699,487)                (499,880)
Transfers between subaccounts ..................................    (3,657,074)           (147,996,133)               2,790,890
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS                                       400,511,126               9,500,542                7,614,267
====================================================================================================================================
TOTAL INCREASE .................................................   511,923,231              10,337,000                8,920,542
====================================================================================================================================
NET ASSETS AT DECEMBER 31, 1997                                    824,995,246              25,464,096               21,636,485
====================================================================================================================================

INCREASE (DECREASE) IN NET ASSETS
---------------------------------

Net investment income (loss) ...................................    50,354,150               1,138,340                1,516,881
Net realized gain (loss) from investment transactions ..........     1,515,394                      --                   23,071
Change in unrealized appreciation(depreciation) of investments..   121,795,866                      --                  530,394
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  173,665,410               1,138,340                2,070,346
====================================================================================================================================

CAPITAL SHARE TRANSACTIONS
--------------------------

Transfers of net premiums ......................................   446,760,777             187,658,462                9,671,632
Transfers of death benefits ....................................    (7,628,131)               (433,928)                (717,906)
Transfers of surrenders ........................................   (28,535,620)             (1,403,987)              (1,120,954)
Transfers between subaccounts ..................................    (6,667,442)           (179,192,522)              10,641,929
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS                                       403,929,584               6,628,025               18,474,701
====================================================================================================================================
TOTAL INCREASE .................................................   577,594,994               7,766,365               20,545,047
====================================================================================================================================
NET ASSETS AT DECEMBER 31, 1998                                 $1,402,590,240           $  33,230,461            $  42,181,532
====================================================================================================================================

                                                                               LARGE         SMALL                        HIGH
                                                                               COMPANY       COMPANY       INTERNATIONAL  YIELD
                                                                 BALANCED      STOCK         STOCK         STOCK          BOND
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
====================================================================================================================================
NET ASSETS AT JANUARY 1, 1997                                   $ 111,574,219  $109,713,467  $ 63,941,290  $       --   $       --
====================================================================================================================================

INCREASE (DECREASE) IN NET ASSETS
---------------------------------

Net investment income ........................................      4,923,350       763,478     6,405,602          --           --
Net realized gain (loss) from investment transactions ........         43,784            --        26,869          --           --
Change in unrealized appreciation of investments .............     30,694,969    52,011,575    14,399,745          --           --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS  RESULTING FROM OPERATIONS              35,662,103    52,775,053    20,832,216          --           --
====================================================================================================================================

CAPITAL SHARE TRANSACTIONS
--------------------------

Transfers of net premiums  ...................................    109,666,841   100,328,693    45,103,300          --           --
Transfers of death benefits ..................................     (1,821,655)     (780,984)     (511,359)         --           --
Transfers of surrenders ......................................     (5,125,578)   (3,272,494)   (1,738,616)         --           --
Transfers between subaccounts ................................     56,542,618    59,710,922    25,294,629          --           --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS                                      159,262,226   155,986,137    68,147,954          --           --
====================================================================================================================================
TOTAL INCREASE ...............................................    194,924,329   208,761,190    88,980,170          --           --
====================================================================================================================================
NET ASSETS AT DECEMBER 31, 1997                                   306,498,548   318,474,657   152,921,460          --           --
====================================================================================================================================

INCREASE (DECREASE) IN NET ASSETS
---------------------------------

Net investment income (loss) .................................     17,218,897         7,425    30,112,329     (24,966)     385,244
Net realized gain (loss) from investment transactions ........        410,315       781,967       323,308       5,756      (29,023)
Change in unrealized appreciation(depreciation) of investments     52,220,247   103,931,509   (34,473,969)    166,275     (578,590)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  69,849,459   104,720,901    (4,038,332)    147,065     (222,369)
====================================================================================================================================

CAPITAL SHARE TRANSACTIONS
--------------------------

Transfers of net premiums ......................................  109,087,355    96,013,937    36,097,357   2,316,310    5,915,724
Transfers of death benefits ....................................   (3,041,335)   (2,616,157)     (679,754)     (3,264)    (135,787)
Transfers of surrenders ........................................  (11,852,374)   (9,700,141)   (4,204,730)    (67,246)    (186,188)
Transfers between subaccounts ..................................   74,187,172    63,304,559    17,726,566   2,038,022    4,626,832
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS                                      168,380,818   147,002,198    48,939,439   4,283,822   10,220,581
====================================================================================================================================
TOTAL INCREASE ...............................................    238,230,277   251,723,099    44,901,107   4,430,887    9,998,212
====================================================================================================================================
NET ASSETS AT DECEMBER 31, 1998                                 $ 544,728,825  $570,197,756  $197,822,567  $4,430,887   $9,998,212
====================================================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                       AAL VARIABLE ANNUITY ACCOUNT I
                        NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------
The AAL Variable Annuity Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium deferred variable annuity insurance certificates.

The Account had five separate subaccounts at December 31, 1997 and seven separate subaccounts at December 31, 1998, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 2. EXPENSE CHARGES
-----------------------
The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. A certificate maintenance charge of $25 per certificate year is deducted to reimburse AAL for administrative expenses related to the contract. This fee is waived if the sum of premiums received by AAL less the sum of any withdrawals and withdrawal charges from the certificate is $5,000 or more at the time the deduction would be made. In addition, a surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. The certificate owner may make two transfers from one or more subaccounts to other subaccounts or the fixed account in each certificate year, but thereafter, each transfer is subject to a $10 transfer charge.

NOTE 3. FEDERAL INCOME TAXES
----------------------------
The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

NOTE 4. INVESTMENT TRANSACTIONS
-------------------------------
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:


                                                          YEAR ENDED DECEMBER 31, 1998
                                                         ------------------------------
                                                          PURCHASES               SALES
=======================================================================================
Money Market Subaccount..........................       $ 58,441,701       $ 50,676,008
Bond Subaccount..................................         21,910,913          1,919,329
Balanced Subaccount..............................        186,914,944          1,315,229
Large Company Stock Subaccount...................        148,687,401          1,677,778
Small Company Stock Subaccount...................         80,794,911          1,743,142
International Stock Subaccount...................          4,521,028            262,171
High Yield Bond Subaccount.......................         11,283,057            677,232
---------------------------------------------------------------------------------------
Combined.........................................       $512,553,955       $ 58,270,889
=======================================================================================

                                                          YEAR ENDED DECEMBER 31, 1997
                                                        -------------------------------
Money Market Subaccount..........................       $ 52,006,464      $ 41,671,205
Bond Subaccount..................................          9,912,197         1,443,207
Balanced Subaccount..............................        164,350,968           165,393
Large Company Stock
Subaccount.......................................        156,749,615                 -
Small Company Stock Subaccount...................         74,629,170            75,616
--------------------------------------------------------------------------------------
Combined.........................................       $457,648,414      $ 43,355,421
======================================================================================

NOTE 5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
-------------------------------------------------
Transactions in units of each subaccount were as follows:


                                                           UNITS   SOLD               UNITS REDEEMED             NET INCREASE
                                                     ------------------------   -------------------------  -------------------------

                                                        UNITS       AMOUNT          UNITS       AMOUNT        UNITS       AMOUNT
                                                     ------------------------   -------------------------  -------------------------
YEAR ENDED DECEMBER 31, 1998
Money Market Subaccount..........................   166,630,005  $187,658,462   160,769,420  $181,030,437   5,860,585  $  6,628,025
Bond Subaccount..................................     1,682,099    20,313,561       153,730     1,838,860   1,528,369    18,474,701
Balanced Subaccount..............................    11,388,627   183,274,527       925,222    14,893,709  10,463,405   168,380,818
Large Company Stock Subaccount...................     7,797,598   159,318,496       606,251    12,316,298   7,191,347   147,002,198
Small Company Stock Subaccount...................     3,304,007    53,823,923       317,688     4,884,484   2,986,319    48,939,439
International Stock Subaccount...................       412,234     4,354,332         6,877        70,510     405,357     4,283,822
High Yield Bond Subaccount.......................     1,078,107    10,542,556        33,784       321,975   1,044,323    10,220,581
-----------------------------------------------------------------------------   -------------------------  -------------------------
Combined.........................................   192,292,677  $619,285,857   162,812,972  $215,356,273  29,479,705  $403,929,584
=============================================================================   =========================  =========================

YEAR ENDED DECEMBER 31, 1997

Money Market Subaccount..........................   145,819,570  $158,275,206   137,026,017  $148,774,664   8,793,553  $  9,500,542
Bond Subaccount..................................       752,545     8,379,238        69,453       764,971     683,092     7,614,267
Balanced Subaccount..............................    12,055,929   166,209,458       504,518     6,947,232  11,551,411   159,262,226
Large Company Stock Subaccount...................     9,824,842   160,039,615       247,500     4,053,478   9,577,342   155,986,137
Small Company Stock Subaccount...................     4,812,850    70,397,928       156,237     2,249,974   4,656,613    68,147,954
-----------------------------------------------------------------------------   -------------------------  -------------------------
Combined.........................................   173,265,736  $563,301,445   138,003,725  $162,790,319  35,262,011  $400,511,126
=============================================================================   =========================  =========================

NOTE 6. NET ASSETS
------------------
The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 1998, consisted of:

                                                             MONEY
                                                             MARKET
                                          COMBINED         SUBACCOUNT
                                     ---------------      ------------
Paid-in capital...............       $ 1,089,971,003      $ 30,796,252
Accumulated undistributed
net investment income
(loss)........................       $    68,941,110      $  2,434,209
Accumulated undistributed
 net realized gain from
 investment transactions......       $     1,594,137                 -
Net unrealized appreciation
(depreciation) of
investments...................       $   242,083,990      $          -
                                     ---------------      ------------
NET ASSETS....................       $ 1,402,590,240      $ 33,230,461
                                     ===============      ============

                                                                          LARGE          SMALL                         HIGH
                                                                         COMPANY        COMPANY    INTERNATIONAL      YIELD
                                            BOND         BALANCED         STOCK          STOCK         STOCK           BOND
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                      --------------   -----------    ------------   ------------   -----------     -----------
Paid-in capital...............        $   38,381,909  $430,661,389    $400,682,836   $174,944,214   $ 4,283,822     $10,220,581
Accumulated undistributed
net investment income
(loss)........................             2,896,208     23,907,38       1,313,990     38,028,687       (24,966)        385,244
Accumulated undistributed
 net realized gain from
 investment transactions......                11,826       454,245         797,136        354,197         5,756         (29,023)
Net unrealized appreciation
(depreciation) of
investments...................               891,589    89,705,453     167,403,794    (15,504,531)      166,275        (578,590)
                                      --------------   -----------   -------------   ------------   -----------     -----------
NET ASSETS....................        $   42,181,532  $544,728,825    $570,197,756   $197,822,567   $ 4,430,887     $ 9,998,212
                                      ==============  ============   =============   ============   ===========     ===========

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                        AAL VARIABLE ANNUITY ACCOUNT I
                        REPORT OF INDEPENDENT AUDITORS
                            AS OF DECEMBER 31, 1998

The Board of Directors and Certificate Owners
Aid Association for Lutherans


We have audited the accompanying statement of net assets of the AAL Variable Annuity Account I (comprising, respectively, the Money Market, Bond, Balanced, Large Company Stock, Small Company Stock, International Stock, and High Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account I at December 31, 1998, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP

Milwaukee, Wisconsin
January 27, 1999

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                          AAL VARIABLE LIFE ACCOUNT I
                           STATEMENT OF NET ASSETS
                            AS OF DECEMBER 31, 1998



ASSETS
------
  Money Market Subaccount:
    Money Market Portfolio, 344,876 shares at net asset value of $1.00 per share (cost $344,876)..............  $  344,923
  Bond Subaccount:
    Bond Portfolio, 2,505 shares at net asset value of $10.36 per share (cost $26,117)........................      25,942
  Balanced Subaccount:
    Balanced Portfolio, 37,878 shares at net asset value of $15.97 per share (cost $577,403)..................     604,729
  Large Company Stock Subaccount:
    Large Company Stock Portfolio, 94,418 shares at net asset value of $22.90 per share (cost $1,899,896).....   2,162,697
  Small Company Stock Subaccount:
    Small Company Stock Portfolio, 39,678 shares at net asset value of $12.39 per share (cost $514,386).......     491,803
  International Stock Subaccount:
    International Stock Portfolio, 10,230 shares at net asset value of $11.05 per share (cost $104,806).......     112,960
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 7,723 shares at net asset value of $8.95 per share (cost $69,380)..............      69,110
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $3,536,864)                                                                              3,812,164
============================================================================================================================

LIABILITIES...................................................................................................          --
-----------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS....................................................................................................  $3,812,164
----------
============================================================================================================================

                                                                                                     UNIT        EXTENDED
                                                                                     UNITS           VALUE       VALUE
============================================================================================================================
Net Assets are represented by:
  Money Market Subaccount......................................................      333,936            1.03    $  344,923
  Bond Subaccount..............................................................        2,443           10.62        25,942
  Balanced Subaccount..........................................................       55,272           10.94       604,729
  Large Company Stock Subaccount...............................................      193,053           11.20     2,162,697
  Small Company Stock Subaccount...............................................       54,240            9.07       491,803
  International Stock Subaccount...............................................       11,016           10.25       112,960
  High Yield Bond Subaccount...................................................        7,244            9.54        69,110
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                $3,812,164
============================================================================================================================


The acompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                          AAL VARIABLE LIFE ACCOUNT I
                            STATEMENT OF OPERATIONS
             FOR THE PERIOD MAY 15, 1998 (1) TO DECEMBER 31, 1998

                                                                             MONEY
                                                                            MARKET         BOND
                                                            COMBINED      SUBACCOUNT    SUBACCOUNT
===========================================================================================================

INVESTMENT INCOME
-----------------
Dividends................................................  $  18,797      $  5,267       $   353
Capital gain distributions...............................     87,547             -             -

-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME..................................    106,344         5,267           353
===========================================================================================================

Expenses-mortality and expense risk charges..............      6,517         1,174            34

-----------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS).............................     99,827         4,093           319
===========================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------
Net realized gain (loss) from investment transactions....     (4,662)            -             4
Change in unrealized appreciation (depreciation) of
 investments.............................................    275,254             -          (175)
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...........................    270,592             -          (171)
===========================================================================================================
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 370,419     $   4,093    $      148
===========================================================================================================

(1) Commencement of operations

               LARGE         SMALL                      HIGH
               COMPANY       COMPANY     INTERNATIONAL  YIELD
  BALANCED     STOCK         STOCK       STOCK          BOND
  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------
 $    4,337   $  6,674       $    761    $     8        $ 1,397
      9,104      1,303         77,140                         -

-----------------------------------------------------------------
     13,441      7,977         77,901          8          1,397
=================================================================

        840      3,392            802        184             91

-----------------------------------------------------------------
     12,601      4,585         77,099       (176)         1,306
=================================================================

       (987)       (41)        (3,185)      (123)          (330)
      27,325   262,802        (22,581)     8,154           (271)

-----------------------------------------------------------------
      26,338   262,761        (25,766)     8,031           (601)
=================================================================
-----------------------------------------------------------------
 $   38,939   $  267,346     $ 51,333    $ 7,855        $   705
=================================================================

The accompanying notes to the financial statements are on integral par of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                          AAL VARIABLE LIFE ACCOUNT I
                            STATEMENT OF OPERATIONS
             FOR THE PERIOD MAY 15, 1998 (1) TO DECEMBER 31, 1998


                                                                           MONEY
                                                                           MARKET             BOND
                                                            COMBINED       SUBACCOUNT         SUBACCOUNT
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
----------------------
Net investment income (loss)............................      99,827          4,093             319
Net realized gain (loss) from investment transactions...      (4,662)             -               4
Change in unrealized appreciation (depreciation) of
 investments............................................     275,254              -            (175)

----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         370,419          4,093             148
==========================================================================================================

POLICY RELATED TRANSACTIONS
---------------------------

Transfers of net premiums...............................   3,640,935      1,888,524           5,477
Transfers of surrenders and terminations................      (1,720)            (5)              -
Policy loan transfers...................................      (2,000)             -               -
Cost of insurance and administrative charges............    (187,962)       (39,198)           (701)
Transfers between subaccounts...........................      (7,508)    (1,508,491)         21,018

----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM POLICY
  RELATED TRANSACTIONS                                     3,441,745        340,830          25,794
==========================================================================================================

TOTAL INCREASE                                             3,812,164        344,923          25,942
==========================================================================================================

NET ASSETS AT DECEMBER 31, 1998                           $3,812,164    $   344,923      $   25,942
==========================================================================================================

(1) Commencement of operations.

                   LARGE             SMALL                               HIGH
                   COMPANY           COMPANY          INTERNATIONAL      YIELD
     BALANCED      STOCK             STOCK            STOCK              BOND
     SUBACCOUNT    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------
      12,601          4,585            77,099            (176)             1,306
        (987)           (41)           (3,185)           (123)              (330)
      27,325        262,802           (22,581)          8,154               (271)
---------------------------------------------------------------------------------------
      38,939        267,346            51,333           7,855                705
=======================================================================================

     297,821      1,046,253           290,822          77,057             34,981
           -           (808)             (662)            (60)              (185)
      (2,000)             -                 -               -                  -
     (26,503)       (79,926)          (32,944)         (6,043)            (2,647)
     296,472        929,832           183,254          34,151             36,256
---------------------------------------------------------------------------------------

     565,790      1,895,351           440,470         105,105             68,405
=======================================================================================
     604,729      2,162,697           491,803         112,960             69,110
=======================================================================================
     604,729     $2,162,697          $491,803        $112,960            $69,110
=======================================================================================

The accompanying notes to the financial statements are an integral part of this schedule.

                      AAL VARIABLE PRODUCTS ANNUAL REPORT

                          AAL VARIABLE LIFE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1998

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------
The AAL Variable Life Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium variable universal life insurance certificates. The Account commenced operations on May 15, 1998.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE 2. EXPENSE CHARGES
-----------------------
The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for AAL's fraternal activities. In addition, a surrender charge is imposed in the event the certificate is surrendered or the specified amount is reduced. The initial surrender charge is based on an amount per thousand of specified coverage for which the certificate is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 certificate years to zero in the 11th certificate year.


NOTE 3. FEDERAL INCOME TAXES
----------------------------
The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.


NOTE 4. INVESTMENT TRANSACTIONS
-------------------------------
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                               PERIOD MAY 15, 1998 TO DECEMBER 31, 1998
                               ----------------------------------------
                                     PURCHASES                  SALES
-----------------------------------------------------------------------
Money Market Subaccount..........   $1,259,772                 $914,896
Bond Subaccount..................       26,411                      298
Balanced Subaccount..............      641,271                   62,882
Large Company Stock Subaccount...    1,902,143                    2,206
Small Company Stock Subaccount...      530,246                    2,675
International Stock Subaccount...      105,905                      976
High Yield Bond Subaccount.......       74,579                    4,869
-----------------------------------------------------------------------
Combined.........................   $4,540,327                 $998,802
=======================================================================

NOTE 5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
-------------------------------------------------
Transactions in units of each subaccount were as follows:

                                              UNITS SOLD               UNITS REDEEMED             NET INCREASE
                                       =======================    =======================    =======================
                                           UNITS     AMOUNT         UNITS        AMOUNT         UNITS      AMOUNT
                                       =======================    =======================    =======================
PERIOD MAY 15, 1998 TO
 DECEMBER 31, 1998
Money Market Subaccount...............  1,848,895   $1,888,524    1,514,959    $1,547,694        333,936  $ 340,830
Bond Subaccount.......................      2,512       26,495           69           701          2,443      25,794
Balanced Subaccount...................     58,110      594,293        2,838        28,503         55,272     565,790
Large Company Stock Subaccount........    201,345    1,976,085        8,292        80,734        193,053   1,895,351
Small Company Stock Subaccount........     58,402      474,076        4,162        33,606         54,240     440,470
International Stock Subaccount........     11,681      111,208          665         6,103         11,016     105,105
High Yield Bond Subaccount............      7,555       71,237          311         2,832          7,244      68,405
--------------------------------------------------------------------------------------------------------------------
Combined..............................  2,188,500   $5,141,918    1,531,296    $1,700,173        657,204  $3,441,745
====================================================================================================================

NOTE 6. NET ASSETS
------------------
The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 1998, consisted of:

                                                                                                          MONEY
                                                                                                          MARKET
                                                                                            COMBINED    SUBACCOUNT
===================================================================================================================
Paid-in capital.........................................................................   $3,629,707     $380,028
Accumulated undistributed net investment income (loss)..................................      (88,135)     (35,105)
Accumulated undistributed net realized gain (loss) from investment transactions.........       (4,662)         --
Net unrealized appreciation (depreciation) of investments...............................      275,254          --
                                                                                           ----------     ---------
Net assets..............................................................................   $3,812,164     $344,923
                                                                                           ==========     =========

                                          LARGE          SMALL                          HIGH
                                         COMPANY        COMPANY     INTERNATIONAL      YIELD
             BOND         BALANCED        STOCK          STOCK          STOCK           BOND
          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
=================================================================================================
            $26,495       $592,292      $1,975,277      $473,415      $111,148         $71,052
               (382)       (13,901)        (75,341)       44,154        (6,219)         (1,341)
                  4           (987)            (41)       (3,185)         (123)           (330)
               (175)        27,325         262,802       (22,581)        8,154            (271)
            -------       --------      ----------      --------      --------         -------
            $25,942       $604,729      $2,162,697      $491,803      $112,960         $69,110
            =======       ========      ==========      ========      ========         =======

                      AAL VARIABLE PRODUCTS ANNUAL REPORT


                      AAL VARIABLE LIFE ACCOUNT I
                    REPORT OF INDEPENDENT AUDITORS
                       AS OF DECEMBER 31, 1998


The Board of Directors and Certificate Owners
Aid Association for Lutherans


We have audited the accompanying statement of net assets of the AAL Variable Life Account I (comprising, respectively, the Money Market, Bond, Balanced, Large Company Stock, Small Company Stock, International Stock, and High Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and changes in net assets for the period from May 15, 1998 (date operations commenced) to December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Life Account I at December 31, 1998, and the results of their operations and changes in their net assets for the period then ended, in conformity with generally accepted accounting principles.

                                                       Ernst & Young LLP

Milwaukee, Wisconsin

January 27, 1999



REPORT OF INDEPENDENT AUDITORS

                         BOARD OF DIRECTORS        John O. Gilbert - Chairman of the Board
                                                   Ronald G. Anderson
                                                   F. Gregory Campbell
                                                   Richard L. Gady
                                                   Edward W. Smeds
                                                   Steven A. Weber
                                                   Lawrence M. Woods

                                   OFFICERS        Steven A. Weber - President
                                                   Daniel L. Shinnick - Vice President
                                                   Carl J. Rudolph - Treasurer
                                                   James H. Abitz - Assistant Treasurer
                                                   Kathleen A. Brost - Secretary
                                                   Woodrow E. Eno - Assistant Secretary
                                                   Robert G. Same - Assistant Secretary

        INVESTMENT ADVISER & TRANSFER AGENT        Aid Association for Lutherans
                                                   4321 North Ballard Road . Appleton, WI 54919-0001

SUB-ADVISER (INTERNATIONAL STOCK PORTFOLIO)        Oechsle International Advisors, LLC
                                                   One International Place . Boston, MA 02110

    SUB-ADVISER (HIGH YIELD BOND PORTFOLIO)        AAL Capital Management Corporation
                              & DISTRIBUTOR        222 West College Avenue . Appleton, WI 54919-0007

                                  CUSTODIAN        Citibank, N. A.
                                                   111 Wall Street . New York, NY 10043

                              LEGAL COUNSEL        Quarles & Brady
                                                   411 East Wisconsin Avenue . Milwaukee, WI 53202

                       INDEPENDENT AUDITORS        Ernst & Young LLP
                                                   111 East Kilbourn Avenue . Milwaukee, WI 53202

This report is submitted for the information of the certificate owners of the AAL Variable Annuity Account I and the AAL Variable Life Account I. It is not authorized for distribution to prospective certificate owners unless preceded or accompanied by a current prospectus for the AAL Variable Annuity Account I, the AALVariable Life Account I and the AAL Variable Product Series Fund, Inc.

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